                                                      SUPPLEMENTARY TERMS NOTICE

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                                         ST. GEORGE BANK LIMITED
                                                               (Approved Seller)

                                                         ST. GEORGE BANK LIMITED
                                                                      (Servicer)

                                                         ST. GEORGE BANK LIMITED
                                                                   (Indemnifier)

                                                ST. GEORGE CUSTODIAL PTY LIMITED
                                                                     (Custodian)

                                                                    P.T. LIMITED
                                                              (Security Trustee)

                                                            THE BANK OF NEW YORK
                                                                  (Note Trustee)

                                              Crusade Global Trust No. 1 of 2005

                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tell 61 29230 4000
                                                               Fax 61 29230 5333

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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TABLE OF CONTENTS

1.    INTRODUCTION                                                             4

2.    DEFINITIONS AND INTERPRETATION                                           5
      2.1    Definitions                                                       5
      2.2    Interpretation                                                   32
      2.3    Limitation of liability                                          32
      2.4    Knowledge of Trustee                                             34
      2.5    Business Day Convention                                          34
      2.6    Hedge Agreements                                                 34

3.    DIRECTION AND TRUST BACK                                                35

4.    NOTES                                                                   35
      4.1    Conditions of Notes                                              35
      4.2    Summary of conditions of Notes                                   35
      4.3    Issue of Notes                                                   38
      4.4    Trustee's Covenant to Noteholders and the Note Trustee           39
      4.5    Repayment of Notes on Payment Dates                              39
      4.6    Final Redemption                                                 40
      4.7    Period During Which Interest Accrues                             40
      4.8    Calculation of Interest                                          40
      4.9    Step-Up Margin                                                   41
      4.10   Aggregate receipts                                               41

5.    CASHFLOW ALLOCATION METHODOLOGY                                         42
      5.1    Total Available Funds                                            42
      5.2    Excess Available Income - Reimbursement of Charge
                Offs and Principal Draws                                      44
      5.3    Excess Distribution                                              45
      5.4    Initial Principal Distributions                                  45
      5.5    Principal Distributions prior to Stepdown Date                   46
      5.6    Principal distributions on and after Stepdown Date               47
      5.7    Final Maturity Date                                              48
      5.8    Redraws and Further Advances                                     48
      5.9    Determination Date - Payment Shortfall                           50
      5.10   Liquidity Draws                                                  50
      5.11   Allocating Liquidation Losses                                    50
      5.12   Insurance claims                                                 51
      5.13   Payments before Payment Date                                     51
      5.14   Charge Offs                                                      52
      5.15   Payments into US$ Account                                        52
      5.16   Payments out of US$ Account                                      52
      5.17   Payments into Euro Account                                       53
      5.18   Payments out of Euro Account                                     53
      5.19   Rounding of amounts                                              53
      5.20   Manager's Report                                                 54
      5.21   Payment Priorities Following an Event of Default:
                Security Trust Deed                                           54

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      5.22   Prescription                                                     56
      5.23   Accounting Procedures: Principal & Interest                      56
      5.24   Replacement of Currency Swap                                     56
      5.25   Notice of calculations                                           57
      5.26   Bond Factors                                                     57
      5.27   Loan Offset Interest                                             57

6.    MASTER TRUST DEED AND SERVICING AGREEMENT                               58
      6.1    Completion of details in relation to Master Trust Deed           58
      6.2    Amendments to Master Trust Deed                                  59
      6.3    Amendments to the Servicing Agreement                            97
      6.4    Clause 6.14                                                      98

7.    CALL AND TAX REDEMPTION                                                 98
      7.1    Call of Class A Notes                                            98
      7.2    Call of Class B Notes                                            98
      7.3    Call of Class C Notes                                            99
      7.4    Tax Event                                                        99
      7.5    Full satisfaction                                               100

8.    SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES                      100
      8.1    Approved Seller substitution                                    100
      8.2    Other substitutions                                             100
      8.3    Selection criteria                                              101
      8.4    Removal of Purchased Receivables - Top Ups                      101

9.    APPLICATION OF THRESHOLD RATE                                          102
      9.1    Calculation of Threshold Rate                                   102
      9.2    Setting Threshold Rate                                          103
      9.3    Loan Offset Deposit Accounts                                    103

10.   TITLE PERFECTION EVENTS                                                103

11.   BENEFICIARY                                                            104
      11.1   Issue of Units                                                  104
      11.2   Residual Capital Unit                                           104
      11.3   Residual Income Unit                                            105
      11.4   Unit Register                                                   105

12.   NOTE TRUSTEE                                                           106
      12.1   Capacity                                                        106
      12.2   Exercise of rights                                              106
      12.3   Representation and warranty                                     106
      12.4   Payments                                                        106
      12.5   Payment to be made on Business Day                              106

13.   COMPLIANCE WITH SECURITY TRUST DEED                                    106

14.   CUSTODIAN AGREEMENT                                                    107

15.   MANAGER'S DIRECTIONS TO BE IN WRITING                                  107

16.   UNDERTAKINGS BY APPROVED SELLER, SERVICER AND MANAGER                  107

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17.   TAX REFORM                                                             108
      17.1   Taxation of trusts and consolidated groups                      108
      17.2   Amending Bill - taxation of trusts                              108
      17.3   Group tax liabilities                                           109
      17.4   Evidence of tax sharing agreement                               110
      17.5   Objective                                                       110
      17.6   Residual Income Beneficiary                                     110

18.   ACKNOWLEDGMENTS                                                        110

19.   GOVERNING LAW                                                          111

20.   COUNTERPARTS                                                           111

SCHEDULE 1                                                                   115

SCHEDULE 2                                                                   117
      Application for A$ Notes                                               117
      Crusade Global Trust No. 1 of 2005                                     117

SCHEDULE 3                                                                   119
      Note Acknowledgment                                                    119
      Crusade Global Trust No. 1 of 2005                                     119

SCHEDULE 4                                                                   121
      Note Transfer and Acceptance                                           121
      Crusade Global Trust No. 1 of 2005                                     121

SCHEDULE 5                                                                   124

SCHEDULE 6                                                                   126

      Independent auditor's Annual Servicer Compliance Certificate
         to the Directors of Crusade Management Limited                      126

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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1.   INTRODUCTION
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     This Supplementary Terms Notice is issued on ______________ 2005 pursuant and subject to the Master Trust Deed dated 14 March 1998 (the MASTER TRUST
     DEED) between the Trustee, the Manager, St.George, the Custodian, the
     Security Trustee and the Note Trustee.

     PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841) of Level 7, 9
     Castlereagh Street, Sydney, New South Wales 2000 in its capacity as trustee of Crusade Global Trust No. 1 of 2005 (the TRUSTEE);

     CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) of 4-16 Montgomery Street,
     Kogarah, New South Wales 2217 as Manager (the MANAGER);

     ST.GEORGE BANK LIMITED (ABN 92 055 513 070) of 4-16 Montgomery Street,
     Kogarah, New South Wales 2217 in its capacity as Servicer, Approved Seller and Indemnifier (ST.GEORGE);

     ST.GEORGE CUSTODIAL PTY LIMITED (ABN 87 003 347 411) of 4-16 Montgomery
     Street, Kogarah, New South Wales 2217 (the CUSTODIAN);

     P.T. LIMITED (ABN 67 004 454 666) of Level 7, 9 Castlereagh Street Sydney,
     New South Wales 2000 in its capacity as security trustee under the Security
     Trust Deed (the SECURITY TRUSTEE); and

     THE BANK OF NEW YORK of 101 Barclay Street, Floor 21 West, New York, New
     York 10286, United States of America (the NOTE TRUSTEE) which has agreed to act as note trustee in relation to Notes issued by the Trust under the Note
     Trust Deed and in accordance with this Supplementary Terms Notice.

     This Supplementary Terms Notice is issued by the Manager and applies in respect of Crusade Global Trust No. 1 of 2005.

     Each party to this Supplementary Terms Notice agrees to be bound by the
     Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms Notice or the Master Trust Deed.

     The Trustee and the Manager agree, and St.George, the Custodian and the
     Security Trustee acknowledge that the Approved Seller is to be an Approved
     Seller for the purposes of the Master Trust Deed, this Supplementary Terms
     Notice and the other Transaction Documents for the Trust.

     The Trustee and the Manager agree, and St.George, the Custodian and the
     Security Trustee acknowledge that the Servicer is to be a Servicer for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

     The Trustee and the Manager agree, and St.George, the Custodian and the
     Security Trustee acknowledge that the Custodian is to be a Custodian for the purposes of the Master Trust Deed, this Supplementary Terms Notice and the other Transaction Documents for the Trust.

     The Servicer agrees to service the Purchased Receivables and the Purchased
     Receivable Securities in accordance with the Servicing Agreement.

     The Note Trustee has agreed to act as note trustee in relation to the
     Offshore Notes issued by the Trust under the Note Trust Deed in accordance with this Supplementary Terms Notice.

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     The Security Trustee has agreed to act as security trustee for the
     Mortgagees under the Security Trust Deed.

     The Trustees and the Manager agree, and St.George, the Custodian and the
     Security Trustee acknowledge that the Trust will be a TRUST for the purposes of the Transaction Documents.

     The parties acknowledge that the matters in clauses 3, 4, 5, 6, 7, 8, 9,
     10, 11, 14, 15, 16 and 17 of this Supplementary Terms Notice contain decisions not made by the Note Trustee.

2.   DEFINITIONS AND INTERPRETATION
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2.1  DEFINITIONS

     Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

     In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Crusade Global Trust No. 1 of 2005, and do not apply to any other Trust (as defined in the Master Trust Deed).

     A$ CLASS A-1 INTEREST AMOUNT means, for any Quarterly Payment Date in relation to a Confirmation for Class A-1 Notes, the amount in Australian dollars which is calculated:

     (a)  on a daily basis at the applicable rate set out in the Class A-1
          Currency Swap relating to the Class A-1 Notes which shall be
          AUD-BBR-BBSW, as defined in the ISDA Definitions, as at the first day of the Interest Period ending on (but excluding) that Payment Date with a designated maturity of 90 days plus the relevant Spread;

     (b)  on the aggregate of the A$ Equivalent of the Invested Amount of each
          Class A-1 Note as at the first day of the Interest Period ending on
          (but excluding) that Payment Date; and

     (c)  on the basis of the actual number of days in that Interest Period and a year of 365 days.

     A$ CLASS A-2 INTEREST AMOUNT means for any Quarterly Payment Date, in relation to a Confirmation for Class A-2 Notes, the amount, in Australian dollars, which is calculated:

     (a)  on a daily basis at the applicable rate set out in the Class A-2
          Currency Swap relating to the Class A-2 Notes, which shall be
          AUD-BBR-BBSW, as defined in the ISDA Definitions as at the first day of the Interest Period ending on (but excluding) that Payment Date with a designated maturity of 90 days plus the relevant Spread;

     (b)  on the aggregate of the A$ Equivalent of the Invested Amount of each
          Class A-2 Note as of the first day of the Interest Period ending on
          (but excluding) that Payment Date; and

     (c)  on the basis of the actual number of days in that Interest Period and a year of 365 days.

     A$ EQUIVALENT means:

     (a)  in relation to an amount denominated or to be denominated in US$, the amount converted to (and denominated in) A$ at the A$ Exchange Rate;

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     (b)  in relation to an amount denominated or to be denominated in Euros, the amount converted to (and denominated in) A$ at the A$ Exchange
          Rate; or

     (c)  in relation to an amount denominated or to be denominated in A$, the amount of A$.

     A$ EXCHANGE RATE means, on any date, the rate of exchange (set as at the commencement of a Currency Swap) applicable under:

     (a)  the Class A-1 Currency Swap for the exchange of United States dollars for Australian dollars; or

     (b)  the Class A-2 Currency Swap for the exchange of Euros for Australian dollars.

     A$ NOTEHOLDER means a Noteholder of an A$ Note.

     A$ NOTE means a Class A-3 Note, a Class B Note or a Class C Note.

     ACCRUED INTEREST ADJUSTMENT means, in relation to the Approved Seller, all interest and fees accrued on the Purchased Receivables up to (but excluding) the Closing Date which are unpaid as at the close of business on the Closing Date.

     AGENCY AGREEMENT means the Agency Agreement dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager, the Note
     Trustee, the Principal Paying Agent, the other Paying Agents, the Note
     Registrar and the Calculation Agent.

     ARREARS subsist in relation to a Receivable at any time if, at that time, the principal outstanding under that Receivable is greater than the scheduled principal balance for that Receivable.

     ARREARS PERCENTAGE means, for any Payment Date:

     (a)  the aggregate Unpaid Balance of all Purchased Receivables which are in
          Arrears by 60 consecutive days or more as at the end of the Collection
          Period immediately preceding that Payment Date;

     divided by

     (b)  the aggregate Unpaid Balance of all Purchased Receivables as at the
          end of the Collection Period immediately preceding that Payment Date,

     expressed as a percentage.

     ASSET has the meaning in the Master Trust Deed and includes any Loan or any
     Mortgage specified in a Sale Notice or any Mortgage, Related Security or
     other rights with respect thereto which is acquired by the Trustee for the
     Trust, or any Authorised Investment acquired by the Trustee.

     ATTORNEY has the meaning given in the Security Trust Deed.

     AUTHORISED SIGNATORY means:

     (a)  in relation to the Note Trustee, any duly authorised officer of the
          Note Trustee and any other duly authorised person of the Note Trustee;

     (b)  in relation to the Principal Paying Agent, any duly authorised officer of the Principal Paying Agent and any other duly authorised person of the Principal Paying Agent;

     (c)  in relation to the Calculation Agent, any duly authorised officer of the Calculation Agent and any other duly authorised person of the
          Calculation Agent; and

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     (d)  in relation to the Note Registrar, any duly authorised officer of the
          Note Registrar and any other duly authorised person of the Note
          Registrar.

     AVAILABLE INCOME means, in relation to the Trust for any Monthly Collection
     Period, the total of the following:

     (a)  the Finance Charge Collections for the Trust for that Monthly
          Collection Period; plus

     (b)  to the extent not included in paragraph (a):

          (i)  any amount received by or on behalf of the Trustee in relation to that Monthly Collection Period on or by the Monthly Payment Date
               immediately following the end of that Monthly Collection Period with respect to net receipts under any Interest Hedge (and for this purpose net receipts under the Basis Swap will be determined before any payment in Condition 4);

          (ii) any interest income received by or on behalf of the Trustee during that Monthly Collection Period in respect of moneys credited to the Collection Account in relation to the Trust;

          (iii) amounts in the nature of interest otherwise paid by the Approved
               Seller, the Servicer or the Manager to the Trustee during that
               Monthly Collection Period in respect of Collections held by it;

          (iv) all other amounts received by or on behalf of the Trustee during that Monthly Collection Period in respect of the Assets in the nature of income; and

          (v)  all amounts received by or on behalf of the Trustee in the nature of income during that Monthly Collection Period from any provider of a Support Facility (other than a Redraw Facility Agreement)
               under that Support Facility and which the Manager determines should be accounted for in respect of a Finance Charge Loss,

     but excluding interest credited to a Support Facility Collateral Account or any eligible credit support transferred to the Trustee under a Currency
     Swap.

     Available Income, for any Quarterly Collection Period, means the total of the above amounts for the three Monthly Collection Periods that comprise that Quarterly Collection Period.

     BANK means:

     (a)  for the purposes of paragraph (a) of the definition of BUSINESS DAY:

          (i)  a corporation authorised under the Banking Act 1959 (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an
               Australian jurisdiction to carry on the general business of banking;

          (ii) and, for the purposes of the definition of EURO ACCOUNT, a person authorised under the Banking Act 1987 (UK) to carry on a deposit taking business; or

          (iii) and, for the purposes of the definition of US$ ACCOUNT, a banking institution or trust company organised or doing business under the laws of the United States of America or any of its states; and

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     (b)  in any other case, a corporation authorised under the Banking Act 1959
          (Cth) to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian jurisdiction to carry on the general business of banking.

     BASIS SWAP means, in relation to the master interest rate swap agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee in its capacity as trustee of the Trust and St.George as principal floating rate payer, on the terms of the ISDA Master Agreement
     (with amendments thereto), each Transaction (as defined in that agreement)
     entered into in accordance with that agreement in relation to the interest rate risk arising from a Floating Rate Loan.

     BBSW REFERENCE BANK means any financial institution authorised to quote on the Reuters Screen BBSW Page.

     BENEFICIARY means, in relation to the Trust, each holder of a Unit (as defined in clause 11).

     BOND FACTOR means a Class A Bond Factor, a Class B Bond Factor or a Class C
     Bond Factor.

     BOOK-ENTRY NOTE means a Class A-1 Book-Entry Note or a Class A-2 Book Entry
     Note.

     BREAK PAYMENT means any amount owed by an Obligor under a Fixed Rate Loan and which amount is owed following payment by that Obligor of any principal before the due date for that principal, in accordance with the terms of the relevant Receivable Agreement (and includes an amount owed by the Mortgage
     Insurer with respect to the obligation of an Obligor to pay any such amount).

     BUSINESS DAY means any day, other than a Saturday, Sunday or public holiday, on which Banks are open for business in London, New York, Sydney and The Trans-European Real-Time Gross Settlement Express Transfer (TARGET)
     System or any successor to it is open.

     CALCULATION AGENT means The Bank of New York or any successor as
     Calculation Agent under the Agency Agreement.

     CALL DATE means the first Quarterly Payment Date falling immediately after the Quarterly Payment Date on which the aggregate Stated Amount of all
     Notes is less than or equal to 10% of the aggregate Initial Invested Amount of all Notes.

     CARRYOVER CHARGE OFF means, in relation to the Trust at any time, a
     Carryover Class A Charge Off, or a Carryover Class B Charge Off, a
     Carryover Class C Charge Off or a Carryover Redraw Charge Off.

     CARRYOVER CLASS A CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class A Note, the aggregate of Class A Charge Offs in relation to that Class A Note prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(iv)(A),
     5.2(a)(iv)(B) or 5.2(a)(iv)(C).

     CARRYOVER CLASS B CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class B Note, the aggregate of Class B Charge Offs in relation to that Class B Note prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(v).

     CARRYOVER CLASS C CHARGE OFF means, on any Quarterly Determination Date, in relation to a Class C Note, the aggregate of Class C Charge Offs in relation to that Class C Note prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(vi).

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     CARRYOVER REDRAW CHARGE OFF means, on any Quarterly Determination Date, the aggregate of Redraw Charge Offs prior to that Quarterly Determination Date and which have not been reinstated under clause 5.2(a)(iv)(D).

     CLASS where used in relation to the Notes, means each class constituted by the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B
     Notes and the Class C Notes and where used in relation to Noteholders means the holders of Notes in the relevant Class or Classes of Notes.

     CLASS A BOND FACTOR means, in relation to a Quarterly Determination Date the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the A$ Equivalent of the Invested Amounts for Class A
     Notes for that Quarterly Determination Date, less the A$ Equivalent of all
     Class A Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate A$ Equivalent of the Initial Invested Amounts for the Class A Notes.

     CLASS A CHARGE OFF means, in relation to a Class A Note, the amount of any reduction in the Class A Stated Amount for that Class A Note under clause
     5.14(c)(i).

     CLASS A INITIAL INVESTED AMOUNT means, in relation to any Class A Note, the
     Initial Invested Amount of that Class A Note.

     CLASS A INTEREST means in relation to a Class A Note, all interest accrued on that Class A Note in respect of an Interest Period in accordance with clause 4.8.

     CLASS A NOTE means a Class A-1 Note, a Class A-2 Note or a Class A-3 Note.

     CLASS A NOTEHOLDER means a Noteholder of a Class A Note.

     CLASS A PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date on and after the Stepdown Date, for so long as no Trigger Event exists, an amount equal to the lesser of:

     (a)  the Principal Collections remaining for distribution on that Payment
          Date after payment of the Initial Principal Distribution; and

     (b)  the greater of:

          (i)  the A$ Equivalent of the aggregate Invested Amount of the Class A
               Notes at the beginning of the Collection Period ending
               immediately before that Payment Date minus the product of:

               (A)  [95.75]%; and

               (B)  the aggregate Unpaid Balance of the Purchased Receivables as of the last day of that Collection Period; and

          (ii) zero.

     CLASS A PRINCIPAL PAYMENT means each payment to the Class A Noteholders under clause 5.16 or clause 5.18 (as the case may be) following a payment under clauses 5.5(a)(iii) or 5.6(a)(iii).

     CLASS A STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class A Note, an amount equal to:

     (a)  the Class A Initial Invested Amount for that Note; less

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     (b)  the aggregate of all Class A Principal Payments made before that
          Determination Date with respect to that Class A Note; less

     (c)  Carryover Class A Charge Offs (if any) made in relation to that Class
          A Note; less

     (d)  Class A Principal Payments (if any) to be made in relation to that
          Class A Note on the next Payment Date; less

     (e)  Class A Charge Offs (if any) to be made in relation to that Class A
          Note on the next Payment Date; plus

     (f)  the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class A Note under clause
          5.2(a)(iv) on that Determination Date.

     CLASS A-1 BOOK ENTRY NOTE means a book-entry note issued or to be issued by the Trustee in registered form under clause 3.1 of the Note Trust Deed representing Class A-1 Notes substantially in the form of Schedule 1 to the
     Note Trust Deed.

     CLASS A-1 CURRENCY SWAP means:

     (a)  in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary Terms
          Notice between the Trustee and the Currency Swap Provider on the terms of the ISDA Master Agreement (with amendments thereto), each
          Transaction (as defined in that agreement) entered into in accordance with that agreement under which the principal swap provider, agrees to pay certain amounts in A$ or US$ to the Trustee in exchange for certain amounts in US$ or A$ (as the case maybe) in relation to the
          Class A-1 Notes; or

     (b)  any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Class A-1 Notes.

     CLASS A-1 NOTE means each of the US$[600,000,000] Class A-1 Mortgaged
     Backed Pass Through Floating Rate Notes due June 2037 issued by the Trustee with the characteristics of a Class A-1 Note under this Supplementary Terms
     Notice and includes any relevant Book-Entry Note (or any part or interest in it) and any relevant Definitive Note.

     CLASS A-1 NOTEHOLDER means a Noteholder of a Class A-1 Note.

     CLASS A-1 PROPORTION means, on any date, the A$ Equivalent of the aggregate
     Invested Amount of all Class A-1 Notes at that date divided by the aggregate of the A$ Equivalent of the Invested Amount of all Class A-1
     Notes and all Class A-2 Notes and the Invested Amount of all Class A-3
     Notes.

     CLASS A-2 BOOK ENTRY NOTE means a registered global note in book-entry form issued or to be issued by the Trustee under clause 3.1 of the Note Trust
     Deed representing Class A-2 Notes substantially in the form of Schedule 5 to the Note Trust Deed.

     CLASS A-2 CURRENCY SWAP means:

     (a)  in relation to the master interest rate and currency exchange agreement dated on or about the date of this Supplementary Terms
          Notice between the Trustee and the Currency Swap Provider on the terms of the ISDA Master Agreement (with amendments thereto), each
          Transaction (as defined in that agreement) entered into in accordance with that agreement

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          under which the principal swap provider, agrees to pay certain amounts in A$ or Euros to the Trustee in exchange for certain amounts in Euros or A$ (as the case maybe) in relation to the Class A-2 Notes; or

     (b)  any other Hedge Agreement on similar terms which, if entered into, will not result in the downgrading of, or withdrawal of the ratings for, any Class A-2 Notes.

     CLASS A-2 NOTE means each of the (euro)[500,000,000] Class A-2 Mortgaged
     Backed Pass Through Floating Rate Notes due June 2037.

     CLASS A-2 NOTEHOLDER means a Noteholder of a Class A-2 Note.

     CLASS A-2 PROPORTION means, on any date, the aggregate of the A$ Equivalent of the aggregate Invested Amount of all Class A-2 Notes at that date divided by the aggregate of the A$ Equivalent of the Invested Amount of all
     Class A-1 Notes and all Class A-2 Notes and the Invested Amount of all
     Class A-3 Notes.

     CLASS A-2 SUBSCRIPTION AGREEMENT means the subscription agreement between the Trustee, the relevant Note Managers, the Manager and St.George dated on or about [*] 2005.

     CLASS A-3 NOTE means each of the A$[500,000,000] Class A-3 Mortgaged Backed
     Pass Through Floating Rate Notes due June 2037.

     CLASS A-3 NOTEHOLDER means a Noteholder of a Class A-3 Note.

     CLASS A-3 PROPORTION means, on any date, the aggregate of the Invested
     Amount of all Class A-3 Notes at that date divided by the aggregate of the
     A$ Equivalent of the Invested Amount of all Class A-1 Notes and Class A-2
     Notes and the Invested Amount of all Class A-3 Notes.

     CLASS B BOND FACTOR means, in relation to a Quarterly Determination Date, the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the Invested Amounts for all Class B Notes for that
     Quarterly Determination Date less all Class B Principal Payments to be made on the next Quarterly Payment Date, divided by the aggregate Class B
     Initial Invested Amounts for the Class B Notes.

     CLASS B CHARGE OFF means, in relation to a Class B Note, the amount of any reduction in the Class B Stated Amount for that Note under clause 5.14(b).

     CLASS B INITIAL INVESTED AMOUNT means, in relation to any Class B Note, the
     Initial Invested Amount of that Class B Note.

     CLASS B INTEREST means all interest accrued on the Class B Notes in respect of an Interest Period in accordance with clause 4.8.

     CLASS B NOTE means each of the A$[26,700,000] Class B Mortgaged Backed Pass
     Through Floating Rate Notes due June 2037.

     CLASS B NOTEHOLDER means a Noteholder of a Class B Note.

     CLASS B PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date on and after the Stepdown Date, for so long as no Trigger Event exists, an amount equal to the lesser of:

     (a)  the Principal Collections remaining for distribution on that Payment
          Date after payment of the Initial Principal Distributions and the
          Class A Principal Distribution Amount; and

     (b)  the greater of:

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          (i)  the A$ Equivalent of the aggregate Invested Amount on the Class A
               Notes (after taking into account the payment of the Class A
               Principal Distribution Amount on that Payment Date) plus the aggregate Invested Amount of the Class B Notes at the beginning of the Collection Period ending immediately before that Payment
               Date minus the product of:

               (A)  [99.20]%; and

               (B)  the aggregate Unpaid Balance of the Purchased Receivables as of the last day of that Collection Period; and

          (ii) zero.

     CLASS B PRINCIPAL PAYMENT means each payment to the Class B Noteholders under clauses 5.5(a)(iii) or 5.6(a)(iii).

     CLASS B STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class B Note, an amount equal to:

     (a)  the Class B Initial Invested Amount for that Note; less

     (b)  the aggregate of all Class B Principal Payments made before that
          Determination Date with respect to that Class B Note; less

     (c)  Carryover Class B Charge Offs (if any) made in relation to that Class
          B Note; less

     (d)  Class B Principal Payments (if any) to be made in relation to that
          Class B Note on the next Payment Date; less

     (e)  Class B Charge Offs (if any) to be made in relation to that Class B
          Note on the next Payment Date; plus

     (f)  the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class B Note under clause
          5.2(a)(v) on that Determination Date.

     CLASS C BOND FACTOR means in relation to a Quarterly Determination Date, the ratio, expressed as a percentage (rounded to six decimal places) equal to the aggregate of the Invested Amounts for all Class C Notes for that
     Quarterly Determination Date less all Class C Principal Payments to be made on the next Quarterly Payment Date divided by the aggregate Class C Initial
     Invested Amounts for the Class C Notes.

     CLASS C CHARGE OFF means, in relation to a Class C Note, the amount of any reduction in the Class C Stated Amount for that Note under clause 5.14(a).

     CLASS C INITIAL INVESTED AMOUNT means, in relation to any Class C Note, the
     Initial Invested Amount of that Class C Note.

     CLASS C INTEREST means in relation to a Class C Note all interest accrued on that Class C Note in respect of an Interest Period in accordance with clause 4.8.

     CLASS C NOTE means each of the A$[8,600,000] Class C Mortgaged Backed Pass
     Through Floating Rate Notes due June 2037.

     CLASS C NOTEHOLDER means a Noteholder of a Class C Note.

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     CLASS C PRINCIPAL DISTRIBUTION AMOUNT means, on any Payment Date on and after the Stepdown Date, for so long as no Trigger Event exists, an amount equal to the lesser of:

     (a)  the Principal Collections remaining for distribution on that Payment
          Date after payment of the Initial Principal Distributions, the Class A
          Principal Distribution Amount and the Class B Principal Distribution
          Amount; and

     (b)  the greater of:

          (i)  the A$ Equivalent of the aggregate Invested Amount of the Class A
               Notes (after taking into account the payment of the Class A
               Principal Distribution Amount on that Payment Date) plus the aggregate Invested Amount of the Class B Notes (after taking into account the payment of the Class B Principal Distribution Amount on that Payment Date) plus the aggregate Invested Amount of the
               Class C Notes at the beginning of the Collection Period ending immediately before that Payment Date minus the product of:

               (A)  100.00%; and

               (B)  the aggregate Unpaid Balance of the Purchased Receivables as of the last day of that Collection Period; and

          (ii) zero.

     CLASS C PRINCIPAL PAYMENT means each payment to the Class C Noteholders under clause 5.5(a)(v) or 5.6(a)(v).

     CLASS C STATED AMOUNT means, on a Quarterly Determination Date and in relation to a Class C Note, an amount equal to:

     (a)  the Class C Initial Invested Amount for that Note; less

     (b)  the aggregate of all Class C Principal Payments made before that
          Determination Date with respect to that Class C Note; less

     (c)  Carryover Class C Charge Offs (if any) made in relation to that Class
          C Note; less

     (d)  Class C Principal Payments (if any) to be made in relation to that
          Class C Note on the next Payment Date; less

     (e)  Class C Charge Offs (if any) to be made in relation to that Class C
          Note on the next Payment Date; plus

     (f)  the amount (if any) of the Excess Available Income applied in reinstating the Stated Amount of that Class C Note under clause
          5.2(a)(vi) on that Determination Date.

     CLEARING AGENCY means:

     (a)  in relation to the Class A-1 Notes, an organisation registered as a
          CLEARING AGENCY pursuant to Section 17A of the Exchange Act appointed by the Manager and the Trustee to hold Class A-1 Notes (directly or through a Common Depository), and initially means DTC; and

     (b)  in relation to the Class A-2 Notes, Euroclear or Clearstream,
          Luxembourg (directly or through a Common Depository).

     CLEARSTREAM, LUXEMBOURG means Clearstream, Banking societe anonyme.

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     CLOSING DATE means, in relation to the Trust, [17] March 2005 or such later date as may be agreed between the Trustee and the Note Managers.

     COLLECTION ACCOUNT means, in relation to the Trust, the Australian dollar account number [837436316 held at Australia and New Zealand Banking Group
     Limited (ABN 11 005 357 522) at its office at 68 Pitt Street, Sydney NSW
     2000] or any other account opened under clause 21 of the Master Trust Deed and maintained by the Trustee with an Approved Bank. [ST.GEORGE TO
     CONFIRM.]

     COLLECTION PERIOD means a Monthly Collection Period or a Quarterly
     Collection Period.

     COLLECTIONS means, in relation to the Trust for a period, Finance Charge
     Collections and Principal Collections for that period.

     COMMON DEPOSITORY means:

     (a)  in relation to the Class A-1 Notes, Cede & Co, as depository for DTC, or any other common depository for DTC or any Clearing Agency appointed from time to time to hold any Class A-1 Book-Entry Note; or

     (b)  in relation to the Class A-2 Notes, The Bank of New York or its nominee as common depository for Euroclear and Clearstream,
          Luxembourg, or any other common depository for Euroclear and
          Clearstream, Luxembourg as appointed from time to time to hold any
          Class A-2 Book-Entry Note.

     CONDITIONS means the Conditions for the:

     (a)  Class A-1 Notes in the form set out in schedule 4 of the Note Trust
          Deed; and

     (b)  Class A-2 Notes in the form set out in schedule 7 of the Note Trust
          Deed.

     CONFIRMATION means, in respect of a Currency Swap, any Confirmation (as defined in that Currency Swap).

     CORPORATIONS ACT means the Corporations Act 2001 (Cth).

     COUPON means, in relation to a Definitive Note,

     (a)  any bearer interest coupon or any bearer principal coupon relating to that Definitive Note;

     (b)  any replacement coupon issued under the relevant Condition; or

     (c)  where the context requires, a talon relating to that Definitive Note.

     COUPONHOLDER means the holder of any Coupon relating to the Notes.

     CURRENCY SWAP means the Class A-1 Currency Swap or the Class A-2 Currency
     Swap.

     CURRENCY SWAP PROVIDER means The Royal Bank of Scotland plc.

     CUSTODIAN AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Custodian.

     CUSTODIAN FEE means the fee payable under clause 6.1(d) of this
     Supplementary Terms Notice and clause 6.1 of the Custodian Agreement.

     CUT-OFF DATE means, in respect of each Receivable and Receivable Security, close of business, [7] March 2005.

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     DEFINITIVE CLASS A-1 NOTE means a registered note in definitive form issued or to be issued in respect of any Class A-1 Note under, and in the circumstances specified in the Note Trust Deed, and includes any replacement for a Definitive Class A-1 Note issued under the relevant
     Conditions.

     DEFINITIVE CLASS A-2 NOTE means a registered note in definitive form issued or to be issued in respect of any Class A-2 Note under, and in the circumstances specified in the Note Trust Deed, and includes any replacement for a Definitive Class A-2 Note issued under the relevant
     Conditions.

     DEFINITIVE NOTE means a Definitive Class A-1 Note or a Definitive Class A-2
     Note.

     DESIGNATED RATING AGENCY means S&P, Moody's or Fitch Ratings.

     DETERMINATION DATE means a Monthly Determination Date or a Quarterly
     Determination Date.

     DTC means The Depository Trust Company.

     ELIGIBILITY CRITERIA means the criteria set out in schedule 1 to this
     Supplementary Terms Notice, subject to the Trustee and Manager receiving confirmation from the Designated Rating Agencies that the criteria will not adversely affect the Rating.

     ENFORCEMENT EXPENSES means the costs and expenses incurred by the Approved
     Seller or the Servicer in connection with the enforcement of any Purchased
     Receivables or the related Receivable Rights referred to in clause 6.2(a)
     of the Servicing Agreement.

     EURIBOR means the rate "EUR-EURIBOR - Telerate", as the applicable Floating
     Rate Option under the Definitions of the International Swaps and Derivates
     Association, Inc. (ISDA) incorporating the 2000 ISDA Definitions, as amended and updated as at the Note Issue Date (the ISDA DEFINITIONS) being applicable for deposits in Euros for a period of 3 months which appears on the Telerate page 248 as of 11.00am, Brussels time, on the second EURIBOR
     Business Day before the beginning of each Interest Period (the INTEREST
     DETERMINATION Date). If such rate does not appear on the Telerate Page 248, the rate for that Interest Period will be determined as if the Trustee and the Calculation Agent had specified "EUR-EURIBOR - Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "EUR-EURIBOR -
     Reference Banks" means that the rate for an Interest Period for a Euro Note will be determined on the basis of the rates at which deposits in Euros are offered by four major banks in the Euro-zone interbank market agreed to by the Calculation Agent and the Currency Swap Provider (the REFERENCE BANKS)
     at approximately 11.00am, Brussels time, on the relevant Interest
     Determination Date to prime banks in the Euro-zone interbank market for a period of 3 months commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The
     Calculation Agent will request the principal Euro-zone office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided by Reference Banks to the Calculation Agent, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided by Reference Banks to the Calculation Agent following the Calculation Agent's request, the rate for that Interest Period will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, selected by the Calculation Agent and the Currency Swap Provider, at approximately 11.00am, Brussels time, on that Interest Determination Date for loans in Euros to leading European banks for a period of 3 months commencing on the first day of the Interest
     Period and in a Representative Amount. If no such rates are available in the Euro-zone, then the

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     rate for such Interest Period will be the most recently determined rate in accordance with this definition.

     In this definition of EURIBOR, EURIBOR BUSINESS DAY means any day on which the Trans-European Real-Time Gross Settlement Express Transfer (TARGET)
     System or any successor to it is open.

     EURO AND (EURO) means the single currency introduced at the third stage of the European Economic and Monetary Union pursuant to the Treaty
     Establishing the European Community as amended.

     EUROCLEAR means Euroclear Bank S.A/N.V. as operator of the Euroclear
     System.

     EURO ACCOUNT means, in relation to the Trust, the Euro account opened with the Principal Paying Agent or any other Euro account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal
     Paying Agent is an Approved Bank.

     EURO EQUIVALENT means:

     (a)  in relation to an amount denominated or to be denominated in
          Australian dollars, that amount converted to (and denominated in)
          Euros at the Euro Exchange Rate; or

     (b)  in relation to an amount denominated in Euros the amount of Euros.

     EURO EXCHANGE RATE means in relation to a Currency Swap or a Class A-2 Note to which that Currency Swap relates, on any date, the rate of exchange (set as at the commencement of that Currency Swap) applicable under that
     Currency Swap for the exchange of Australian dollars for Euros.

     EVENT OF DEFAULT has the meaning given in the Security Trust Deed.

     EXCESS AVAILABLE INCOME means, for a Quarterly Collection Period, the amount (if any) by which the Total Available Funds for the Quarterly
     Collection Period exceeds the Total Payments for the Quarterly Collection
     Period.

     EXCESS DISTRIBUTION means, in relation to a Quarterly Collection Period, the amount (if any) by which the Excess Available Income for that Quarterly
     Collection Period exceeds the amounts applied under clause 5.2 on each
     Determination Date relating to that Quarterly Collection Period.

     EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended.

     FINAL MATURITY DATE means the date specified in clause 4.2(i).

     FINANCE CHARGE COLLECTIONS means, for a Monthly Collection Period, the aggregate of:

     (a)  the aggregate of all amounts received by or on behalf of the Trustee during that Monthly Collection Period in respect of interest, fees and other amounts in the nature of income payable under or in respect of the Purchased Receivables and the related Receivable Rights, to the extent not included within any other paragraph of this definition, including:

          (i)  any Liquidation Proceeds on account of interest received during that Monthly Collection Period;

          (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to interest;

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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          (iii) any Break Payments received during that Monthly Collection
               Period;

          (iv) any amount received by the Trustee from the Approved Seller under clause 5.27 with respect to that Monthly Collection Period attributable to interest; and

          (v)  any interest on  Collections  paid by the  Approved  Seller under clause 5.2(b)(ii) of the Servicing  Agreement (as amended by this
               Supplementary  Terms  Notice) and received by the Trustee  during that Monthly Collection Period.

     (b)  all amounts in respect of interest, fees and other amounts in the nature of income, received by or on behalf of the Trustee during that
          Monthly Collection Period including:

          (i)  from the Approved Seller, in respect of any breach of a representation, warranty or undertaking contained in the Master
               Trust Deed or this Supplementary Terms Notice;

          (ii) from the Approved Seller under any obligation under the Master
               Trust Deed or this Supplementary Terms Notice to indemnify or reimburse the Trustee for any amount;

          (iii) from the Servicer in respect of any breach of a representation, warranty or undertaking contained in the Servicing Agreement;

          (iv) from the Servicer under any obligation under the Servicing
               Agreement to indemnify or reimburse the Trustee for any amount;

          (v)  from the Custodian in respect of any breach of a representation, warranty or undertaking contained in the Custodian Agreement;

          (vi) from the Custodian under any obligation under the Custodian
               Agreement to indemnify or reimburse the Trustee for any amount;

          (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations under the Custodian Agreement;

          (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking in respect of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Trustee in its personal capacity contained in the Transaction Documents;

          (ix) from the Approved Seller, the Servicer, the Indemnifier, the
               Manager or the Custodian, in respect of any breach of a
               representation, warranty or undertaking by it in respect of a breach under any Transaction Document or under any indemnity contained in the Transaction Documents; and

          (x)  from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager in respect of a breach of which it is not entitled to be indemnified out of the Assets of the Trust, or any indemnity from the Manager, contained in the
               Transaction Documents,

          in each case which are determined by the Manager to be in respect of interest, fees and other amounts in the nature of income payable under the Purchased Receivables and the related Receivable Rights; and

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     (c)  Recoveries in the nature of income received by or on behalf of the
          Trustee during that Monthly Collection Period;

     less:

     (d)  the Government Charges collected by or on behalf of the Trustee for that Monthly Collection Period; and

     (e)  the aggregate of all bank fees and charges due to the Servicer or the
          Approved Seller as agreed by them and consented to by the Trustee
          (that consent not to be unreasonably withheld) from time to time and collected by the Approved Seller or the Servicer during that Monthly
          Collection Period.

     For a Quarterly Collection Period, FINANCE CHARGE COLLECTIONS means the aggregate of those amounts relating to the three Monthly Collection Periods that comprise that Quarterly Collection Period.

     FINANCE CHARGE LOSS means, for a Quarterly Collection Period, the amount of any Liquidation Loss referred to in clause 5.10(a).

     FITCH RATINGS means Fitch Australia Pty Ltd.

     FIXED RATE LOAN means, at any time, any Purchased Receivable which bears a fixed rate of interest at that time.

     FLOATING RATE LOAN means, at any time, any Purchased Receivable which bears a variable rate of interest, as permitted by the relevant Receivable
     Agreement, at the discretion of the Approved Seller.

     FURTHER ADVANCE means in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Loan in that Collection Period which increases the principal amount of that
     Purchased Loan and which is not a Redraw (notwithstanding that the scheduled principal balance is required to be increased by reason of the provision of that amount).

     GOVERNMENT CHARGES means, for any Collection Period, the aggregate of all amounts collected by the Servicer or the Approved Seller in that Collection
     Period in respect of the Purchased Receivables and the related Receivable
     Rights representing bank account taxes or similar Taxes.

     GST means any goods and services tax, broad based consumption tax or value added tax imposed by any government agency and includes any goods and services tax payable under the A New Tax System (Goods and Services Tax)
     Act 1999 (Cth).

     HEDGE AGREEMENT in relation to the Trust includes any Interest Hedge and the Currency Swap.

     HOUSING LOAN PRINCIPAL means, in relation to a Purchased Receivable, the principal amount of that Purchased Receivable from time to time.

     INCOME DISTRIBUTION DATE means, for the purposes of the Master Trust Deed, each Payment Date.

     INDEMNIFIER means St.George.

     INDEMNITY means the deed of indemnity between the Trustee, the Indemnifier, the Custodian and the Manager dated 14 March 1998.

     INFORMATION MEMORANDUM means the information memorandum relating to the
     Trust and the A$ Notes dated on or about the date of this Supplementary
     Terms Notice (attaching the Prospectus).

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     INITIAL INVESTED AMOUNT means:

     (a)  in respect of a Note, the amount stated as the Initial Invested Amount for that Note in clause 4.2(e);

     (b)  in respect of all Notes of a Class:

          (i)  the sum of the aggregate of the Initial Invested Amount of all
               Notes of that Class (in the case of the Class A-3 Notes, the
               Class B Notes or the Class C Notes); or

          (ii) the sum of the aggregate of the A$ Equivalent of the Initial
               Invested Amount of all Notes of that Class (in the case of the
               Class A-1 Notes or the Class A-2 Notes); and

     (c)  in respect of all Notes, the sum of the aggregate of the Initial
          Invested Amount of all A$ Notes and the aggregate of the relevant A$
          Equivalent of the Initial Invested Amounts of all Offshore Notes.

     INITIAL PRINCIPAL DISTRIBUTION means any distribution of Principal
     Collections in accordance with clause 5.4(c).

     INTEREST means Class A Interest, Class B Interest or Class C Interest.

     INTEREST HEDGE means the Basis Swap or an Interest Rate Swap.

     INTEREST PAYMENT DATE means, for the purposes of the Master Trust Deed, each Quarterly Payment Date.

     INTEREST PERIOD means:

     (a)  in relation to the first Interest Period of a Note, the period commencing on (and including) the Closing Date and ending on (but excluding) the first Quarterly Payment Date; and

     (b)  in relation to the final Interest Period, the period commencing on
          (and including) the Quarterly Payment Date prior to the day on which all amounts due on such Notes are redeemed in full in accordance with the Transaction Documents and ending on (but excluding) such day;
          provided that if the Stated Amount of any Note on the due date for redemption is not zero and payment of principal due is improperly withheld or refused, the final Interest Period shall end on the day on which:

          (i)  the monies in respect of that Note have been received by the Note
               Trustee or the Principal Paying Agent and notice to that effect has been given in accordance with the relevant Condition; or

          (ii) the Stated Amount of that Note has been reduced to zero provided that Interest shall thereafter begin to accrue from (and
               including) any date on which the Stated Amount of that Note becomes greater than zero; and

     (c)  in relation to each other Interest Period, each period commencing on
          (and including) a Quarterly Payment Date and ending on (but excluding)
          the next Quarterly Payment Date.

     INTEREST RATE means, in relation to:

     (a)  a Class A-1 Note and an Interest Period, LIBOR in relation to that
          Interest Period plus the relevant Margin for the Class A-1 Notes;

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     (b)  a Class A-2 Note and an Interest Period, EURIBOR in relation to that
          Interest Period plus the relevant Margin for the Class A-2 Notes; and

     (c)  an A$ Note and an Interest Period, the Three Month Bank Bill Rate on
          the first day of that Interest Period plus the relevant Margin for the relevant A$ Note.

     INTEREST RATE SWAP means, in relation to the master agreement dated on or about the date of this Supplementary Terms Notice made between the Trustee as trustee of the Trust and St.George as principal floating rate payer, on the terms of the ISDA Master Agreement (with amendments thereto), each
     Transaction (as defined in that agreement) entered into in accordance with that agreement in relation to the interest rate risk arising from a
     Receivable which is a Fixed Rate Loan.

     INVESTED AMOUNT means, on a Determination Date in relation to a Note, the
     Initial Invested Amount of that Note minus the aggregate of Principal
     Payments made in respect of the Note on or before that Determination Date.

     IRISH PAYING AGENT means AIB/BNY Fund Management (Ireland) Limited.

     ISDA means the International Swaps and Derivatives Association, Inc.
     (formerly the International Swaps Dealers Association Inc).

     ISDA DEFINITIONS means the 2000 ISDA Definitions as amended from time to time published by the International Swaps and Derivatives Association, Inc.

     ISDA MASTER AGREEMENT means the June 1992 Multicurrency-Cross border edition of the Master Agreement published by ISDA, any schedule forming part of that Agreement and the relevant addenda to it.

     JOINT LEAD MANAGER means Deutsche Bank AG, Sydney Branch, J.P. Morgan
     Australia Limited or St.George Bank Limited.

     LIBOR means, in relation to any Interest Period, the rate of interest determined by the Calculation Agent as follows:

     (a)  On the second LIBOR Business Day before the beginning of each Interest
          Period (each an INTEREST DETERMINATION DATE), the rate "USD-LIBOR-BBA"
          as the applicable Floating Rate Option under the ISDA Definitions being the rate applicable to any Interest Period for three-month deposits in US Dollars which appears on the Telerate Page 3750 as of
          11.00 am, London time, determined on the Interest Determination Date by the Calculation Agent.

     (b)  If such rate does not appear on the Telerate Page 3750, the rate for that Interest Period will be determined as if the Trustee and the
          Calculation Agent had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions.
          "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US
          Dollars are offered by the REFERENCE BANKS (being four major banks in the London interbank market agreed to by the Calculation Agent and the
          Currency Swap Provider) at approximately 11.00 am, London time, on the
          Interest Determination Date to prime banks in the London interbank market for a period of three months commencing on the first day of the
          Interest Period and in a Representative Amount (as defined in the ISDA
          Definitions). The Calculation Agent will

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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          request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in London, selected by the Calculation Agent and the Currency Swap Provider, at
          approximately 11.00am, London time, on the first day of that Interest
          Period for loans in US Dollars to leading European banks for a period of three months commencing on the first day of the Interest Period and in a Representative Amount.

     (c)  If no such rates are available in London, then the rate for such
          Interest Period shall be the most recently determined rate in accordance with this paragraph.

     In this definition of LIBOR, LIBOR BUSINESS DAY means any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

     LIQUIDATION LOSS means, for a Collection Period, the amount (if any) by which the Unpaid Balance of a Purchased Receivable (together with the
     Enforcement Expenses relating to the Purchased Receivable and the related
     Receivable Rights) exceeds the Liquidation Proceeds in relation to the
     Purchased Receivable for that Collection Period.

     LIQUIDATION PROCEEDS means, in relation to a Purchased Receivable and the related Receivable Rights which have been or are being enforced, all amounts recovered from the enforcement of the Purchased Receivable and the related Receivable Rights (but does not include the proceeds of any
     Mortgage Insurance Policy).

     LIQUIDITY ACCOUNT means a ledger in the Collection Account established under clause 5.10(a).

     LIQUIDITY DRAW has the meaning given in clause 5.10(b).

     LIQUIDITY LIMIT means, at any time, the amount equal to 0.8% of the aggregate outstanding principal amount of the Purchased Receivables at that time.

     LIQUIDITY RESERVE means, at any time, the amount standing to the credit of the Liquidity Account at that time.

     LIQUIDITY SHORTFALL has the meaning given in clause 5.10(b).

     LOAN OFFSET DEPOSIT ACCOUNT means any deposit account maintained by an
     Obligor under a Purchased Receivable with the Approved Seller where an amount equal to the interest which would otherwise accrue on that account is offset against moneys owed by that Obligor under that Purchased
     Receivable, in accordance with the relevant Receivable Agreement.

     LOAN OFFSET INTEREST AMOUNT means, in relation to any Obligor under a
     Purchased Receivable, the amount of any interest which would be payable by the Approved Seller to that Obligor on amounts standing to the credit of the Obligor's Loan Offset Deposit Account, if interest was payable on that account.

     LVR means in relation to a Loan, the outstanding amount of that Loan, plus any other amount secured by any Mortgage for that Loan or related Loans, at the date of determination divided by the

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     aggregate value (determined at the time the Mortgage was granted) of the
     Mortgaged Property subject to the related Mortgage for that Loan, expressed as a percentage.

     MARGIN means in relation to a Note, the Margin agreed between the Manager and the relevant Note Managers, and notified by the Manager to the Trustee under clause 4.2(d), as may be modified under clause 4.9.

     MODIFIED FOLLOWING BUSINESS DAY CONVENTION has the meaning given to it in the ISDA Definitions.

     MONTHLY COLLECTION PERIOD means, in relation to a Monthly Payment Date, the calendar month which precedes the calendar month in which the Monthly
     Payment Date occurs. The first Monthly Collection Period is the period from
     (but excluding) the Cut-Off Date to (and including) 31 March 2005. The last
     Monthly Collection Period is the period from (but excluding) the last day of the calendar month that precedes the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed to (and including)
     that date.

     MONTHLY DETERMINATION DATE means, in relation to the Trust for a Monthly
     Collection Period, the date which is 2 Business Days prior to the Monthly
     Payment Date following the end of that Monthly Collection Period.

     MONTHLY PAYMENT DATE means, in relation to a Monthly Collection Period, the
     17th day of the calendar month that follows that Monthly Collection Period, subject to adjustment in accordance with the Modified Following Business
     Day Convention.

     MORTGAGE INSURER means St.George Insurance Pte Ltd and GE Mortgage
     Insurance Company Pty Ltd and the Commonwealth of Australia.

     MORTGAGE SHORTFALL means, in relation to a Purchased Receivable, the amount
     (if a positive number) equal to the Principal Loss for that Purchased
     Receivable minus the aggregate of:

     (a)  the total amount recovered and recoverable in respect of that
          Purchased Receivable under the relevant Mortgage Insurance Policy, determined to be attributable to principal; and

     (b)  the total amount recovered and recoverable by the Trustee from the
          Approved Seller or the Servicer (as the case may be) in respect of that Purchased Receivable (by way of damages or otherwise) under or in respect of the Master Trust Deed, this Supplementary Terms Notice or the Servicing Agreement (as the case may be), determined by the
          Manager to be attributable to principal.

     For the purposes of this definition,

     (c)  an amount shall be regarded as not recoverable upon the earlier of:

          (i)  a determination being made, in the case of paragraph (a), by the
               Manager, and in the case of paragraph (b), by the Trustee, in each case upon the advice of such suitably qualified expert advisers as the Manager or the Trustee (as the case may be)
               thinks fit, that there is no such amount, or that such amount is not likely to be recovered (including because the relevant
               Mortgage Insurance Policy has been terminated, the relevant
               Mortgage Insurer is entitled to reduce the amount of the claim or the Mortgage Insurer defaults in payment of a claim); and

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          (ii) the date which is two years after the Determination Date upon which the relevant Principal Loss was determined under clause
               5.10; and

     (d)  a Mortgage Shortfall arises on the date upon which there are no further amounts referred to in (a) and (b) recoverable in respect of the relevant Purchased Receivable.

     MORTGAGED PROPERTY has the meaning given in the Security Trust Deed.

     MORTGAGEE means:

     (a)  the Security Trustee in relation to its rights (held in its own right or for the benefit of other Mortgagees) under this deed and the
          Security Trust Deed;

     (b)  any Class A Noteholder, in relation to its rights under the Class A
          Notes held by it;

     (c)  any Class B Noteholder in relation to its rights under the Class B
          Notes held by it;

     (d)  any Class C Noteholder in relation to its rights under the Class C
          Notes held by it;

     (e)  any Approved Seller in relation to any relevant Accrued Interest
          Adjustment and Redraws;

     (f)  the Manager in relation to its rights as Manager under the Transaction
          Documents;

     (g)  the Servicer in relation to its rights as Servicer under the
          Transaction Documents;

     (h)  any Support Facility Provider in relation to its rights under each
          Support Facility (other than a Mortgage Insurance Policy) to which it is a party (including the Swap Provider and the Currency Swap
          Provider);

     (i)  the Note Trustee in relation to its rights (held on its own right or for the benefit of any Class A Noteholders) under the Transaction
          Documents;

     (j)  each Paying Agent in relation to its rights under the Transaction
          Documents;

     (k)  each Note Manager in relation to its rights under the Transaction
          Documents;

     (l)  the Note Registrar in relation to its rights under the Transaction
          Documents; or

     (m)  the Calculation Agent in relation to its rights under the Transaction
          Documents.

     NOTE means a Class A Note, a Class B Note or Class C Note, and includes:

     (a)  the Conditions relating to an Offshore Note; and

     (b)  any interest in a Book-Entry Note as an account holder with a Clearing
          Agency.

     NOTE APPLICATION means a note application for one or more A$ Notes dated on or about the Closing Date.

     NOTE MANAGER means:

     (a)  in relation to any Class A-1 Notes:

          (i)  Deutsche Bank Securities Inc., as representative of the underwriters listed in Schedule 1 of the Underwriting Agreement;

          (ii) J.P. Morgan Securities Inc.; or

          (iii) Greenwich Capital Markets, Inc;

     (b)  in relation to any Class A-2 Notes:

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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          (i)  J.P. Morgan Securities Ltd of 125 London Wall, 6th Floor, London
               EC2Y 5AJ, United Kingdom; or

          (ii) Deutsche Bank AG, London Branch of Winchester House, 1 Great
               Winchester Street, London EC2N 2DB, United Kingdom;

     (c)  in relation to any A$ Notes:

          (i)  Deutsche Bank AG, Sydney Branch (ABN 13 064 165 162) of Level 18,
               Grosvenor Place, 225 George Street, Sydney NSW 2000;

          (ii) St.George (for the Class A-3 Notes only); or

          (iii) J.P. Morgan Australia Limited (ABN 52 002 888 011) of Level 32,
               Grosvenor Place, 225 George Street, Sydney NSW 2000.

     NOTE REGISTER means the register kept by the Note Registrar to provide for the registration and transfer of Offshore Notes under the Note Trust Deed.

     NOTE REGISTRAR means The Bank of New York or any successor note registrar approved in writing by the Note Trustee and appointed under the Agency
     Agreement.

     NOTE TRUST means the trust established under clause 1.11 of the Note Trust
     Deed.

     NOTE TRUST DEED means the deed so entitled dated on or about the date of this Supplementary Terms Notice between the Note Trustee, the Principal
     Paying Agent, the Calculation Agent, the Trustee, the Security Trustee and
     the Manager.

     NOTEHOLDER means, in relation to a Note at any time, the person who is the registered holder of that Note at that time.

     NOTEHOLDER MORTGAGEES means, together:

     (a)  the Note Trustee on behalf of the Offshore Noteholders save that where the Note Trustee has become bound to take steps and/or proceed hereunder and fails to do so within a reasonable time and such failure is continuing, the Offshore Noteholders and then only if and to the extent permitted under the Transaction Documents and Australian law;
          and

     (b)  each A$ Noteholder.

     NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*]
     2005 issued under the Master Trust Deed in relation to the Trust.

     OFFERING CIRCULAR means the offering circular relating to the Trust and the
     Class A-2 Notes dated on or about the date of this Supplementary Terms
     Notice (attaching the Prospectus).

     OFFSHORE NOTES means a Class A-1 Note or a Class A-2 Note.

     OFFSHORE NOTEHOLDER means a Class A-1 Noteholder or a Class A-2 Noteholder.

     PAYING AGENT means any person for the time being appointed as a Paying
     Agent under the Agency Agreement and includes the Principal Paying Agent and the Irish Paying Agent.

     PAYMENT DATE means a Monthly Payment Date or a Quarterly Payment Date.

     PAYMENT SHORTFALL means, in relation to any Collection Period, the amount
     (if any) by which Total Payments for that Collection Period exceed the
     Available Income for that Collection Period.

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     PREMISES means the area labelled "Crusade Global Trust No. 1 of 2005"
     located in a secure area on Lower Ground Floor, St.George House, 4-16
     Montgomery Street, Kogarah, New South Wales 2217 (or such other premises as the Custodian proposes, and the Trustee agrees to in writing).

     PRINCIPAL AMORTISATION DATE means, in relation to a Note for the purposes of the Master Trust Deed, each Quarterly Payment Date.

     PRINCIPAL CHARGE OFF means, in relation to any Quarterly Collection Period, the aggregate of all Mortgage Shortfalls for that Quarterly Collection
     Period and, in relation to the final Quarterly Collection Period, includes all Principal Draws and Liquidity Draws outstanding on the Quarterly
     Payment Date for that Quarterly Collection Period (after applying all amounts then available towards repaying those Principal Draws and Liquidity
     Draws).

     PRINCIPAL COLLECTIONS means, for a Collection Period, the aggregate of:

     (a)  all amounts received by or on behalf of the Trustee from or on behalf of Obligors under the Purchased Receivables during that Collection
          Period in respect of principal, in accordance with the terms of the
          Purchased Receivables, including principal prepayments;

     (b)  all other amounts received by or on behalf of the Trustee under or in respect of principal under the Purchased Receivables and the related
          Receivable Rights during that Collection Period including:

          (i)  any Liquidation Proceeds on account of principal;

          (ii) any payments by the Approved Seller to the Trustee on the repurchase of a Purchased Receivable under the Master Trust Deed during that Monthly Collection Period which are attributable to principal; and

          (iii) any amount received by the Trustee from the Approved Seller under clause 5.24 with respect to that Monthly Collection Period attributable to principal,

     (c)  all amounts received by or on behalf of the Trustee during that
          Collection Period from any provider of a Support Facility (other than the Currency Swaps but including any Mortgage Insurance Policy) under that Support Facility and which the Manager determines should be accounted for in respect of a Principal Loss;

     (d)  all amounts received by or on behalf of the Trustee during that
          Collection Period:

          (i)  from the Approved Seller, in respect of any breach of a representation, warranty or undertaking of the Approved Seller contained in the Transaction Documents;

          (ii) from the Approved Seller under any obligation of the Approved
               Seller under the Transaction Documents to indemnify or reimburse the Trustee for any amount;

          (iii) from the Servicer, in respect of any breach of any
               representation, warranty or undertaking of the Servicer contained in the Servicing Agreement;

          (iv) from the Servicer under any obligation of the Servicer under the
               Servicing Agreement to indemnify or reimburse the Trustee for any amount;

          (v)  from the Custodian in respect of any breach of a representation, warranty or undertaking of the Custodian contained in the
               Custodian Agreement;

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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          (vi) from the Custodian under any obligation of the Custodian under the Custodian Agreement to indemnify or reimburse the Trustee for any amount;

          (vii) from the Indemnifier under the Indemnity in respect of any losses arising from a breach by the Custodian of its obligations contained in the Custodian Agreement;

          (viii) from the Trustee in its personal capacity in respect of any breach of a representation, warranty or undertaking of the
               Trustee in respect of which it is not entitled to be indemnified out of the Assets of the Trust;

          (ix) from the Trustee in its personal capacity under any obligation of the Trustee under the Transaction Documents to indemnify or reimburse the Trust for any amount;

          (x)  from the Manager in respect of any breach of a representation, warranty or undertaking of the Manager contained in the
               Transaction Documents of which it is not entitled to be
               indemnified out of the Assets of the Trust; and

          (xi) from the Manager under any obligation of the Manager under the
               Transaction Documents to indemnify or reimburse the Trust for any amount,

          in each case, which are determined by the Manager to be in respect of principal payable under the Purchased Receivables and the related
          Receivable Rights;

     (e)  any amounts in the nature of principal received by or on behalf of the
          Trustee during that Collection Period pursuant to the sale of any
          Asset (including the A$ Equivalent of any amount received by the
          Trustee on the issue of the Notes which was not used to purchase a
          Purchased Receivable or Purchased Receivable Security, and which the
          Manager determines is surplus to the requirements of the Trust);

     (f)  any amount of Excess Available Income to be applied to pay or reinstate a Principal Charge Off or a Carryover Charge Off (as
          applicable);

     (g)  any Excess Available Income to be applied under clause 5.2 to
          Principal Draws made on a previous Payment Date,

     (h)  any Excess Available Income to be applied as more fully described in clause 5.2(a)(ii) to Liquidity Draws made on a previous Quarterly
          Payment Date or Monthly Payment Date;

     (i)  any Surplus Amount for that Quarterly Payment Date; and

     (j)  any amount retained in the Collection Account during that Collection
          Period in accordance with clause 5.4(c)(ii) or 5.4(c)(v) and which has not been applied under clause 5.1 or to reimburse further Redraws or
          Further Advances (as the case may be),

     less any amounts paid by the Trustee to replace a Purchased Receivable in accordance with clause 8.

     PRINCIPAL DRAW means, for a relevant Collection Period, the amount calculated under clause 5.9 in relation to that relevant Collection Period.

     PRINCIPAL ENTITLEMENT means, in relation to a Note for the purposes of the
     Master Trust Deed, at any time prior to the Final Maturity Date, the
     Invested Amount of such Note at such time and, on the Final Maturity Date or the date on which the Note is fully redeemed under the Transaction
     Documents, the Stated Amount of such Note at such date.

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     PRINCIPAL LOSS means, for a Quarterly Collection Period, the amount of any
     Liquidation Loss for that Quarterly Collection Period referred to in clause
     5.11(b).

     PRINCIPAL PAYING AGENT means The Bank of New York or any successor as
     Principal Paying Agent under the Agency Agreement.

     PRINCIPAL PAYMENT means a Class A Principal Payment, a Class B Principal
     Payment or a Class C Principal Payment.

     PROPERTY RESTORATION EXPENSES means costs and expenses incurred by or on behalf of the Trustee, or by the Servicer under the Servicing Agreement, in repairing, maintaining or restoring to an appropriate state of repair and condition any Mortgaged Property, in exercise of a power conferred on the mortgagee under the relevant Purchased Receivable and Relevant Documents.

     PROSPECTUS means the prospectus relating to the Trust and the Class A-1
     Notes dated on or about the date of this Supplementary Terms Notice.

     PURCHASED RECEIVABLE means each Loan specified in a Sale Notice and purchased by the Trustee, unless the Trustee has ceased to have an interest in that Loan.

     PURCHASED RECEIVABLE SECURITY means each Mortgage specified in a Sale
     Notice and acquired by the Trustee, unless the Trustee has ceased to have an interest in that Mortgage.

     QUARTERLY COLLECTION PERIOD means in relation to a Quarterly Payment Date, the 3 Monthly Collection Periods that precede the calendar month in which the Quarterly Payment Date falls. The first Quarterly Collection Period is the period from (and excluding) the Cut-Off Date, to (and including) 31 May
     2005. The last Quarterly Collection Period ends on (and includes) the date on which the Trust is terminated under clause 3.5 of the Master Trust Deed.

     QUARTERLY DETERMINATION DATE means, in relation to the Trust for a
     Quarterly Collection Period, the date which is 2 Business Days prior to the
     Quarterly Payment Date following the end of that Quarterly Collection
     Period.

     QUARTERLY PAYMENT DATE has the meaning given in clause 4.2(h).

     RATING means the rating specified in clause 4.2(f).

     RECEIVABLE means, in relation to the Trust, the rights of the Approved
     Seller or the Trustee (as the case may require) under or in respect of
     Loans constituted upon acceptance of the Approved Seller's standard loan offer for any of its mortgage loan products (or any variation of those products after a Sale Notice is or was given) as varied by the Approved
     Seller's standard letter of variation if any (unless that variation would make that Receivable cease to comply with the Eligibility Criteria).

     RECEIVER has the meaning given in the Security Trust Deed.

     RECORD DATE means:

     (a)  with respect to a Payment Date for any A$ Note, 4.00pm (Sydney time)
          on the second Business Day before that Payment Date;

     (b)  with respect to the Payment Date for any Book-Entry Note, close of business on the second Business Day before that Payment Date; and

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     (c)  with respect to the Payment Date for any Definitive Note, the last day of the calendar month before that Payment Date.

     RECOVERY means any amount received by the Servicer under or in respect of a
     Purchased Receivable and the related Receivable Rights at any time after a
     Finance Charge Loss or Principal Loss has arisen in respect of that
     Purchased Receivable, provided that amount is not otherwise payable to a
     Mortgage Insurer under a Mortgage Insurance Policy.

     REDRAW means, in relation to any Collection Period, an amount provided to an Obligor by the Approved Seller under a Purchased Receivable in that
     Collection Period in respect of any principal prepayments previously made to the Obligor's loan account in accordance with the terms of the Obligor's
     Purchased Receivable.

     REDRAW CHARGE OFF means the amount of any reduction in the Redraw Principal
     Outstanding under the Redraw Facility Agreement under clause 5.14.

     REDRAW FACILITY AGREEMENT means, in relation to the Trust, the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Trustee, the Manager and the Redraw Facility Provider.

     REDRAW FACILITY PROVIDER means, in relation to the Trust, St. George.

     REDRAW PRINCIPAL OUTSTANDING has the meaning given in the Redraw Facility
     Agreement.

     REDRAW RETENTION AMOUNT has the meaning given in clause 5.8(c).

     REDRAW SHORTFALL means the total amount (if any) of Redraws and Further
     Advances made by the Approved Seller for which it has not been reimbursed which remain outstanding after:

     (a)  applying Principal Collections towards reimbursement of those Redraws and Further Advances under clause 5.4; and

     (b)  without duplication, drawing on the Redraw Retention Amount (if any).

     REMITTANCE DATE means the day which is two (2) Business Days before a
     Payment Date.

     RESIDUAL CAPITAL UNIT has the meaning given in clause 11.1.

     RESIDUAL INCOME UNIT has the meaning given in clause 11.1.

     SALE NOTICE means any Sale Notice (as defined in the Master Trust Deed)
     which may be given by the Approved Seller to the Trustee as trustee of the
     Trust after the date of execution of this Supplementary Terms Notice and which is subsequently accepted by the Trustee.

     SECURED MONEYS has the meaning given in the Security Trust Deed.

     SECURITY TRUST DEED means the agreement so entitled dated [*] 2005 between the Trustee, the Manager, the Note Trustee and the Security Trustee.

     SECURITY TRUSTEE means the security trustee so named under the Security
     Trust Deed.

     SECURITY TRUSTEE'S FEE means the fee payable under clause 11.2 of the
     Security Trust Deed.

     SELLER LOAN AGREEMENT means the agreement so entitled dated on or about the date of this Supplementary Terms Notice between the Approved Seller, the
     Trustee and the Manager.

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     SERVICING AGREEMENT means the agreement so entitled dated 19 March 1998 between the Trustee, the Manager and the Servicer.

     SERVICING FEE means the fee payable under clause 6.1(c) of this
     Supplementary Terms Notice and clause 6.1 of the Servicing Agreement.

     SPECIFIC MORTGAGE INSURANCE POLICY means a Mortgage Insurance Policy in relation to a Purchased Receivable with an LVR of over 80% (or over 75% in the case of a Purchased Receivable with a loan amount greater than
     $1,000,000).

     SPREAD in relation to a Currency Swap has the meaning given in the Currency
     Swap in respect of payments by the Trustee under that Currency Swap.

     STATED AMOUNT means in relation to the Class A Notes, the Class A Stated
     Amount, in relation to the Class B Notes, the Class B Stated Amount and in
     relation to the Class C Notes, the Class C Stated Amount.

     STEPDOWN DATE means the Payment Date falling in June 2008.

     STEP-UP MARGIN has the meaning given in clause 4.9.

     SUBSCRIPTION AGREEMENT means:

     (a)  the Underwriting Agreement dated on or about the date of this
          Supplementary Terms Notice between the Trustee, the Manager,
          St. George, Deutsche Bank Securities Inc. and J.P. Morgan Securities
          Inc. in relation to subscription for the Class A-1 Notes (the
          UNDERWRITING AGREEMENT);

     (b)  the Class A-2 Subscription Agreement; and

     (c)  the Dealer Agreement dated on or about the date of this Supplementary
          Terms Notice between the Trustee, the Manager, St. George, the
          Custodian and the Joint Lead Managers, in relation to subscription for the A$ Notes.

     SUPPORT FACILITY means each Support Facility (as defined in the Master
     Trust Deed) which relates to the Trust and includes the Indemnity.

     SUPPORT FACILITY COLLATERAL ACCOUNT means, in relation to a Support
     Facility, each Collateral Account as defined in that Support Facility.

     SURPLUS AMOUNT means, on a Quarterly Payment Date, the amount (if any) by which the Liquidity Reserve on that Quarterly Payment Date (after application of all amounts under clause 5) exceeds the Liquidity Limit at that time, as determined by the Manager.

     SWAP PROVIDER means, in relation to a Hedge Agreement, the counterparty which enters into that arrangement with the Trustee.

     TAX ACT has the meaning given to Taxation Act in the Master Trust Deed.

     THREE MONTH BANK BILL RATE on any date means the rate quoted on the Reuters
     Screen BBSW Page at approximately 10.00am, Sydney time, on that date (the
     CALCULATION DAY) for each BBSW Reference Bank so quoting (but not fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters Screen BBSW Page)
     having a tenor of 90 days eliminating the

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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     highest and lowest mean rates and taking the average of the remaining mean rates and then (if necessary) rounding the resultant figure upwards to four decimal places. If on any Calculation Day fewer than five BBSW Reference
     Banks have quoted rates on the Reuters Screen BBSW Page, the rate for that date shall be calculated as above by taking the rates otherwise quoted by five of the BBSW Reference Banks on application by the parties for such a bill of the same tenor. If on any Calculation Day the rate cannot be determined in accordance with the foregoing procedures then the rate shall mean such rate as is agreed between the Manager and St.George having regard to comparable indices then available.

     THRESHOLD RATE means, at any time, 0.25% per annum plus the minimum rate of interest that must be set on all Purchased Receivables where permitted under the relevant Receivable Agreement which will be sufficient (assuming that all relevant parties comply with their obligations at all times under the Transaction Documents, the Purchased Receivables and the related
     Receivable Rights), when aggregated with the income produced by the rate of interest on all other Purchased Receivables and other Authorised
     Investments which are Assets of the Trust, to ensure that the Trustee will have available to it sufficient Collections to enable it to comply with its obligations under the Transaction Documents relating to the Trust as they fall due (including the repayment of any Principal Draws by the Final
     Maturity Date of all Notes).

     TITLE PERFECTION EVENT means, in relation to the Trust, the events set out in clause 10.

     TOTAL AVAILABLE FUNDS means, for a Collection Period, the aggregate of:

     (a)  the Available Income for that Collection Period;

     (b)  any Principal Draw which the Trustee is required to allocate under clause 5.9 on or before the Payment Date for that Collection Period;
          and

     (c)  any Liquidity Draws.

     TOTAL INVESTED AMOUNT means, at any time, the sum of:

     (a)  all Invested Amounts of all Class A-1 Notes; and

     (b)  the US$ Equivalent of all Invested Amounts of all A$ Notes and all
          Class A-2 Notes,

     at that time.

     TOTAL PAYMENTS means, in relation to a Collection Period, all amounts paid or to be paid by the Trustee under clause 5.1 on the Payment Date in relation to that Collection Period.

     TOTAL STATED AMOUNT means, at any time, the sum of the aggregate of the
     Stated Amounts of all Notes at that time.

     TRANSACTION has the meaning given to it under the relevant ISDA Master
     Agreement.

     TRANSACTION DOCUMENT means each Transaction Document (as defined in the
     Master Trust Deed) to the extent that it relates to the Trust, the Notes or the Seller Loan Agreement.

     TRIGGER EVENT will subsist on any Payment Date if:

     (a)  both:

          (i)  the average of the Arrears Percentages for the 12 months immediately preceding that Payment Date (or, where that Payment
               Date occurs within 12 months of the

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               Closing Date, for the period commencing on the Closing Date and ending on that Payment Date) (the RELEVANT PERIOD) exceeds 4%;
               and

          (ii) cumulative Mortgage Shortfalls up to and including that Payment
               Date exceeds 10% of the aggregate Initial Invested Amount of the
               Class B Notes and the Class C Notes; or

     (b)  on that Payment Date, the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes and the Trustee does not exercise the call option under clause 7.1 on the Call Date.

     TRUST means the Crusade Global Trust No. 1 of 2005 constituted under the
     Master Trust Deed and the Notice of Creation of Trust.

     TRUST DOCUMENT for the purposes of the Security Trust Deed includes each
     Transaction Document.

     TRUST EXPENSES means, in relation to a Collection Period (and in the following order of priority):

     (a)  first, Taxes payable in relation to the Trust for that Collection
          Period;

     (b)  second, any other Expenses relating to the Trust for that Collection
          Period which are not covered by (c) to (i) (inclusive) below;

     (c)  third, pari passu the Trustee's Fee for that Collection Period, the
          Security Trustee's Fee for that Collection Period, any fee payable to the Note Trustee under the Note Trust Deed for that Collection Period;

     (d)  fourth, the Servicing Fee for that Collection Period;

     (e)  fifth, the Manager's Fee for that Collection Period;

     (f)  sixth, the Custodian Fee for that Collection Period;

     (g)  seventh, pari passu any fee or expenses payable to the Principal
          Paying Agent, any other Paying Agent, the Note Registrar or the
          Calculation Agent under the Agency Agreement;

     (h)  eighth, any costs, charges or expenses (other than fees) incurred by, and any liabilities owing under any indemnity granted to the Manager, the Security Trustee, the Servicer, the Note Trustee, the Note
          Registrar, a Paying Agent or the Calculation Agent in relation to the
          Trust under the Transaction Documents, for that Collection Period; and

     (i)  ninth, any amounts payable to the Currency Swap Provider under clause
          5.24,

     all of the amounts in paragraphs (a) to (i) (inclusive) being EXPENSES for the purposes of the Master Trust Deed.

     US$ ACCOUNT means, in relation to the Trust, the US$ account opened with the Principal Paying Agent or any other account opened and maintained outside Australia, with the Principal Paying Agent so long as the Principal
     Paying Agent is an Approved Bank.

     US$ EQUIVALENT means:

     (a)  in relation to an amount denominated or to be denominated in
          Australian dollars, that amount converted to (and denominated in) US$
          at the relevant US$ Exchange Rate;

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     (b)  in relation to an amount denominated or to be denominated in Euros, that amount converted to (and denominated in) US$ at the relevant US$
          Exchange Rate; or

     (c)  in relation to an amount denominated in US$ the amount of US$.

     US$ EXCHANGE RATE means, on any date:

     (a)  in relation to an amount denominated or to be denominated in
          Australian dollars, the rate of exchange (set as at the commencement of the Currency Swap) applicable under the Class A-1 Currency Swap for the exchange of Australian dollars for United States dollars; and

     (b)  in relation to an amount denominated or to be denominated in Euros, the rate for the exchange of Euros for United States dollars (set as at the commencement of the Currency Swaps).

     US$ NOTEHOLDER means, for the purposes of the Security Trust Deed, a Class
     A-1 Noteholder.

     VOTING MORTGAGEE means:

     (a)  with respect only to the enforcement of the security under the
          Security Trust Deed, for so long as the Secured Moneys of the Offshore
          Noteholders and the A$ Noteholders represent 75% or more of total
          Secured Moneys, the Noteholder Mortgagees alone; and

     (b)  at any other time (subject to the Note Trust Deed and clause 40.17 of the Security Trust Deed):

          (i)  the Note Trustee, acting on behalf of the Offshore Noteholders under the Note Trust Deed and clause 7 of the Security Trust Deed and, if the Note Trustee has become bound to take steps and/or to proceed hereunder and fails to do so within a reasonable time and such failure is continuing, the Offshore Noteholders, and then only if and to the extent the Offshore Noteholders are able to do so under the Transaction Documents and Australian law; and

          (ii) each other Mortgagee (other than an Offshore Noteholder).

2.2  INTERPRETATION

     Clause 1.2 of the Master Trust Deed is incorporated into this Supplementary
     Terms Notice as if set out in full, except that any reference to DEED is replaced by a reference to SUPPLEMENTARY TERMS NOTICE, any reference to
     UNITED STATES DOLLARS, USD and US$ is to currency of the United States of
     America, and any reference to EUROS and (euro) is to lawful currency of the time being of the member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community.

2.3  LIMITATION OF LIABILITY

     (A)  GENERAL

          Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this Supplementary
          Terms Notice.

     (B)  LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

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          (i)  This Supplementary Terms Notice applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity
               (except where the Transaction Documents provide otherwise).
               Subject to paragraph (iii) below, a liability arising under or in connection with this Supplementary Terms Notice or the Trust is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and
               property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability.
               This limitation of the Trustee's liability applies despite any other provision of this Supplementary Terms Notice and extends to all liabilities and obligations of the Trustee in any way
               connected with any representation, warranty, conduct, omission, agreement or transaction related to this Supplementary Terms
               Notice or the Trust.

          (ii) Subject to paragraph (iii) below, no person (including any
               Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the
               appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the
               Trustee or prove in any liquidation, administration or
               arrangements of or affecting the Trustee.

          (iii) The provisions of this clause 2.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by
               operation of law there is a reduction in the extent of the
               Trustee's indemnification or exoneration out of the Assets of the
               Trust as a result of the Trustee's fraud, negligence, or Default.

          (iv) It is acknowledged that the Relevant Parties are responsible under this Supplementary Terms Notice or the other Transaction
               Documents for performing a variety of obligations relating to the
               Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Supplementary Terms
               Notice) will be considered fraud, negligence or Default of the
               Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been
               delegated or appointed by the Trustee in accordance with the
               Transaction Documents to fulfil its obligations relating to the
               Trust or by any other act or omission of a Relevant Party or any such person.

          (v)  In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Supplementary
               Terms Notice or any other Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the
               Trustee for the purpose of paragraph (iii) above.

          (vi) In this clause, RELEVANT PARTIES means each of the Manager, the
               Servicer, the Custodian, the Calculation Agent, the Principal
               Paying Agent, the Note Trustee, the Note Registrar and the
               provider of any Support Facility.

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          (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

2.4  KNOWLEDGE OF TRUSTEE

     In relation to the Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of the Trust.

2.5  BUSINESS DAY CONVENTION

     If any payment or calculation is to be made or any other thing done
     (including in relation to a Payment Date or a Collection Period) on a day which is not a Business Day, the date on which that payment or calculation is to be made or that thing done will be the next Business Day unless that day falls in the next calendar month, in which case the date on which that payment or calculation is to be made or that thing done will be the preceding Business Day.

2.6  HEDGE AGREEMENTS

     (a)  The parties (other than the Note Trustee) acknowledge that:

          (i)  the provider of each Hedge Agreement will prepare all confirmations under any ISDA Master Agreement for that Hedge
               Agreement; and

          (ii) none of the Trustee, the Manager or the provider of any Hedge
               Agreement will be liable to any other person (including each other party and each other Mortgagee) for entering into any such confirmation or Hedge Agreement, notwithstanding that the person preparing the confirmation is the counterparty to the relevant
               Hedge Agreement, except in the case of the Trustee or the
               Manager, where the Trustee or the Manager as the case may be, is found to have acted fraudulently or negligently.

     (b)  Without limiting paragraph (a), the Trustee appoints the Manager as its attorney to execute confirmations on behalf of the Trustee under any Hedge Agreement from time to time, provided that the Manager must notify and seek the prior written consent (such consent not to be unreasonably withheld) of the Trustee if the relevant confirmation amends the terms of the relevant Hedge Agreement.

     (c)  The Manager agrees to provide and the Trustee agrees to follow, all directions necessary to ensure that the Trustee complies with its obligations under any relevant Hedge Agreement including, without limitation:

          (i)  proposing a Replacement Provider (as defined in the relevant
               Hedge Agreement) under section 15(d)(ii) of the Interest Rate
               Swap;

          (ii) ensuring that the Trustee designates any Early Termination Date pursuant to Part 1(8)(ii) of the Currency Swap only at the direction of the Manager;

          (iii) procuring the substitution of Party B (as defined in the
               Currency Swap) as principal obligor under the Currency Swap in accordance with Section 6(aa)(iv) of the Currency Swap;

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          (iv) directing the Trustee to enter into a Replacement Currency Swap
               (as defined in section 16(a) of the Currency Swap) under Section
               16(a) of the Currency Swap;

          (v)  notifying the Swap Provider if the Manager becomes actually aware of the occurrence of a Downgrade (as defined in the Interest Rate
               Swap);

          (vi) where the Trustee has not established a Swap Collateral Account
               (as defined in the Interest Rate Swap) and the Swap Provider is required to deposit monies into a Swap Collateral Account, the
               Manager must direct the Trustee to establish, as soon as
               practicable, and maintain in the name of the Trustee, an account with an Approved Bank (as defined in the relevant Hedge
               Agreement); and

          (vii) ensuring that the Trustee only makes withdrawals from the Swap
               Collateral Account (as defined in the relevant Hedge Agreement)
               or refunds the amount of any reduction in the Swap Collateral
               Amount (as defined in the relevant Hedge Agreement) if directed to do so by the Manager.

2.7  AUSTRALIAN FINANCIAL SERVICES LICENCE

     Perpetual Trustee Company Limited, a related body corporate of the Trustee and the Security Trustee, has obtained an Australian Financial Services
     Licence under Part 7.6 of the Corporations Act 2001 (Cth) (Australian
     Financial Services Licence No. 236643). Perpetual Trustee Company Limited
     has appointed each of Perpetual Trustees Consolidated Limited (Authorised
     Representative Number 264840) and P.T. Limited (Authorised Representative
     Number 266797) as its authorised representatives under that licence.

3.   DIRECTION AND TRUST BACK
--------------------------------------------------------------------------------

     (a)  A Trust Back, entitled CRUSADE GLOBAL TRUST BACK NO. 1 OF 2005, is created in relation to Other Secured Liabilities secured by the
          Purchased Receivable Securities.

     (b)  The Trustee, the Manager, St.George, the Custodian and the Security
          Trustee agree that the Trust Back will be a TRUST for the purposes of the Transaction Documents.

4.   NOTES
--------------------------------------------------------------------------------

4.1  CONDITIONS OF NOTES

     (a)  The conditions of the A$ Notes will be as set out in the Master Trust
          Deed, as supplemented and amended by the provisions set out in this
          Supplementary Terms Notice.

     (b)  The conditions of the Offshore Notes will be as set out in the Master
          Trust Deed, the Conditions, the Note Trust Deed and this Supplementary
          Terms Notice.

4.2  SUMMARY OF CONDITIONS OF NOTES

     Under clauses 6.2 and clause 6.3 (as applicable) of the Master Trust Deed, the Manager provides the following information in respect of the Notes.

     (a)  Class of Note:           There will be the following Classes of Notes.

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                                                Under the Transaction Documents
                                                each shall be treated as a
                                                separate Class of Notes:

                                                (i)  Class A-1 Notes

                                                (ii) Class A-2 Notes

                                                (iii) Class A-3 Notes

                                                (iv) Class B Notes

                                                (v)  Class C Notes

     (b)  Total Initial Invested Amount of      (i)  Class A-1 Notes -
          each Class of Notes:                       US$[600,000,000]

                                                (ii) Class A-2 Notes
                                                     - (euro)[500,000,000]

                                                (iii) Class A-3 Notes -
                                                     A$[500,000,000]

                                                (iv) Class B Notes -
                                                     A$[26,700,000]

                                                (v)  Class C Notes -
                                                     A$[8,600,000]

     (c)  Manner and order in which principal   As set out in clause 5
          and interest is to be paid on
          Notes:

     (d)  Margin:                               In relation to a Note for an
                                                Interest Period ending prior to
                                                the Call Date, the following:

                                                (i)  Class A-1 Notes - [*]% per
                                                     annum;

                                                (ii) Class A-2 Notes - [*]% per
                                                     annum;

                                                (iii) Class A-3 Notes - [*]% per
                                                     annum

                                                (iv) Class B Notes - [*]% per
                                                     annum

                                                (v)  Class C Notes - [*]% per
                                                     annum

                                                In relation to a Note for an
                                                Interest Period ending after the
                                                Call Date, the Step-Up Margin in
                                                respect of that Class of Note.

     (e)  Initial Invested Amount:              Class A-1 Notes: US$100,000 per
                                                Note and in multiples of US1$ in
                                                excess thereof.

                                                Class A-2 Notes:(euro)100,000
                                                per Note and in integral
                                                multiples thereof.

                                                Class A-3 Notes: A$100,000 per
                                                Note.

                                                Class B Notes: A$100,000 per
                                                Note.

                                                Class C Notes: A$100,000 per
                                                Note.

     (f)  Rating:                               (i)  Class A Notes - AAA
                                                     (S&P)/Aaa (Moody's)/AAA
                                                     (Fitch Ratings).

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                                                (ii) Class B Notes - AA
                                                     (S&P))/AA (Fitch Ratings).

                                                (iii) Class C Notes - A
                                                     (S&P)/AA- (Fitch Ratings).

     (g)  Issue Price:                          (i)  Class A Notes - issued at
                                                     100 per cent.

                                                (ii) Class B Notes - issued at
                                                     100 per cent.

                                                (iii) Class C Notes - issued at
                                                     100 per cent.

     (h)  Quarterly Payment Dates:              (i)  Class A-1 Notes - the 17th
                                                     day of June, September,
                                                     December and March in each
                                                     year (New York time)

                                                (ii) Class A-2 Notes - the 17th
                                                     day of June, September,
                                                     December and March in each
                                                     year (London time)

                                                (iii) A$ Notes - the 17th day of
                                                     June, September, December
                                                     and March (Sydney time)

                                                (iv) If, in either case, that
                                                     day is not a Business Day,
                                                     the Quarterly Payment Date
                                                     shall be adjusted in
                                                     accordance with the
                                                     Modified Following Business
                                                     Day Convention. The first
                                                     Quarterly Payment Date for
                                                     the Class A-1 Notes will be
                                                     17 June 2005 (New York
                                                     time), the first Quarterly
                                                     Payment Date for the Class
                                                     A-2 Notes will be 17 June
                                                     2005 (London time) and the
                                                     first Quarterly Payment
                                                     Date for the A$ Notes will
                                                     be 17 June 2005 (Sydney
                                                     time). In each case, the
                                                     final Quarterly Payment
                                                     Date is the earlier of the
                                                     applicable Final Maturity
                                                     Date and the Payment Date
                                                     on which the Notes are
                                                     redeemed in full or, in the
                                                     case of the Class A Notes,
                                                     repurchased under the
                                                     Conditions.

     (i)  Final Maturity Date:                  (i)  Class A-1 Notes - the
                                                     Quarterly Payment Date
                                                     falling in June 2037 (New
                                                     York time).

                                                (ii) Class A-2 Notes - the
                                                     Quarterly Payment Date
                                                     falling in June 2037

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                                                     (London time).

                                                (iii) A$ Notes - the Quarterly
                                                     Payment Date falling in
                                                     June 2037 (Sydney time).

                                                (iv) In each case, the date
                                                     specified shall be subject
                                                     to adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention.

4.3  ISSUE OF NOTES

     (a)  Class A-1 Notes must be issued in amounts, or on terms, such that their offer for subscription and their issue will comply with:

          (i)  the Financial Services and Markets Act 2000 (UK) and all
               regulations made under or in relation to that Act and the Public
               Offers of Securities Regulations 1995, as amended; and

          (ii) the United States Securities Act of 1933, as amended (the
               SECURITIES ACT), the Exchange Act, all regulations made under or in relation to them, and all other laws or regulations of any jurisdiction of the United States of America regulating the offer or issue of, or subscription for, Notes.

     (b)  The Class A-2 Notes must be issued in minimum parcels of subscriptions which have an aggregate Initial Participation Amount of (euro)100,000 and:

          (i)  in circumstances which do not constitute an offer to the public within the meaning of the Companies Act 1963 (as amended) of
               Ireland (the 1963 ACT);

          (ii) in circumstances that would not require a prospectus to be issued under the European Communities (Transferable Securities Stock
               Exchange) Regulations 1992 (as amended) of Ireland and in
               circumstances that would comply with all the applicable
               provisions of the 1963 Act and the European Community Regulation
               1984 (as amended) with respect to anything done in relation to the Class A-2 Notes, in, from or otherwise involving the Republic of Ireland.

     (c)  A$ Notes must be issued in minimum parcels or subscriptions which have an aggregate subscription amount of $500,000, (disregarding any amount payable to the extent to which it is to be paid out of money lent by the person offering the Notes or an associate (as defined in Division
          2 of Part 1.2 of the Corporations Act 2001 (Cth)) or must otherwise constitute an issue that does not require disclosure under Part 6D.2 of the Corporations Act 2001 (Cth).

     (d)  No A$ Note or Class A-2 Note has been or will be registered under the
          Securities Act and the A$ Notes and the Class A-2 Notes may not be
          offered or sold within the United States or to, or for the account of benefit of, US persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of

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          the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S under the Securities Act.

     (e)  If:

          (i)  the Trustee, or the Manager on behalf of the Trustee, has issued or agreed to issue any Notes and has received the Subscription
               Amount for them; and

          (ii) on the Note Issue Date, the aggregate Subscription Amount received is less than the amount specified in the corresponding
               Note Issue Direction,

          then (unless otherwise agreed);

          (iii) no Notes or no further Notes (as the case may be) shall be issued; and

          (iv) all Subscription Amounts received will be repaid without interest to the prospective subscribers for those Notes, and all issued
               Notes will be redeemed in full using the relevant Subscription
               Amounts.

4.4  TRUSTEE'S COVENANT TO NOTEHOLDERS AND THE NOTE TRUSTEE

     Subject to the terms of the Master Trust Deed and this Supplementary Terms
     Notice, the Trustee:

     (a)  acknowledges its indebtedness in respect of the Invested Amount of each Note and interest thereon;

     (b)  covenants for the benefit of each Noteholder and the Note Trustee that it will (subject to receiving any directions required under and given in accordance with the Transaction Documents):

          (i)  make all payments on or in respect of the Notes held by that
               Noteholder on the due date for payment;

          (ii) comply with the terms of this Supplementary Terms Notice and the
               Transaction Documents to which it is a party; and

          (iii) pay the Stated Amount in relation to the Notes held by that
               Noteholder on the Final Maturity Date and accrued and unpaid interest thereon.

4.5  REPAYMENT OF NOTES ON PAYMENT DATES

     (a)  On each Quarterly Payment Date for a Note in respect of which
          Principal Payments are required to be made, the Invested Amount of that Note shall be reduced by, and the obligations of the Trustee with respect to that Note shall be discharged to the extent of, the amount of the Principal Payment made on that Quarterly Payment Date in respect of that Note.

     (b)  All payments of principal on Class A-1 Notes will be made in United
          States dollars.

     (c)  All payments of principal on Class A-2 Notes will be made in Euros.

     (d)  All payments of principal on A$ Notes will be made in A$.

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4.6 FINAL REDEMPTION

     Each Note shall be finally redeemed, and the obligations of the Trustee with respect to the payment of the Invested Amount of that Note shall be finally discharged, on the first to occur of:

     (a)  the date upon which the Invested Amount of that Note is reduced to zero;

     (b)  the date upon which the relevant Noteholder renounces in writing all of its rights to any amounts payable under or in respect of that Note;

     (c)  in relation to the Offshore Notes only, the date on which all amounts received by the Note Trustee with respect to the enforcement of the
          Security Trust Deed are paid to the Principal Paying Agent;

     (d)  in relation to A$ Notes only, the date on which all amounts are received by the relevant A$ Noteholders;

     (e)  the Payment Date immediately following the date on which the Trustee completes a sale and realisation of all Assets of the Trust in accordance with the Master Trust Deed and this Supplementary Terms
          Notice; and

     (f)  the Final Maturity Date.

4.7 PERIOD DURING WHICH INTEREST ACCRUES

     Each Note bears interest calculated and payable in arrears in accordance with this Supplementary Terms Notice from and including the Closing Date to but excluding the date upon which that Note is finally redeemed under clause 4.6.

4.8  CALCULATION OF INTEREST

     (a)  Subject to paragraph (b) and (d), interest payable on each Note in respect of each Interest Period is calculated:

          (i)  on a daily basis at the applicable Interest Rate;

          (ii) on the Invested Amount of that Note as at the first day of that
               Interest Period; and

          (iii) on the basis of the actual number of days in that Interest
               Period and a year of 365 days (in the case of A$ Notes) or 360 days (in the case of Offshore Notes),

          and shall accrue due from day to day.

     (b)  No interest will accrue on any Note for the period from and including:

          (i)  the date on which the Stated Amount of that Note is reduced to zero (provided that interest shall thereafter begin to accrue from (and including) any date on which the Stated Amount of that
               Note becomes greater than zero); or

          (ii) if the Stated Amount of the Note on the due date for redemption in full of the Note is not zero, the due date for redemption of the Note, unless after the due date for redemption, payment of principal due is improperly withheld or refused, following which interest shall continue to accrue on the Invested Amount of the
               Note at the rate from time to time applicable to the Note until the later of:

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               (A)  the date on which the moneys in respect of that Note have been received by:

                    (1)  the Note Trustee or the Principal Paying Agent (in the
                         case of the Offshore Notes) or

                    (2)  the relevant Noteholder (in the case of the A$ Notes)

                    and notice to that effect is given in accordance with the
                    relevant Conditions; and

               (B)  the Stated Amount of that Note has been reduced to zero, provided that interest shall thereafter begin to accrue from
                    (and including) any date on which the Stated Amount of that
                    Note becomes greater than zero.

     (c)  All payments of interest on Class A-1 Notes will be made in United
          States dollars.

     (d)  All payments of interest in Class A-2 Notes will be made in Euros.

     (e)  All payments of interest on A$ Notes will be made in Australian dollars.

     (f)  If Interest is not paid in respect of a Note on the date when due and payable (other than because the due date is not a Business Day) that unpaid Interest shall itself bear interest at the Interest Rate applicable from time to time on that Note until the unpaid Interest, and interest on it, is available for payment and:

          (i)  in the case of the Offshore Notes, notice of that availability has been duly given in accordance with Condition 12; or

          (ii) in the case of the A$ Notes, there is full satisfaction of those amounts, to be determined in accordance with clause 32.4 of the
               Master Trust Deed (as amended in accordance with this
               Supplementary Terms Notice).

4.9  STEP-UP MARGIN

     If the Trustee has not redeemed all of a Class of Notes on or before the
     Call Date, the Margin for that Class will increase for each Interest Period beginning on or after that date to the following percentages per annum
     (each a STEP-UP MARGIN):

     (a)  in the case of the Class A-1 Notes, [*]% per annum;

     (b)  in the case of the Class A-2 Notes,[*]% per annum;

     (c)  in the case of the Class A-3 Notes, [*]% per annum;

     (d)  in the case of the Class B Notes, [*]% per annum; and

     (e)  in the case of the Class C Notes, [*]% per annum.

4.10 AGGREGATE RECEIPTS

     (a)  Notwithstanding anything in clauses 5.5, 5.6 and 5.8, no Noteholder will be entitled to receive aggregate principal under any of those clauses on any Note at any time in excess of the Invested Amount for that Note at that time.

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     (b)  The Trustee, the Manager, the Note Trustee, the Security Trustee and
          the Paying Agents may treat the Noteholder as the absolute owner of that Note (whether or not that Note is overdue and despite any notation or notice to the contrary or writing on it or any notice of previous loss or theft of it or of trust or other interest in it) for the purpose of making payment and for all other purposes.

5.   CASHFLOW ALLOCATION METHODOLOGY
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5.1  TOTAL AVAILABLE FUNDS

     (a)  (MONTHLY) Subject to paragraph (b), on each Monthly Payment Date
          (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay out of Total Available Funds, in relation to the Monthly
          Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

          (i)  first, an amount up to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the
               Noteholders and the other Creditors that have the benefit of the
               Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest
               Adjustment); and

          (ii) second, any interest payable by the Trustee under the Redraw
               Facility Agreement.

     (b)  (LIMIT) The Trustee shall only make a payment under paragraph (a) if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

     (c)  (QUARTERLY) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must pay or cause to be paid out of
          Total Available Funds, in relation to the Quarterly Collection Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

          (i)  first, an amount up to any Accrued Interest Adjustment required to be paid to the Approved Seller (and each of the Trustee, the
               Noteholders and the other Creditors that have the benefit of the
               Security Trust Deed acknowledges and agrees that it has no entitlement to the moneys comprising the Accrued Interest
               Adjustment);

          (ii) second, payment to the Swap Provider under the Interest Rate Swap of any Break Payments received by or on behalf of the Trustee from an Obligor or a Mortgage Insurer during the Quarterly
               Collection Period;

          (iii) third, (unless specified later in this clause 5.1(c)), Trust
               Expenses which have been incurred prior to that Quarterly Payment
               Date and which have not previously been paid or reimbursed under an application of this clause 5.1 (in the order of priority set out in the definition of TRUST EXPENSES);

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          (iv) fourth, payment to the Redraw Facility Provider of any fees payable by the Trustee under the Redraw Facility Agreement;

          (v)  fifth, without duplication, any amounts that would have been payable under this clause 5.1(c) (other than under sub-paragraphs
               (vi) to (x) (inclusive)) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee and in the order they would have been paid under that prior application of this clause 5;

          (vi) sixth, pari passu and rateably as between themselves:

               (A)  any interest payable by the Trustee under the Redraw
                    Facility Agreement;

               (B)  the payment to the Currency Swap Provider under the Class
                    A-1 Currency Swap of the A$ Class A-1 Interest Amount
                    payable under that Currency Swap at that date; and

               (C)  the payment to the Currency Swap Provider under the Class
                    A-2 Currency Swap of the A$ Class A-2 Interest Amount
                    payable under that Currency Swap at that date;

               (D)  the payment to the Class A-3 Noteholders of the Class A-3
                    Interest amount for the relevant Interest Period;

               (E)  payment to the relevant Swap Provider of the net amount (if any) due to it under the Interest Rate Swap; and

               (F)  payment to the relevant Swap Provider of the net amount (if any) due to it under the Basis Swap.

          (vii) seventh, any amounts that would have been payable under sub-paragraph (viii) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee;

          (viii) eighth, the payment to the Class B Noteholders of the relevant
               Class B Interest amount as at that date;

          (ix) ninth, any amounts that would have been payable under subparagraph (x) on any previous Quarterly Payment Date, if there had been sufficient Total Available Funds, which have not been paid by the Trustee; and

          (x)  tenth, the payment to the Class C Noteholders of the Class C
               Interest amount for the relevant Interest Period.

     (d)  The Trustee shall only make a payment under any of sub-paragraphs
          (c)(i) to (c)(x) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Total Available Funds remain from which to make the payment after amounts with priority to that payment have been distributed.

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5.2  EXCESS AVAILABLE INCOME - REIMBURSEMENT OF CHARGE OFFS AND PRINCIPAL DRAWS

     (a)  Subject to paragraph (b), on each Quarterly Determination Date, the
          Manager must apply any Excess Available Income for the Quarterly
          Collection Period relating to that Quarterly Determination Date in the following order of priority:

          (i)  first, towards reimbursement of all Principal Charge Offs for that Quarterly Collection Period;

          (ii) second, towards all Liquidity Draws which have not been repaid as at that Quarterly Payment Date;

          (iii) third, towards all Principal Draws which have not been repaid as at that Quarterly Payment Date;

          (iv) fourth, pari passu and rateably between themselves (based on the
               Redraw Principal Outstanding and in the case of the Class A-1
               Notes on the Class A-1 A$ Equivalent of the Stated Amount of the
               Class A-1 Notes, and in the case of the Class A-2 Notes on the
               Class A-2 A$ Equivalent of the Stated Amount of the Class A-2
               Notes and in the case of the Class A-3 Notes on the Stated Amount of the Class A-3 Notes, as the case may be):

               (A)  as a payment, to the Currency Swap Provider under the
                    Confirmation relating to the Class A-1 Notes, of the A$
                    Equivalent of any Carryover Class A Charge Offs relating to the Class A-1 Notes;

               (B)  as a payment to the Currency Swap Provider under the
                    Confirmation relating to the Class A-2 Notes of the A$
                    Equivalent of any Carryover Class A Charge Offs relating to the Class A-2 Notes;

               (C)  as a payment to the Class A-3 Noteholders of an amount equal to the Carryover Class A Charge Offs relating to the Class
                    A-3 Notes; and

               (D)  as a repayment under the Redraw Facility Agreement, as a reduction of, and to the extent of, the Carryover Redraw
                    Charge Offs;

          (v)  fifth, to be applied to reinstate an amount equal to the
               Carryover Class B Charge Offs relating to the Class B Notes; and

          (vi) sixth, to be applied to reinstate an amount equal to the
               Carryover Class C Charge Offs relating to the Class C Notes.

          Any amount applied pursuant to sub-paragraphs (i) to (vi) (inclusive)
          above will be treated as Principal Collections to the extent of that application and in the case of amounts paid under sub-paragraph (iv),
          (v) or (vi) will be paid on the Payment Date following that
          Determination Date.

     (b)  The Trustee shall only make a payment under any of sub-paragraphs
          (a)(i) to (a)(vi) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that payment have been distributed.

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5.3  EXCESS DISTRIBUTION

     (a)  The Trustee must at the written direction of the Manager pay any
          Excess Distribution for a Quarterly Collection Period to the Residual
          Income Beneficiary on the relevant Quarterly Payment Date.

     (b)  The Trustee may not recover any Excess Distributions from the Residual
          Income Beneficiary once they are paid to the Residual Income
          Beneficiary except where there has been a manifest error in the relevant calculation of the Excess Distributions.

5.4  INITIAL PRINCIPAL DISTRIBUTIONS

     (a)  (MONTHLY) Subject to paragraph (b), on each Monthly Payment Date
          (other than a Quarterly Payment Date) and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal
          Collections, in relation to the Monthly Collection Period ending immediately before that Monthly Payment Date, the following amounts in the following order of priority:

          (i)  first, to allocate to Total Available Funds any Principal Draw calculated in accordance with clause 5.9; and

          (ii) second, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date.

     (b)  (MONTHLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) and (a)(ii) inclusive if it is directed in writing to do so by the Manager and only to the extent that any
          Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

     (c)  (QUARTERLY) Subject to paragraph (d), on each Quarterly Payment Date, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly
          Collection Period ending immediately before that Quarterly Payment
          Date, the following amounts in the following order of priority:

          (i)  first, to allocate to Total Available Funds any Principal Draws calculated in accordance with clause 5.9;

          (ii) second, to retain in the Collection Account as a provision such amount as the Manager determines is appropriate to make for any anticipated shortfalls in payments under clause 5.1 on the following Monthly Payment Date or Quarterly Payment Date;

          (iii) third, subject to clause 5.8(d), to repay any Redraws and
               Further Advances provided by the Approved Seller in relation to
               Purchased Receivables in accordance with clause 5.8 to the extent that it has not previously been reimbursed in relation to those
               Redraws and Further Advances;

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          (iv) fourth, to repay all Redraw Principal Outstanding under the
               Redraw Facility Agreement on that Quarterly Payment Date; and

          (v)  fifth, to retain in the Collection Account as a provision to reimburse further Redraws and Further Advances an amount up to the Redraw Retention Amount for the next Quarterly Collection
               Period.

     (d)  (QUARTERLY LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (c)(i) to (c)(v) (inclusive) if it is directed in writing to do so by the Manager and only to the extent that any
          Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.5  PRINCIPAL DISTRIBUTIONS PRIOR TO STEPDOWN DATE

     (a)  Subject to paragraph (b), on each Quarterly Payment Date prior to the
          Stepdown Date, or at any time if a Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection
          Period ending immediately before that Quarterly Payment Date, the following amounts in the following order of priority:

          (i)  first, all the Initial Principal Distributions for that
               Collection Period;

          (ii) second, as a deposit to the Liquidity Reserve until amounts standing to the credit of the Liquidity Reserve equal to the then
               Liquidity Limit;

          (iii) third, pari passu and rateably between the Class A-1 Notes,
               Class A-2 Notes and Class A-3 Notes:

               (A)  as a payment to the Currency Swap Provider under the Class
                    A-1 Currency Swap, of an amount equal to the lesser of:

                    (1)  the Class A-1 Proportion of the amount available for
                         distribution under this sub-paragraph (iii) after all
                         payments which have priority under this clause 5.5; and

                    (2)  the A$ Equivalent of the Invested Amounts for all Class
                         A-1 Notes; and

               (B)  as a payment to the Currency Swap Provider under the Class
                    A-2 Currency Swap, of an amount equal to the lesser of:

                    (1)  the Class A-2 Proportion of the amount available for
                         distribution under this sub-paragraph (iii) after all
                         payments which have priority under this clause 5.5; and

                    (2)  the A$ Equivalent of the Invested Amounts for all Class
                         A-2 Notes; and

               (C)  as a payment to the Class A-3 Noteholders, of an amount equal to the lesser of:

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                    (1)  the Class A-3 Proportion of the amount available for
                         distribution under this sub-paragraph (iii) after all
                         payments which have priority under this clause 5.5; and

                    (2)  the Invested Amounts in respect of all Class A-3 Notes;

          (iv) fourth, as payment to the Class B Noteholders, of an amount equal to the lesser of:

               (A)  the amount available for distribution under this
                    sub-paragraph (iv) after all payments which have priority
                    under this clause 5.5; and

               (B)  the Invested Amounts in respect of all Class B Notes;

          (v)  fifth, as payment to the Class C Noteholders, of an amount equal to the lesser of:

               (A)  the amount available for distribution under this
                    sub-paragraph (v) after all payments which have priority
                    under this clause 5.5; and

               (B)  the Invested Amounts in respect of all Class C Notes.

     (b)  (LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(v) inclusive if it is directed in writing to do so by the Manager and only to the extent that any Principal
          Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.6  PRINCIPAL DISTRIBUTIONS ON AND AFTER STEPDOWN DATE

     (a)  Subject to paragraph (b), on the Stepdown Date and on each Quarterly
          Payment Date after the Stepdown Date, provided that no Trigger Event is subsisting, and based on the calculations, instructions and directions provided to it by the Manager, the Trustee must distribute or cause to be distributed out of Principal Collections, in relation to the Quarterly Collection Period ending immediately before that
          Quarterly Payment Date, the following amounts in the following order of priority:

          (i)  first, all the Initial Principal Distributions for that
               Collection Period;

          (ii) second, as a deposit to the Liquidity Account until the amount standing to the credit of the Liquidity Account is equal to the then current Liquidity Limit;

          (iii) third, as a payment, out of the Class A Principal Distribution
               Amount pari passu and rateably between the Class A-1 Notes, the
               Class A-2 Notes and the Class A-3 Notes:

               (A)  to the Currency Swap Provider under the Class A-1 Currency
                    Swap, of an amount equal to the lesser of:

                    (1)  the Class A-1 Proportion of that Class A Principal
                         Distribution Amount; and

                    (2)  the A$ Equivalent of the aggregate Invested Amounts of the Class A-1 Notes on that Payment Date;

               (B)  to the Currency Swap Provider under the Class A-2 Currency
                    Swap, of an amount equal to the lesser of:

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                    (1)  the Class A-2 Proportion of that Class A Principal
                         Distribution Amount; and

                    (2)  the A$ Equivalent of the aggregate Invested Amounts of the Class A-2 Notes on that Payment Date; and

               (C)  as a payment to the Class A-3 Noteholders of principal on the Class A-3 Notes of an amount equal to the lesser of:

                    (1)  the Class A-3 Proportion of that amount of the Class A
                         Principal Distribution Amount; and

                    (2)  the aggregate Invested Amount of the Class A-3 Notes on that Payment Date,

          (iv) fourth, as a payment out of the Class B Principal Distribution
               Amount for that Payment Date to the Class B Noteholders of an amount equal to the lesser of:

               (A)  the Class B Principal Distribution Amount; and

               (B)  the aggregate Invested Amount of the Class B Notes on that
                    Payment Date; and

          (v)  fifth, as a payment out of the Class C Principal Distribution
               Amount for that Payment Date to the Class C Noteholders of an amount equal to the lesser of:

               (A)  the Class C Principal Distribution Amount; and

               (B)  the aggregate Invested Amount of the Class C Notes on that
                    Payment Date.

     (b)  (LIMIT) The Trustee shall only make a payment under any of sub-paragraphs (a)(i) to (a)(v) (inclusive) above if it is directed in writing to do so by the Manager and only to the extent that any
          Principal Collections remain from which to make the payment after amounts with priority to that payment have been distributed.

5.7  FINAL MATURITY DATE

     On the Business Day immediately following the date on which all Secured
     Moneys (as defined in the Security Trust Deed) are fully and finally repaid, and only after payment of all amounts referred to in clauses 5.3,
     5.4 and 5.5(a), the Trustee must pay any Principal Collections which remain available:

     (a)  first, to the Approved Seller in reduction of the Principal
          Outstanding (as defined in the Seller Loan Agreement) as a full and final settlement of the obligations of the Trustee under the Seller
          Loan Agreement; and

     (b)  second, to the Residual Income Beneficiary as a distribution of capital of the Trust.

5.8  REDRAWS AND FURTHER ADVANCES

     (a)  The Approved Seller, after receiving confirmation that it may do so from the Manager, may make:

          (i)  Redraws to Obligors under Purchased Receivables so that the then scheduled principal balance of those Purchased Receivables is not exceeded; and

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          (ii) Further Advances such that the then scheduled principal balance of those Purchased Loans is exceeded, provided that the
               restrictions in paragraph (f) are observed.

     (b)  The Approved Seller will be reimbursed in relation to any Redraw and
          Further Advance for which it has not previously been reimbursed under clause 5.4.

     (c)  On each Quarterly Determination Date the Manager shall determine an amount, not exceeding 2% of the total Invested Amount of all Notes, which it reasonably anticipates will be required in the Quarterly
          Collection Period in which that Quarterly Determination Date occurs to fund further Redraws and Further Advances under Purchased Receivables in addition to any prepayments of principal that it anticipates will be received from Obligors during that Quarterly Collection Period.
          That amount, from time to time, less amounts withdrawn or deposited as described in this clause 5.8, is called the REDRAW RETENTION AMOUNT.
          The Manager shall on the day of such determination advise the Trustee of the amount so determined.

     (d)  In addition to the Approved Seller's right of reimbursement under clause 5.8(b), the Trustee shall on each Business Day it receives a direction from the Manager to do so, reimburse the Approved Seller for
          Redraws and Further Advances made on or before that Business Day for which it has not received reimbursement but only to the extent of the aggregate of:

          (i)  the Redraw Retention Amount for that Quarterly Collection Period to the extent it has been funded under clause 5.4(c)(v); and

          (ii) any amount which the Manager is entitled to direct the Trustee to draw under the Redraw Facility Agreement at that time.

     (e)  If the Manager determines on any Business Day that there is a Redraw
          Shortfall, the Manager may on that date direct in writing the Trustee to make a drawing under the Redraw Facility Agreement on that or any other Business Day up to the amount which the Trustee is permitted to draw under clause 3.1(c) of the Redraw Facility Agreement at that time.

     (f)  The Approved Seller may not make a Further Advance, and the Manager may not confirm the making of a Further Advance, under sub-paragraph
          (a) unless:

          (A)  the Further Advance is made not more than one year after the
               Closing Date;

          (B)  the aggregate amount of that Further Advance and other Further
               Advances made on or before the relevant funding date, does not exceed 5% of the total Initial Invested Amount of all Notes;

          (C)  no Carryover Charge Offs subsist at the relevant funding date;

          (D)  the aggregate outstanding principal balance of Purchased Loans which 60 days or more in Arrears as at the relevant funding date is less than 4% of the aggregate outstanding principal balance of all Purchased Loans at that time;

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          (E)  following the Further Advance, the weighted average LVR of all
               Purchased Loans is less than or equal to the weighted average LVR of all Purchased Loans when acquired by the Trustee on the
               Closing Date;

          (F)  if, following the Further Advance, the LVR of the relevant
               Purchased Loan is greater than 80% (or 75% where the outstanding balance on the Purchased Loan exceeds $1,000,000), a Specific
               Mortgage Insurance Policy is entered into by the Trustee in respect of that Purchased Receivable; and

          (G)  after the Further Advance is made, the relevant Purchased Loan satisfies the Eligibility Criteria.

5.9  DETERMINATION DATE - PAYMENT SHORTFALL

     If the Manager determines on any Determination Date that there is a Payment
     Shortfall for the relevant Collection Period, the Manager must direct the
     Trustee to pay out of Principal Collections, as a principal distribution under clause 5.4, an amount (the PRINCIPAL DRAW) equal to the lesser of:

     (a)  the Payment Shortfall; and

     (b)  the amount of Principal Collections available for distribution on the
          Payment Date following that Determination Date.

5.10 LIQUIDITY DRAWS

     (a)  The Manager, on behalf of the Trustee, shall, by no later than the
          Closing Date, establish as a separate ledger of the Collection Account an account (the LIQUIDITY ACCOUNT) to which amounts may be credited, or from which amounts may be drawn, under this Supplementary Terms
          Notice.

     (b)  If the Manager determines on any Determination Date that, after having made a Principal Draw, the relevant Payment Shortfall will not be fully met (the remaining shortfall being a LIQUIDITY SHORTFALL), the
          Manager must direct the Trustee to apply from the Liquidity Account an amount (the LIQUIDITY DRAW) on or before the Payment Date following that Determination Date equal to the lesser of:

          (i)  the Liquidity Shortfall; and

          (ii) the Liquidity Reserve.

     The Trustee must, if so directed by the Manager, make that Liquidity Draw and have the proceeds of the Liquidity Draw deposited or transferred into the Collection Account on or before the relevant Payment Date. The Manager must deal with the amount so deposited in accordance with this clause 5.

5.11 ALLOCATING LIQUIDATION LOSSES

     On each Quarterly Determination Date, the Manager must determine, in relation to the aggregate of all Liquidation Losses arising during that
     Quarterly Collection Period:

     (a)  the amount of those Liquidation Losses which is attributable to interest, fees and expenses in relation to the relevant Purchased
          Receivables (FINANCE CHARGE LOSS); and

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     (b)  the amount of those Liquidation Losses which is attributable to principal in relation to the relevant Purchased Receivables (PRINCIPAL
          LOSS),

     on the basis that all Liquidation Proceeds actually received by or on behalf of the Trustee in relation to a Purchased Receivable are applied first against interest, fees and other Enforcement Expenses (other than
     Property Restoration Expenses) relating to that Purchased Receivable, and then against the Housing Loan Principal and Property Restoration Expenses
     relating to that Purchased Receivable.

5.12 INSURANCE CLAIMS

     (a)  If, on any Monthly Determination Date, the Manager determines that there has been a Liquidation Loss in relation to a Purchased
          Receivable during the immediately preceding Monthly Collection Period, the Manager shall direct the Servicer (if the Servicer has not already done so), promptly, and in any event so that the claim is made within the time limit specified in the relevant Mortgage Insurance Policy for that Purchased Receivable without the amount of the claim becoming liable to be reduced by reason of delay, to make a claim under the relevant Mortgage Insurance Policy.

     (b)  Upon receipt of any amount under or in respect of a Mortgage Insurance
          Policy in payment of a claim referred to in paragraph (a), the Manager must determine which part of the amount is attributable to interest, fees and other amounts in the nature of income, and which part of that amount is attributable to principal.

5.13 PAYMENTS BEFORE PAYMENT DATE

     (a)  Subject to the Transaction Documents, by no later than 4:00 pm (Sydney time) on the Remittance Date for a Collection Period, the Manager must deposit or use its best endeavours to procure that the Servicer deposits, in the Collection Account all Available Income and Principal
          Collections for that Collection Period to the extent received on or before that date.

     (b)  The Manager must direct the Trustee to:

          (i)  apply amounts credited to the Collection Account in making payments in discharge of the Trustee's obligations under this clause 5; and

          (ii) make the applications and reinstatements required or contemplated by this clause 5,

          in each case, under and in accordance with this clause 5.

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5.14 CHARGE OFFS

     If the Principal Charge Offs for any Quarterly Collection Period exceed the
     Excess Available Income calculated on the Quarterly Determination Date for that Quarterly Collection Period, the Manager must, on and with effect from the Quarterly Payment Date immediately following the end of the Quarterly
     Collection Period:

     (a)  reduce pari passu and rateably as between themselves the Class C
          Stated Amount of each of the Class C Notes by the amount of that excess which is attributable to each Class C Note until the Class C
          Stated Amount is zero (CLASS C CHARGE OFFS); and

     (b)  if the Class C Stated Amount is zero and any amount of that excess has not been applied under paragraph (a), reduce pari passu and rateably as between themselves the Class B Stated Amount of each of the Class B
          Notes by the amount of that excess which is attributable to each Class
          B Note until the Class B Stated Amount is zero (CLASS B CHARGE OFFS);
          and

     (c)  if both the Class C Stated Amount and Class B Stated Amount are zero and any amount of that excess has not been applied under paragraph
          (b), reduce pari passu and rateably as between the Class A Notes and the Redraw Facility Agreement with respect to the balance of that excess:

          (i)  rateably as between the Class A Notes, the Class A Stated Amount on each of the Class A Notes (or, where applicable, the Euro
               Equivalent or the US$ Equivalent (as the case may be) of the amount of that excess which is so attributable) until the Class A
               Stated Amount of that Class A Note is zero (CLASS A CHARGE OFFS);
               and

          (ii) the Redraw Principal Outstanding under the Redraw Facility
               Agreement applied against Redraw Advances (as defined in the
               Redraw Facility Agreement) in reverse chronological order of their Drawdown Dates (as defined in the Redraw Facility
               Agreement), until the Redraw Principal Outstanding is zero
               (REDRAW CHARGE OFFS).

5.15 PAYMENTS INTO US$ ACCOUNT

     (a)  The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in US$ payable to the Trustee by the Currency Swap
          Provider under the Class A-1 Currency Swap into the US$ Account or to the Principal Paying Agent under the Agency Agreement on behalf of the
          Trustee.

     (b)  If any of the Trustee, the Manager or the Servicer receives any amount denominated in US$ from the Currency Swap Provider under the Class A-1
          Currency Swap they will promptly pay that amount to the credit of the
          US$ Account.

5.16 PAYMENTS OUT OF US$ ACCOUNT

     (a)  The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the US$ Account as follows and in accordance with the Note
          Trust Deed and the Agency Agreement.

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     (b)  All amounts credited to the US$ Account by the Currency Swap Provider in relation to a payment by the Trustee in no order of priority:

          (i)  under clauses 5.1(c)(v) and (c)(vi)(B), will be paid pari passu in relation to Class A-1 Notes as payments of Class A Interest on those Class A-1 Notes;

          (ii) under clause 5.2(a)(iv)(A), will be paid pari passu in relation to Class A-1 Notes in or towards reinstating the Stated Amount of those Class A-1 Notes, to the extent of the Carryover Class A
               Charge Offs; and

          (iii) amounts credited under clauses 5.5(a)(iii) and
               5.6(a)(iii)(A)(1), pari passu to Class A-1 Noteholders as Class A
               Principal Payments on the Class A-1 Notes until the Invested
               Amounts of the Class A-1 Notes have been reduced to zero.

5.17 PAYMENTS INTO EURO ACCOUNT

     (a)  The Trustee shall direct the Currency Swap Provider to pay all amounts denominated in Euros payable to the Trustee by the Currency Swap
          Provider under the Class A-2 Currency Swap into the Euro Account or to the Principal Paying Agent under the Agency Agreement on behalf of the
          Trustee.

     (b)  If any of the Trustee, the Manager or the Servicer receives any amount denominated in Euros from the Currency Swap Provider under the Class
          A-2 Currency Swap they will promptly pay that amount to the credit of the Euro Account.

5.18 PAYMENTS OUT OF EURO ACCOUNT

     (a)  The Trustee shall, on the direction of the Manager, or shall require that the Principal Paying Agent on its behalf, pay all amounts credited to the Euro Account as follows and in accordance with the
          Note Trust Deed and the Agency Agreement.

     (b)  All amounts credited to the Euro Account by the Currency Swap Provider in relation to a payment by the Trustee in no order of priority:

          (i)  under clauses 5.1(c)(v) and (c)(vi)(C), will be paid pari passu in relation to Class A-2 Notes as payments of Class A Interest on those Class A-2 Notes;

          (ii) under clause 5.2(a)(iv)(B), will be paid pari passu in relation to Class A-2 Notes in or towards reinstating the Stated Amount of those Class A-2 Notes, to the extent of the Carryover Class A
               Charge Offs; and

          (iii) amounts credited under clauses 5.5(a)(iii) and
               5.6(a)(iii)(B)(1), pari passu to Class A-2 Noteholders as Class A
               Principal Payments on the Class A-2 Notes until the Invested
               Amounts of the Class A-2 Notes have been reduced to zero.

5.19 ROUNDING OF AMOUNTS

     In making the calculations required or contemplated by this clause 5, the
     Manager shall round calculations to four decimal places, except that all monetary amounts shall be rounded down to the nearest cent or as otherwise required in this Supplementary Terms Notice.

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5.20 MANAGER'S REPORT

     The Manager will provide to the Trustee, the Note Trustee and the
     Designated Rating Agencies, the Manager's Report for a Collection Period no
     later than 4pm (Sydney time) on the Quarterly Payment Date following that
     Collection Period.

5.21 PAYMENT PRIORITIES FOLLOWING AN EVENT OF DEFAULT: SECURITY TRUST DEED

     (a)  The proceeds from the enforcement of the Charge over the Mortgaged
          Property (each as defined in the Security Trust Deed) are to be applied in the following order of priority, subject to any other priority which may be required by statute or law:

          (i)  first, to pay (pari passu and rateably):

               (A)  any fees and other expenses due to the Security Trustee or the Note Trustee;

               (B)  any fees and other expenses due to a Paying Agent, the
                    Calculation Agent or the Note Registrar;

               (C)  any Expenses then due and unpaid with respect to the Trust;
                    and

               (D)  the Receiver's remuneration;

          (ii) second, to pay all costs, charges, expenses and disbursements properly incurred in the exercise of any Power (as defined in the
               Security Trust Deed) by the Security Trustee, the Note Trustee, a
               Receiver or an Attorney or other amounts payable to the Security
               Trustee or the Note Trustee under the Security Trust Deed;

          (iii) third, to pay any unpaid Accrued Interest Adjustment due to the
               Approved Seller;

          (iv) fourth, to pay to the Swap Provider under the Interest Rate Swap any Break Payments received by or on behalf of the Trustee from a
               Borrower or any Mortgage Insurer and which have not previously been paid to that Swap Provider;

          (v)  fifth, to pay (pari passu and rateably):

               (A)  all Secured Moneys owing to the Support Facility Providers
                    (other than the Currency Swap Provider);

               (B)  all Secured Moneys owing to the Class A Noteholders (as at the date of payment);

               (C)  all Secured Moneys owing in relation to any Redraws or
                    Further Advances made by the Approved Seller for which it
                    has not been reimbursed under the Trust Documents; and

               (D)  all Secured Moneys owing to the Currency Swap Provider specified in the Class A-1 Currency Swap (but without double counting with payments under sub-paragraph (ii) or (v)(B));

               (E)  all Secured Moneys owed to the Currency Swap Provider specified in the Class A-2 Currency Swap (but without double counting with payments under sub-paragraph (ii) or (v)(B));

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          (vi) sixth, to pay (pari passu and rateably) all Secured Moneys owing to the Class B Noteholders (as at the date of payment);

          (vii) seventh, to pay (pari passu and rateably) all Secured Moneys owing to the Class C Noteholders (as at the date of payment);

          (viii) eighth, to pay (pari passu and rateably) any amounts not covered above owing to any Mortgagee under any Transaction
               Document;

          (ix) ninth, to pay the holder of any subsequent Security Interest over
               Trust Assets of which the Security Trustee has notice of the amount properly secured by the Security Interest; and

          (x)  tenth, to pay any surplus to the Trustee to be distributed in accordance with the Master Trust Deed and the Supplementary Terms
               Notice.

     (b)  The surplus will not carry interest. If the Security Trustee or a
          Receiver, Mortgagee or Attorney pays the surplus to the credit of an account in the name of the Trustee with any bank carrying on business in Australia, the Security Trustee, Receiver, Mortgagee or Attorney
          (as the case may be) will be under no further liability in respect of
          it.

     (c)  For the purposes of determining the pro rata entitlements of Class A
          Noteholders to amounts available for distribution under paragraph (a)
          (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying
          Class A Noteholders under paragraph (a)), the A$ Equivalent of the US$
          denominated principal amount owed to the Class A-1 Noteholders will be determined by the Manager and notified to the Trustee as being the A$
          amount equal to:

          (i)  if the Currency Swap is then in full force and effect, the A$
               Exchange Rate multiplied by the aggregate Secured Moneys (in US$)
               of the Class A-1 Notes; or

          (ii) if the Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the
               Manager which is used for calculation of amounts payable on the occurrence of an Early Termination Date under the relevant
               Currency Swap (as defined in that Currency Swap) multiplied by the aggregate Secured Moneys (in US$) of the Class A-1 Notes.

     (d)  For the purposes of determining the pro rata entitlements of Class A
          Noteholders to amounts available for distribution under paragraph (a)
          (but without limiting the amounts actually available to be converted to the relevant currency at any time, or to be applied towards paying
          Class A Noteholders under paragraph (a)), the A$ Equivalent of the
          Euro denominated principal amount owed to the Class A-2 Noteholders will be determined by the Manager and notified to the Trustee as being the A$ amount equal to:

          (i)  if the Currency Swap is then in full force and effect, the A$
               Exchange Rate multiplied by the aggregate Secured Moneys (in
               Euros) of the Class A-2 Notes; or

          (ii) if the Currency Swap is not then in full force and effect, the spot rate of exchange advised to the Security Trustee by the
               Manager which is used for calculation of amounts payable on the occurrence of an Early Termination Date under the relevant

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               Currency Swap (as defined in that Currency Swap) multiplied by the aggregate Secured Moneys (in Euros) of the Class A-2 Notes.

     (e)  Any  amount to be paid to a Class of  Noteholders  must be made in A$,
          US$ or (euro),  as applicable,  based on the  respective  entitlements calculated  under  paragraph  (c) or (d) (as the  case  may  be).  All amounts held in A$ must, to the extent required to be converted to US$
          or  (euro)  after  the  relevant  Currency  Swap  has  terminated,  be converted  to the  relevant  currency  at the  available  spot rate of exchange for  acquiring  that  currency in the spot  foreign  exchange market as at the time of conversion,  provided that if, following that conversion and based on their  respective  entitlements,  any Class of
          Noteholders  would be entitled to an amount greater than their Secured
          Moneys as at the relevant date of payment, the excess is to be applied
          (in the applicable  currency) towards payment of the Secured Moneys of
          Mortgagees who rank equally within that Class of Noteholders.

5.22 PRESCRIPTION

     Despite any other provision of this Supplementary Terms Notice and the
     Master Trust Deed, Condition 8 of the Offshore Notes applies to all amounts payable in relation to any Offshore Note.

5.23 ACCOUNTING PROCEDURES: PRINCIPAL & INTEREST

     To facilitate the implementation of this Cashflow Allocation Methodology, the Manager will keep accounting records in accordance with the Transaction
     Documents and will keep separate ledgers, including a "Principal Account",
     "Income Account" and "Cash Account", into which credit and debit entries will be made to record receipts and payments of principal, income or amounts unallocated at the relevant time.

5.24 REPLACEMENT OF CURRENCY SWAP

     (a)  If a Currency Swap is terminated, the Trustee must, at the direction of the Manager, enter into one or more currency swaps which replace that Currency Swap (other than by way of transfer under section 6(b)
          of that Currency Swap) (collectively a REPLACEMENT CURRENCY SWAP) but only on the condition:

          (i)  that the Settlement Amount (as defined in that Currency Swap), if any, which is payable by the Trustee to that Currency Swap
               Provider on termination of that Currency Swap will be paid in full when due in accordance with this Supplementary Terms Notice and that Currency Swap;

          (ii) the ratings assigned to the Notes are not adversely affected; and

          (iii) the liability of the Trustee under that Replacement Currency
               Swap is limited to at least the same extent that its liability is limited under that Currency Swap.

     (b)  If the condition in paragraph (a) is satisfied, the Trustee must at the direction of the Manager enter into the Replacement Currency Swap and if it does so it must direct the provider of the Replacement
          Currency Swap (the REPLACEMENT SWAP PROVIDER) to pay any upfront premium to enter into the Replacement Currency Swap due to the Trustee directly to the Currency Swap Provider in satisfaction of and to the extent of the Trustee's obligation to pay the Settlement Amount to the
          Currency Swap Provider as referred to in

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          paragraph (a). If the Settlement Amount (if any) is payable by the
          Currency Swap Provider to the Trustee, the Manager shall direct the
          Currency Swap Provider to pay such amount direct to the Replacement
          Currency Swap Provider in satisfaction of any upfront premium to enter into the Replacement Currency Swap. Where the upfront premium payable upon entry into the Replacement Currency Swap is:

          (i)  payable by the Trustee to the Replacement Swap Provider, then the:

               (A)  excess of the Settlement Amount over the upfront premium will be included as Available Income for the relevant
                    Collection Period; and

               (B)  excess of the upfront premium payable over the Settlement
                    Amount will be satisfied by the Trustee as a TRUST EXPENSE;
                    and

          (ii) payable by the Replacement Swap Provider to the Trustee, then the:

               (A)  excess of the Settlement Amount over the upfront premium will be satisfied by the Trustee as a Trust Expense; and

               (B)  excess of the upfront premium over the Settlement Amount will be included as Available Income for the relevant
                    Collection Period.

5.25 NOTICE OF CALCULATIONS

     The calculations outlined in this clause 5, or required to be made by the
     Manager under any Condition, must be made by the Manager and notified to the Trustee on each Determination Date. The Manager must also notify the
     Trustee of all details of payments which are to be made by or on behalf of the Trustee on each Payment Date. The Manager must also notify the Currency
     Swap Provider of all payments which are to be made by or on behalf of the
     Trustee on each Quarterly Payment Date under clauses 5.1(c)(v),
     5.1(c)(vi)(B), 5.1(c)(vi)(C), 5.2(a)(iv)(A), 5.1(a)(iv)(B), 5.5(a)(iii)(A),
     5.5(a)(iii)(B), 5.6(a)(iii)(A) and 5.6(b)(iii)(B) on each relevant
     Quarterly Determination Date. In the absence of manifest error, each of the
     Trustee and the Currency Swap Provider is entitled to rely conclusively on
     (and will rely on) the Manager's calculations and notifications and is not required to (and it will not) investigate the accuracy of them.

5.26 BOND FACTORS

     (a)  On each Quarterly Determination Date, the Manager will, in respect of the Collection Period ending before that Quarterly Determination Date, calculate or otherwise ascertain the Class A Bond Factors, the Class B
          Bond Factor and the Class C Bond Factor.

     (b)  The Manager shall notify all Noteholders, the Principal Paying Agent, the Note Trustee and the Calculation Agent as soon as practicable after (and in any event by not later than the Quarterly Payment Date immediately following) the relevant Quarterly Determination Date of the relevant Class A Bond Factors, the Class B Bond Factor and the
          Class C Bond Factor.

5.27 LOAN OFFSET INTEREST

     On each Monthly Determination Date, the Approved Seller shall pay to the
     Trustee an amount equal to all Loan Offset Interest Amounts for the Monthly
     Collection Period immediately preceding that Monthly Determination Date.

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6.   MASTER TRUST DEED AND SERVICING AGREEMENT
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6.1  COMPLETION OF DETAILS IN RELATION TO MASTER TRUST DEED

     (a)  (MANAGER FEE)

          For the purpose of clause 15 of the Master Trust Deed, the fee payable to the Manager in respect of the Trust for each Quarterly Collection
          Period will be an amount calculated:

          (i)  on the aggregate Housing Loan Principal of the Purchased
               Receivables on the first day of that Quarterly Collection Period;

          (ii) at the rate of 0.09% per annum or as otherwise agreed by the
               Manager and the Trustee from time to time; and

          (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

          and shall accrue due from day to day. That fee is payable in
          Australian dollars.

     (b)  (TRUSTEE'S FEE AND SECURITY TRUSTEE'S FEE)

          (i)  For the purpose of clause 19.1 of the Master Trust Deed and clause 11.2 of the Security Trust Deed, the combined fee payable to the Trustee and the Security Trustee in respect of the Trust for each Quarterly Collection Period will be an amount
               calculated:

               (A)  on the aggregate Housing Loan Principal of the Purchased
                    Receivables on the first day of that Quarterly Collection
                    Period;

               (B)  at the rate agreed by the Manager, the Trustee and the
                    Security Trustee in writing from time to time; and

               (C)  on the actual number of days in the Quarterly Collection
                    Period divided by 365 days,

               and shall accrue due from day to day. That fee is payable in
               Australian dollars.

          (ii) If the Trustee or the Security Trustee (as the case may be) is required at any time to undertake duties which relate to the enforcement of the terms of any Transaction Document by the
               Trustee or Security Trustee (as the case may be) upon a default by any other party under the terms of that Transaction Document, the Trustee or Security Trustee (as the case may be) is entitled to such additional remuneration as may be agreed between the
               Trustee or the Security Trustee (as the case may be) and the
               Manager or, failing agreement, such amount as is determined by a merchant bank (acting as an expert and not as an arbitrator)
               selected by the Trustee or the Security Trustee (as the case may
               be). The determination of such merchant bank shall be conclusive and binding on the Manager and the Trustee or the Security
               Trustee (as the case may be) so far as the law allows.

     (c)  (SERVICING FEE)

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          For the purpose of clause 6.1 of the Servicing Agreement, the fee payable to the Servicer in respect of the Trust for each Quarterly
          Collection Period will be an amount calculated:

          (i)  on the aggregate Housing Loan Principal of the Purchased
               Receivables on the first day of that Quarterly Collection Period;

          (ii) at the rate of 0.30% per annum or as otherwise agreed by the
               Manager, the Trustee and the Servicer from time to time; and

          (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

          or as otherwise agreed by the Trustee, the Manager and the Servicer.
          That fee shall accrue due from day to day. That fee is payable in
          Australian dollars.

     (d)  (CUSTODIAN FEE)

          For the purpose of clause 6.1 of the Custodian Agreement, the fee payable to the Custodian in respect of the Trust for each Quarterly
          Collection Period will be an amount calculated:

          (i)  on the aggregate Housing Loan Principal of the Purchased
               Receivables on the first day of that Quarterly Collection Period;

          (ii) at the rate of 0.015% per annum or as otherwise agreed by the
               Manager, the Trustee and the Custodian from time to time; and

          (iii) on the actual number of days in the Quarterly Collection Period divided by 365 days,

          or as otherwise agreed by the Trustee, the Manager and the Custodian.
          That fee shall accrue due from day to day. That fee is payable in
          Australian dollars.

     (e)  (FEE CHANGES TO TAKE ACCOUNT OF GST)

          Subject to clause 6.1(b)(i)(B), none of the above fees in this clause
          6.1 are to be increased by reference to any applicable goods and services tax unless:

          (i)  the Trustee, the Manager and the recipient of the relevant fee agree (that agreement not to be unreasonably withheld); and

          (ii) the increase will not result in the downgrading or withdrawal of the rating of any Notes.

6.2  AMENDMENTS TO MASTER TRUST DEED

     The Master Trust Deed is amended for the purpose of the Trust as follows:

     (a)  CLAUSE 1.1 - ACCOUNTS

          The definition of ACCOUNTS in clause 1.1 of the Master Trust Deed is deleted and replaced with the following definition:

          "ACCOUNTS means accounts prepared in accordance with clause 23.3."

     (b)  CLAUSE 1.1 - APPROVED ACCOUNTING STANDARDS

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          The definition of APPROVED ACCOUNTING STANDARDS in clause 1.1 of the
          Master Trust Deed is deleted.

     (c)  CLAUSE 1.1 - AUTHORISED INVESTMENT

          For the purposes of the definition of AUTHORISED INVESTMENT in clause
          1.1 of the Master Trust Deed:

          (i)  each of the investments in paragraphs (b), (d), (e), (f), (g),
               (h), (i) and (j) of that definition must have a rating of AAA
               (long term) or A-1+ (short term) (as the case may be) from S&P, a rating of Aaa (long term) or P-1 (short term) (as the case may
               be) from Moody's and a rating of AAA (long term) or F1+ (short term) (as the case may be) from Fitch Ratings to be an AUTHORISED
               INVESTMENT for the Trust;

          (ii) each of the investments in paragraphs (b) and (d)-(j) inclusive of that definition must mature no later than the next Quarterly
               Payment Date following its acquisition;

          (iii) each investment must be denominated in A$;

          (iv) each investment must be of a type which does not adversely affect the 50% risk weighting attributed to the Notes by the Bank of
               England (as to which the Trustee may rely on external advice);

          (v)  each investment must be held by, or in the name of the Trustee or its nominee;

          (vi) sub-paragraph (i) is deleted and replaced with the following securities which are "mortgage-backed securities" within the meaning of each of the Duties Act, 1997 of New South Wales and the Duties Act, 2000 of Victoria, the Duties Act, 2001
                    of Queensland and the Duties Act, 1999 of the Australian
                    Capital Territory (if applicable).

          (vii) sub-paragraph (j) is deleted and replaced with the following:

                    any other assets of a class of assets that are:

                    (A)  included within the definition "pool of mortgages"
                         under the DUTIES ACT 1997 of New South Wales;

                    (B)  included within the definition of "pool of mortgages"
                         under the DUTIES ACT 2000 of Victoria;

                    (C)  included within the definition "pool of mortgages"
                         under the DUTIES ACT 2001 of Queensland; and

                    (D)  included within the definition "pool of mortgages" (if applicable) under the DUTIES ACT 1999 of the Australian
                         Capital Territory.

          (viii) the reference to STAMP DUTIES ACT, 1920 in the last paragraph of that definition is deleted and replaced with DUTIES ACT, 1997 and the reference to STAMPS ACT, 1958 in that paragraph is deleted and replaced with DUTIES ACT, 2000.

     (d)  CLAUSE 1.1 - AUTHORISED SIGNATORY

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          The definition of Authorised Signatory is deleted and replaced with the following:

               AUTHORISED SIGNATORY in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any
               divisional manager) to be an authorised signatory of the
               corporation, whose signature appears on such certificate and which signature is certified thereon by such directors (or such divisional manager) to be that person's signature (and, in the case of the Trustee or the Security Trustee (as the case may be), also includes any officer of the Trustee or the Security Trustee
               (as the case may be) who has the word "manager", "head of",
               "group executive" or "counsel" in their title).

     (e)  CLAUSE 1.1 - CEDEL BANK

          (i)  The definition of Cedel Bank is deleted and the following definition inserted:

               CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme.

          (ii) Each reference to "Cedel Bank" in:

               (A)  paragraph (u) of the definition of EXPENSES in clause 1.1;
                    and

               (B)  the definition of NOTEHOLDERS in clause 1.1,

               is deleted and replaced with the words Clearstream, Luxembourg.

     (f)  CLAUSE 1.1 - EUROCLEAR

          The definition of Euroclear is deleted and the following definition inserted:

               EUROCLEAR means Euroclear Bank S.A./N.V.

     (g)  CLAUSE 1.1 - EXPENSES

          For the purposes of the definition of EXPENSES in clause 1.1 of the
          Master Trust Deed, a new paragraph (w) is inserted as follows and the existing paragraph (w) becomes paragraph (x).

               (w)  any fees and expenses payable to any Stock Exchange, DTC,
                    Euroclear or Clearstream, Luxembourg from time to time by
                    the Trustee;

     (h)  CLAUSE 1.1 - EXTRAORDINARY RESOLUTION

          For the purposes of the definition of EXTRAORDINARY RESOLUTION in clause 1.1 of the Master Trust Deed, that definition is deleted and the following definition is inserted.

               EXTRAORDINARY RESOLUTION means, in relation to:

               (a)  any Class of A$ Noteholders subject to the provisions of the
                    Security Trust Deed:

                    (i)  a resolution passed at a meeting of that Class of A$
                         Noteholders duly convened and held in accordance with
                         the provisions contained in clause 29 of this Master
                         Trust Deed by a majority consisting of not less than
                         75% of the votes able to be cast by the relevant
                         Noteholders (cast by show of hands or poll, as the case
                         may be); or

                    (ii) a resolution in writing under clause 29 of this Master
                         Trust Deed signed by all Noteholders in the relevant
                         Class of Noteholders;

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               (b)  all Noteholders means, subject to the provisions of the
                    Security Trust Deed a resolution passed, in a meeting of all
                    A$ Noteholders duly convened and held in accordance with the provisions contained in clause 29 of this Master Trust Deed and in a meeting of Offshore Noteholders in accordance with the Note Trust Deed, by majority consisting of not less than
                    75% calculated as follows:

                         A + E + U
                         ---------

                            T

                         Where: A = the US$ Equivalent of the aggregate
                                    Invested Amount of all A$ Notes held by A$
                                    Noteholders who voted in favour of the
                                    resolution;

                                E = the US$ Equivalent of the aggregate
                                    Invested Amount of the Class A-2 Notes
                                    held by Class A-2 Noteholders who voted in
                                    favour of the resolution;

                                U = the aggregate Invested Amount of the Class
                                    A-1 Notes of the Class A-1 Notes held by
                                    Class A-1 Noteholders who voted in favour
                                    of the resolution

                                T = the Total Invested Amount.

               (c)  all Class A Noteholders means, subject to the provisions of the Security Trust Deed a resolution passed, in a meeting of all Class A-1 Noteholders and all Class A-2 Noteholders duly convened and held in accordance with the Note Trust Deed and in a meeting of Class A-3 Noteholders held in accordance
                    with the provisions contained in clause 29 of this Master
                    Trust Deed, by majority consisting of not less than 75%
                    calculated as follows:

                         A + E + U
                         ---------

                            T

                         Where: A = the US$ Equivalent of the aggregate
                                    Invested Amount of all Class A-3 Notes
                                    held by Class A-3 Noteholders who voted in
                                    favour of the resolution;

                                E = the US$ Equivalent of the aggregate
                                    Invested Amount of the Class A-2 Notes
                                    held by Class A-2 Noteholders who voted in
                                    favour of the resolution;

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                                U = the aggregate Invested Amount of the Class
                                    A-1 Notes held by Class A-1 Noteholders
                                    who voted in favour of the resolution;

                                T = the aggregate Invested Amount of all Class
                                    A Notes.

               (d)  all Offshore Noteholders or a Class of Offshore Noteholders,
                    has the meaning given in the Note Trust Deed; and

               (e)  the Voting Mortgagees means, subject to the provisions of the Security Trust Deed;

                    (i)  where the Note Trustee is the only Voting Mortgagee, a resolution of the Note Trustee alone; or

                    (ii) otherwise, in relation to the Voting Mortgagees;

                         (A)  a resolution passed at a meeting of the Voting
                              Mortgagees duly covered and held in accordance
                              with the provisions contained in the Security
                              Trustee Deed by a majority consisting of not less
                              than 75% of the votes capable of being cast at
                              that meeting by Voting Mortgagees present in
                              person or by proxy; or

                         (B)  a resolution in writing pursuant to the Security
                              Trust Deed signed by all the Voting Mortgagees.

     (i)  CLAUSE 1.1 - FITCH IBCA

          The definition of Fitch IBCA is deleted and the following definition inserted:

               FITCH RATINGS means Fitch Australia Pty Ltd (ACN 081 339 184).

     (j)  CLAUSE 1.1 - DEFINITIONS

          For the purpose of the Trust, the following new definitions are inserted, in alphabetical order, in clause 1.1 of the Master Trust
          Deed:

          APPLICATION FOR NOTES means an application for A$ Notes in the form of schedule 2 to the Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

          AUSTRACLEAR means Austraclear Limited.

          AUSTRACLEAR REGULATIONS means the regulations published by
          Austraclear.

          AUSTRACLEAR SYSTEM means the System as defined in the Austraclear
          Regulations.

          MARKED NOTE TRANSFER means a Note Transfer marked as in accordance with clause 7.15 of this Master Trust Deed.

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          NOTE ACKNOWLEDGEMENT means an acknowledgement of the registration of a person as the holder of an A$ Note in the form set out in schedule 3 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

          NOTE TRANSFER means a transfer and acceptance of A$ Notes materially in the form of schedule 4 to this Supplementary Terms Notice or in such other form as may from time to time be agreed between the Trustee and the Manager.

          OFFSET ARRANGEMENT means any agreement or arrangement between the
          Approved Seller and a borrower under which the amount of interest which would (but for such agreement or arrangement) have been payable under or in respect of a Loan is reduced by reference to any credit balance on any savings or cheque account in the name of a borrower
          (whether alone or jointly with another person) which is kept with the
          Seller.

          REGISTER means in relation to a Trust, the register required to be maintained in accordance with clause 28 of this Master Trust Deed.

          REPRESENTATIVE means:

          (i)  in the case of any A$ Noteholder, a person appointed as a proxy for that Noteholder under clause 29.9; and

          (ii) without limiting the generality of paragraph (a), in the case of an A$ Noteholder which is a body corporate, a person appointed under clause 29.10 by that A$ Noteholder."

     (k)  CLAUSE 1.1 - GUARANTEED INVESTMENT CONTRACT

          For the purposes of the definition of GUARANTEED INVESTMENT CONTRACT in clause 1.1 of the Master Trust Deed, the words "or any equivalent regulations issued under the Duties Act 1997" are inserted at the end of that definition.

     (l)  CLAUSE 1.1 - RESIDUAL INCOME BENEFICIARY

          New definitions are inserted in clause 1.1 as follows:

          RESIDUAL INCOME BENEFICIARY, in relation to a Trust, means any person who holds or is taken to hold a Residual Income Unit.

          RESIDUAL INCOME UNIT, in relation to a Trust, has the meaning given in the Supplementary Terms Notice for that Trust.

     (m)  CLAUSE 1.1 - TERMINATION DATE

          For the purpose of the definition of TERMINATION DATE in clause 1.1 of the Master Trust Deed, the words "and the Trustee and the Manager agree that no further Notes are proposed to be issued by the Trustee in relation to that Trust" are inserted at the end of paragraph (c)(i)
          of that definition.

     (n)  CLAUSE 1.2

          For the purposes of clause 1.2 of the Master Trust Deed, paragraph (l)
          is deleted.

     (o)  CLAUSE 4 - NOTES

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          For the purposes of the Trust, clause 4 in the Master Trust Deed is deleted and the following new clause 4 is inserted as follows.

          4.   NOTES

          4.1  ACKNOWLEDGEMENT OF INDEBTEDNESS

               Subject to the terms of this Master Trust Deed and the
               Supplementary Terms Notice:

               (a)  each entry in the Register relating to a Trust in respect of an A$ Note; and

               (b)  each Offshore Note issued by a Trust,

               constitutes an independent and separate acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of the Trust for the Invested Amount of that Note together with the other rights given to Noteholders under this Master Trust
               Deed, the Supplementary Terms Notice and the Security Trust Deed,
               and (in relation to an Offshore Note) the Note Trust Deed and the relevant Conditions.

          4.2  LEGAL NATURE OF NOTES

               (a)  A$ Notes will be in the form of inscribed stock, and the
                    Trustee's obligations in relation to those A$ Notes and
                    under this Master Trust and this Supplementary Terms Notice in respect of those A$ Notes (including any obligation to
                    pay interest or principal) will become effective on
                    inscription in the Register for the Trust under this Master
                    Trust and this Supplementary Terms Notice of the details for those A$ Notes.

               (b)  Offshore Notes will be in registered form in respect of
                    Book-Entry Notes and will be in registered form in respect of Definitive Notes.

          4.3  TERMS OF NOTES

               (a)  All Notes issued by the Trustee as trustee of a Trust shall be issued with the benefit of, and subject to, this Master
                    Trust Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed and, in relation to the
                    Offshore Notes, the Note Trust Deed and the relevant
                    Conditions.

               (b)  The documents referred to in paragraph (a) are binding on the Manager, the Trustee, the Note Trustee, the Security
                    Trustee and the Noteholders.

          4.4  INTEREST AND PRINCIPAL ENTITLEMENT OF NOTEHOLDERS

               Subject to this Master Trust Deed, the relevant Supplementary
               Terms Notice and the relevant Security Trust Deed and, in
               relation to the Offshore Notes, the Note Trust Deed and the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee as trustee of a Trust shall, in respect of the Notes issued by it in that capacity, pay or cause to be paid to the Noteholders (as relevant) of those Notes;

               (a)  (INTEREST) Interest Entitlement on each Interest Payment
                    Date; and

               (b)  (PRINCIPAL) their Principal Entitlement on each Quarterly
                    Payment Date.

          4.5  NOTES NOT INVALID IF ISSUED IN BREACH

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               No Note shall be invalid or unenforceable on the ground that it was issued in breach of this Master Trust Deed, the relevant
               Supplementary Terms Notice or any other Transaction Document.

          4.6  LOCATION OF A$ NOTES

               The property in the A$ Notes shall for all purposes be regarded as situated at the place where the Register on which those A$
               Notes are recorded is located.

          4.7  NO DISCRIMINATION BETWEEN NOTEHOLDERS

               There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Supplementary Terms
               Notice relating to the Notes, the terms of the Security Trust
               Deed (if any) relating to the Trust and (in relation to the
               Offshore Notes) the Note Trust Deed and the relevant Conditions.

          4.8  NOTE REGISTER

               (a)  In the event that any Definitive Notes (in relation to any
                    Class A-1 Notes) are issued in registered form, the Trustee
                    (or if the Trustee fails to do so, the Manager on behalf of the Trustee) will appoint a person to operate and maintain a register of those Definitive Class A-1 Notes in accordance with standard United States practice and law.

               (b)  In the event that any Definitive Notes (in relation to any
                    Class A-2 Notes) are issued in registered form, the Trustee
                    (or if the Trustee fails to do so, the Manager on behalf of the Trustee) will appoint a person to operate and maintain a register of those Definitive Class A-2 Notes in accordance with standard practice and law.

     (p)  CLAUSE 5.3 - RANKING OF INTEREST OF BENEFICIARY

          For the purposes of clause 5.3 of the Master Trust Deed, the Trustee may seek and rely upon a direction from the Note Trustee as to the interests of the Offshore Noteholders.

     (q)  CLAUSES 6.1 AND 6.6(A) - NOTE ISSUE DIRECTION

          (i)  For the purposes of clause 6.1 of the Master Trust Deed, the Note
               Issue Direction for the Notes may be issued by the Manager on or at any time prior to the Note Issue Date for the Notes.

          (ii) For the purposes of clause 6.6(a) of the Master Trust Deed, the certification by the Manager may occur on or at any time prior to the Note Issue Date for the Notes.

     (r)  CLAUSE 6.7 - SUBSCRIPTION AGREEMENT

          (i)  Clause 6.7(c) of the Master Trust Deed is amended by replacing paragraph (i) with the following:

               (i)  (TRANSACTION DOCUMENTS) entered into the Transaction
                    Documents to which it is a party in its capacity as trustee of the Trust.

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          (ii) For the purposes of clause 6.7(c)(iii), the Trustee will enter into the Subscription Agreements.

     (s)  CLAUSE 6.8 - ACTION FOLLOWING NOTE ISSUE

          For the purposes of the Trust, clause 6.8 of the Master Trust Deed is deleted and the following new clause 6.8 is inserted:

          6.8  ACTION FOLLOWING NOTE ISSUE

               As soon as practicable after a Note Issue Date for a Trust:

               (a)  in relation to A$ Notes only:

                    (i)  (ENTER DETAILS IN THE REGISTER) the Trustee shall enter into the Register for that Trust in accordance with
                         clause 28 the information required under clause 28.1;

                    (ii) (ISSUE NOTE ACKNOWLEDGEMENT) the Trustee shall issue a
                         Note Acknowledgement to each A$ Noteholder in respect
                         of its holding of A$ Notes; and

                    (iii) (ISSUE MARKED NOTE TRANSFERS) if requested by an A$
                         Noteholder in its Application for Notes, the Trustee
                         shall issue a Marked Note Transfer to that A$
                         Noteholder; and

               (b)  in relation to Offshore Notes only, the Trustee shall issue those Offshore Notes in accordance with the relevant Note
                    Trust Deed and the relevant Supplementary Terms Notice.

     (t)  CLAUSE 7 - TRANSFER OF NOTES

          For the purpose of this Trust, Clause 7 of the Master Trust Deed is deleted and the following new clause 7 is inserted:

          7.   TRANSFER OF NOTES

          7.1  NO RESTRICTIONS ON TRANSFER OF NOTES

               Subject to this Master Trust Deed and the relevant Supplementary
               Terms Notice and (in respect of the Offshore Notes) the Note
               Trust Deed and Conditions, there shall be no restriction on the transfer of Notes.

          7.2  MINIMUM TRANSFER

               (a)  An A$ Noteholder must not transfer any A$ Notes held by it unless:

                    (i)  the amount payable by the transferee for those A$ Notes is not less than A$500,000; or

                    (ii) the offer or invitation to the transferee by the A$
                         Noteholder in relation to the A$ Notes is an offer or
                         invitation that will not require disclosure under Part
                         6D.2 of the Corporations Act 2001 (Cth).

               (b)  No A$ Note has been or will be registered under the United
                    States Securities Act of 1933 as amended (the SECURITIES
                    ACT) and may not be offered or sold

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                    within the United States or to, or for the account or
                    benefit of, US persons except in accordance with Regulation
                    S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this paragraph have the meanings given to them by
                    Regulation S under the Securities Act.

               (c)  No transfer may be made of any Offshore Notes in
                    circumstances which would require the preparation, issue
                    and/or filing of a prospectus in England pursuant to the
                    Public Offers of Securities Regulations 1995 or under any
                    replacement or subsidiary legislation or regulations, or
                    would otherwise fail to comply with all applicable
                    provisions of the Financial Services and Markets Act 2000
                    and all rules and regulations made thereunder.

               (d)  None of the Trustee, the Manager, the Servicer, the Note
                    Managers, the Note Trustee, the Security Trustee or an
                    Approved Seller is liable to any Noteholder in relation to a breach by that Noteholder of paragraph (b).

          7.3  FORM OF TRANSFER

               Every transfer of A$ Notes shall be effected by a Note Transfer.

          7.4  EXECUTION OF NOTE TRANSFER

               Every Note Transfer shall be duly completed and executed by the transferor and transferee.

          7.5  STAMPING OF NOTE TRANSFER

               Every Note Transfer lodged with the Trustee shall be duly stamped
               (if applicable).

          7.6  DELIVERY OF NOTE TRANSFER TO TRUSTEE

               Every Note Transfer shall be delivered to the Trustee, together with the Note Acknowledgement to which it relates, for
               registration.

          7.7  REGISTRATION OF TRANSFEREE AS A$ NOTEHOLDER

               Subject to this clause 7, the Trustee shall, on receipt of a Note
               Transfer, enter the transferee in the Register as the holder of the A$ Notes which are the subject of the Note Transfer.

          7.8  TRUSTEE ENTITLED TO REFUSE TO REGISTER NOTE TRANSFER

               The Trustee may refuse to register any Note Transfer which would result in:

               (a)  (BREACH) a contravention of or failure to observe:

                    (i)  (MASTER TRUST DEED) the terms of this Master Trust
                         Deed;

                    (ii) (SUPPLEMENTARY TERMS NOTICE) the terms of the
                         Supplementary Terms Notice;

                    (iii) (SECURITY TRUST DEED) the terms of the Security Trust
                         Deed; or

                    (iv) (THE LAW) any law of an Australian Jurisdiction; or

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               (b)  (REQUIRES REGISTRATION) an obligation to procure
                    registration of any of the above with, or the approval of
                    any of the above by, any Government Agency.

          7.9  REFUSAL TO REGISTER ABSOLUTE

               The Trustee shall not be bound to give any reason for refusing to register any Note Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Note
               Transfer it shall, as soon as practicable (and in no event later than 7 days after the date the Note Transfer was lodged with it), send to the transferor and the transferee notice of such refusal.

          7.10 NO FEE FOR REGISTRATION OF A NOTE TRANSFER

               No fee shall be charged for the registration of any Note
               Transfer.

          7.11 TAKING EFFECT OF NOTE TRANSFERS

               (a)  (NOTE TRANSFER NOT EFFECTIVE UNTIL REGISTRATION) A Note
                    Transfer shall not take effect until registered by the
                    Trustee and until the transferee is entered in the Register as the holder of the A$ Notes which are the subject of the
                    Note Transfer, the transferor shall remain the holder of
                    those A$ Notes.

               (b)  (TRANSFER RECEIVED WHEN REGISTER CLOSED) When a Note
                    Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall
                    not register the Note Transfer until the Business Day after the day on which that Register is reopened.

          7.12 RIGHTS AND OBLIGATIONS OF TRANSFEREE

               Subject to this Master Trust Deed and the relevant Supplementary
               Terms Notice, a transferee of A$ Notes, on being noted in the
               Register as the holder of the A$ Notes, shall have the following rights and obligations:

               (a)  (THOSE OF THE TRANSFEROR) all the rights and the obligations which the transferor previously had; and

               (b)  (THOSE UNDER MASTER TRUST DEED) all the rights and
                    obligations of an A$ Noteholder as provided by this Master
                    Trust Deed and the relevant Supplementary Terms Notice as if the transferee was originally a party to this Master Trust
                    Deed and that Supplementary Terms Notice.

          7.13 PAYMENTS TO TRANSFEREE

               Subject to this Master Trust Deed (including clause 32.1 of the
               Master Trust Deed), on the entry of a transferee of A$ Notes in the Register, the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant A$ Notes (including whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer and the Trustee shall be discharged for any such payment made to the transferee).

          7.14 TRANSMISSION OF ENTITLEMENTS

               (a)  (ELECTION) Any person becoming entitled to an A$ Note as a result of the death, mental incapacity or bankruptcy of an
                    A$ Noteholder may, on producing

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                    such evidence as the Trustee requires of their entitlement, elect to be either registered as the A$ Noteholder in
                    respect of the relevant A$ Notes or to transfer the relevant
                    A$ Notes to a third party in the manner specified in this
                    clause.

               (b)  (METHOD OF ELECTION) If an entitled person elects to be registered as the A$ Noteholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person
                    registered he or she shall execute a Note Transfer in
                    relation to the relevant A$ Notes in favour of that other
                    person. All the provisions of this Master Trust Deed and the relevant Supplementary Terms Notice relating to the transfer of A$ Notes and the registration of Note Transfers shall be applicable to any such notice or Note Transfer as if the
                    death, mental incapacity or bankruptcy of the A$ Noteholder had not occurred and the notice or Note Transfer was a Note
                    Transfer executed by the A$ Noteholder.

               (c)  (DISCHARGE) A person entitled to A$ Notes under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such A$ Notes but,
                    except as otherwise provided by this Master Trust Deed and the relevant Supplementary Terms Notice, shall not be
                    entitled to any of the rights or privileges of an A$
                    Noteholder unless and until the person is entered in the
                    Register as the holder of those A$ Notes.

          7.15 MARKED NOTE TRANSFER

               (a)  (ENTITLEMENT TO MARKING) An A$ Noteholder may from time to time request the Trustee to provide the A$ Noteholder with a
                    Marked Note Transfer.

               (b)  (MARKING) The A$ Noteholder shall deliver a Note Transfer to the Trustee and the Trustee shall mark the Note Transfer in such manner as agreed from time to time by the Trustee and the Manager and issue the same to the A$ Noteholder.

               (c)  (TRUSTEE WILL NOT REGISTER TRANSFER) Until the expiry of 90 days (or any substitute period as the Trustee and Manager
                    agree from time to time and as advised to A$ Noteholders)
                    from the date on which the Note Transfer was marked, the
                    Trustee shall not register any transfer of A$ Notes relating to the Marked Note Transfer otherwise than on that Marked
                    Note Transfer.

               (d)  (NO EXTENSION BY CLOSING OF REGISTER) The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

               (e)  (DELIVERY) A Marked Note Transfer shall be issued to an A$
                    Noteholder by personal delivery at the time the A$
                    Noteholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Note
                    Transfer by the Trustee.

          7.16 RELIANCE ON DOCUMENTS

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               The Trustee shall be entitled to accept and assume the
               authenticity and genuineness of any Note Transfer or other document produced to it and to assume that any Note Transfer or other document produced to it has been duly executed. The Trustee shall not be bound to enquire into the authenticity or
               genuineness of any Note Transfer or other document, nor shall it incur any liability for registering any Note Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Note Transfer.

          7.17 SPECIMEN SIGNATURES

               The Trustee may (but need not) require each A$ Noteholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such A$ Noteholder) of persons authorised to execute
               Note Transfers on behalf of such A$ Noteholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

          7.18 NOTES LODGED WITH AUSTRACLEAR

               If A$ Notes are lodged into the Austraclear System, the Trustee shall enter Austraclear in the Register as the holder of those A$
               Notes. While those A$ Notes remain in the Austraclear System:

               (a)  all payments and notices required of the Trustee and the
                    Manager in relation to those A$ Notes will be directed to
                    Austraclear; and

               (b)  all dealings (including transfers) and payments in relation to those A$ Notes within the Austraclear System will be
                    governed by the Austraclear Regulations and need not comply with this clause 7 to the extent of any inconsistency.

     (u)  CLAUSE 7A - NOTE ACKNOWLEDGEMENT

          For the purposes of the Trust a new clause 7A is inserted in the
          Master Trust Deed as follows:

               7A.  NOTE ACKNOWLEDGEMENT

               7A.1 ISSUE OF NOTE ACKNOWLEDGEMENT

                    When a person has been entered in the Register as the holder of A$ Notes, as soon as practicable (and in any event no
                    later than 5 Business Days or such shorter period specified in the relevant Supplementary Terms Notice or as otherwise agreed by the Trustee with the person or the Manager)
                    thereafter, the Trustee shall issue a Note Acknowledgement to that person in respect of those A$ Notes. If the person has been entered into the Register under a Note Transfer and the transferor continues to retain a holding of A$ Notes,
                    the Trustee shall, within the same period stated above,
                    issue to the transferor a Note Acknowledgement in respect of that retained holding of A$ Notes. No certificates will be issued in respect of A$ Notes.

               7A.2 NOTE ACKNOWLEDGEMENT NOT CERTIFICATE OF TITLE

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                    A Note Acknowledgement shall not be a certificate of title as to A$ Notes and the Register shall be the only conclusive evidence of the ownership of A$ Notes and the entitlements under them. A Note Acknowledgement cannot be pledged or
                    deposited as security nor can an A$ Note be transferred by delivery of only a Note Acknowledgement.

               7A.3 EXECUTION OF NOTE ACKNOWLEDGEMENT

                    Each Note Acknowledgement shall be signed on behalf of the
                    Trustee manually, or in facsimile by mechanical or
                    electronic means, by any Authorised Signatory of the
                    Trustee. If any Authorised Signatory of the Trustee whose
                    signature appears on a Note Acknowledgement dies or
                    otherwise ceases to be an Authorised Signatory before the
                    Note Acknowledgement has been issued, the Trustee may
                    nevertheless issue the Note Acknowledgement.

               7A.4 MORE THAN ONE NOTE ACKNOWLEDGEMENT

                    If an A$ Noteholder wishes to receive more than one Note
                    Acknowledgement it shall return its Note Acknowledgement to the Trustee and at the same time request in writing the
                    issue of a specified number of separate Note
                    Acknowledgements. Subject to clause 4.5, the Trustee shall then cancel the original Note Acknowledgement and issue, in lieu, separate Note Acknowledgements. A fee prescribed by
                    the Trustee (not exceeding $10 for each Note
                    Acknowledgement) shall be paid by the A$ Noteholder to the
                    Trustee.

               7A.5 WORN OUT, DEFACED OR LOST NOTE ACKNOWLEDGEMENT

                    If any Note Acknowledgement is worn out or defaced then, on production to the Trustee, the Trustee may cancel the same and may issue a new Note Acknowledgement. If any Note
                    Acknowledgement is lost or destroyed then, on proof to the satisfaction of the Trustee, and on such indemnity as the
                    Trustee may consider adequate having been given, a new Note
                    Acknowledgement shall be given to the person entitled to
                    such lost or destroyed Note Acknowledgement. An entry as to the issue of the new Note Acknowledgement and of the
                    indemnity (if any) shall be made in the Register. A fee
                    prescribed by the Trustee (not exceeding $10) shall be paid by the person requesting the new Note Acknowledgement to the
                    Trustee.

               7A.6 JOINT HOLDINGS

                    If a single parcel of A$ Notes is held by more than one
                    person, only the person whose name stands first in the
                    Register in relation to that parcel of A$ Notes shall be
                    entitled to:

                    (a)  be issued the relevant Note Acknowledgement and, if
                         applicable, a Marked Note Transfer;

                    (b)  be given any notices; and

                    (c)  be paid any moneys due in respect of such A$ Notes.

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               7A.7 DELIVERY OF NOTE ACKNOWLEDGEMENT

                    A Note Acknowledgement may be sent to the relevant A$
                    Noteholder by mail or by personal delivery to the A$
                    Noteholder's address appearing in the Register and the Note
                    Acknowledgement so sent shall be at the risk of that A$
                    Noteholder.

     (v)  CLAUSE 8.5 - AUTHORISED INVESTMENT

          For the purposes of Clause 8.5 of the Master Trust Deed, but subject always to the right of substitution under clause 8, Authorised
          Investments shall not include those investments specified in paragraphs (a) and (c) of the definition of Authorised Investments in the Master Trust Deed, namely:

          (i)  Loans secured by Mortgages, those Mortgages, other Related
               Securities and Receivable Rights; and

          (ii) other Receivables, Receivable Securities and Receivable Rights
               approved by the Manager.

     (w)  CLAUSE 12.3(B) - SALE NOTICE

          For the purposes of clause 12.3(b) of the Master Trust Deed, a Sale
          Notice may be delivered to the Trustee by the Approved Seller on or at any time prior to the Expiry Time.

     (x)  CLAUSE 12.5(A)(III) - CONDITIONS PRECEDENT TO PURCHASE

          For the purposes of clause 12.5(a)(iii) of the Master Trust Deed, the following is a condition precedent to the giving of a Sale Notice:

          (i)  (CERTIFIED COPIES) Certified copies of the forms of each Mortgage
               Insurance Policy, and the forms of the Receivable Agreements, relating to the Purchased Receivables.

     (y)  CLAUSE 12.6(A)(VII) REPRESENTATIONS AND WARRANTIES

          For the purposes of clause 12.6(a)(vii) of the Master Trust Deed, the
          Approved Seller makes the following additional representations and warranties in relation to each Sale Notice.

          (i)  (ASSIGNABILITY) All consents required in relation to the assignment of the Receivables specified in the Sale Notice and the related Receivable Rights have been obtained. Those
               Receivables and Receivable Rights are assignable.

          (ii) (QUALITY OF TITLE) It is the sole, legal and beneficial owner of the Receivables specified in the Sale Notice and the related
               Receivable Rights. Those Receivables and the related Receivable
               Rights, together with the interest of the Approved Seller under the Relevant Documents, are owned by it free and clear of any
               Security Interest (other than any Security Interest arising solely as the result of any action taken by the Trustee in connection with the Trust).

          (iii) (ELIGIBLE RECEIVABLE) As at the relevant Cut-Off Date, each
               Receivable which is specified in the Sale Notice is an Eligible
               Receivable. In relation to any related

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               Receivable Security that is required to be registered with any
               Government Agency and which is not registered at its Cut-Off
               Date, it will be registered.

          (iv) (RECEIVABLE SECURITIES) Each Receivable and Receivable Security
               which is specified in the Sale Notice and each Related Security is legally valid, binding and enforceable against the relevant
               Obligor(s) in all material respects except to the extent that it is affected by laws relating to creditors rights generally, or doctrines of equity.

          (v)  (SET OFF) Once equitably assigned to the Trustee, no Receivable which is specified in the Sale Notice or related Receivable Right will be subject to any right of rescission, set off, counterclaim or similar defence.

          (vi) (COMPLIANCE WITH LAWS) At the time each Receivable and Receivable
               Security which is specified in the Sale Notice and each Related
               Security was entered into and up to and including the Closing
               Date, it complied in all material respects with applicable laws, including, without limitation, where the Consumer Credit
               Legislation applies, the Consumer Credit Legislation and the performance by the Approved Seller of its obligations in respect of each such Receivable, Receivable Security and Related Security
               (including without limitation, its variation, discharge, release, administration, servicing and enforcement) up to and including the Closing Date complied in all material respects with
               applicable laws including, without limitation, where the Consumer
               Credit Legislation applied, the Consumer Credit Legislation.

          (vii) (OWNERSHIP) In relation to each Receivable Security which is specified in the Sale Notice, the relevant Obligor(s) is or are the sole legal owner of the relevant Mortgaged Property and registered as the sole proprietor(s) of the relevant Mortgaged
               Property.

          (viii) (INSURANCE) Each Receivable which is specified in the Sale
               Notice is the subject of a Mortgage Insurance Policy from a
               Mortgage Insurer for the scheduled term of that Receivable. The sale of each such Receivable to the Trustee is not contrary to the relevant Mortgage Insurance Policy. The Approved Seller has not done or omitted to do anything which might prejudicially affect or limit its rights or the rights of the Trustee under or in respect of a Mortgage Insurance Policy (including the payment of any premiums due under that Mortgage Insurance Policy) to the extent that those rights relate to that Receivable or the related
               Receivable Rights. On transfer to the Trustee of equitable title to a Purchased Receivable:

               (A)  the Trustee will have the benefit of the relevant Mortgage
                    Insurance Policy for that Receivable; and

               (B)  the Approved Seller will procure that the Trustee receives evidence of each Mortgage Insurer's acknowledgement of the transfer.

          (ix) (SOLVENCY OF MORTGAGE INSURER) The Approved Seller does not have actual notice that any Mortgage Insurer under any Mortgage
               Insurance Policy in relation to a Receivable is insolvent or will be unable to pay a valid claim.

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          (x)  (SOLVENCY OF OTHER INSURERS) The officers of the Approved Seller who have responsibility for the transactions contemplated by the
               Transaction Documents do not have actual notice that any insurer under any insurance policy (other than a Mortgage Insurer under any Mortgage Insurance Policy) in relation to a Receivable is insolvent or will be unable to pay a valid claim.

          (xi) (SELECTION PROCESS) There is no fraud, dishonesty, material misrepresentation or negligence on the part of the Approved
               Seller in connection with the selection and offer to the Trustee of any Receivables or related Receivable Securities which is specified in the Sale Notice.

          (xii) (NO VOID TRANSACTIONS) The assignment of the Receivables which are specified in the Sale Notice and Receivable Rights will not be held by a court to be an undervalue transfer, a fraudulent conveyance, or a voidable preference under any law relating to insolvency.

          (xiii) (SECURITY INTEREST) The sale, transfer and assignment of the
               Approved Seller's interest in the Receivables which are specified in the Sale Notice and the related Receivable Rights, will not constitute a breach of any Relevant Document or the Approved
               Seller's obligations or a default by the Approved Seller under any Security Interest.

          (xiv) (RELEVANT DOCUMENTS) The Approved Seller holds in its possession or control all Relevant Documents that relate to the Receivables and the related Receivable Securities which are specified in the
               Sale Notice necessary to register and enforce the provisions of and the security created by the relevant Receivable Securities.

          (xv) (SOLVENCY) The Approved Seller is solvent, is able to pay its debts as and when they become due and payable and has no notice of, nor taken any steps in relation to, any application or order for its winding up or the appointment of a receiver or liquidator to it or any of its assets.

          (xvi) (NO RESCISSION, ETC) As at the Cut-Off Date, none of the
               Receivables and none of the Receivable Securities which are specified in the Sale Notice were satisfied, cancelled,
               discharged or rescinded and the Mortgaged Property relating to each relevant Receivable and Receivable Security had not been released from the security of the relevant Receivable Securities.

          (xvii) (INTEREST RATE) Except as specified in a Receivable Agreement, a Receivable Security or the Sale Notice, and subject to
               applicable laws, the interest rate for each such Receivable is not subject to any limitation, no consent, additional memoranda or other writing is required from the relevant Obligor to give effect to a change in that rate and any change in that rate will be effective on notice being given to that Obligor in accordance with the terms of the relevant Receivable or Receivable Security.

          (xviii) (COMPLIANCE WITH PROCEDURES) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was

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               entered into it complied in all material respects with the
               Approved Seller's underwriting and operations procedures, as agreed with the Manager.

          (xix) (GOOD FAITH) Each Receivable and Receivable Security which is specified in the Sale Notice and each Related Security was entered into by the Approved Seller in good faith.

          (xx) (ORDINARY COURSE OF BUSINESS) At the time each Receivable and each Receivable Security which is specified in the Sale Notice and each Related Security was entered into, it was not purchased by the Approved Seller but was originated in the ordinary course of the Approved Seller's business.

          (xxi) (FIRST RANKING SECURITY) In respect of each Receivable and each
               Receivable Security which is specified in the Sale Notice and each Related Security, the Approved Seller has taken all
               reasonably necessary steps to ensure that each related Mortgage complies with the applicable legal requirements to be a first ranking Mortgage secured over land, subject to registration in due course.

          (xxii) (NO NOTICE OF BANKRUPTCY OR WINDING UP) At the time each
               Receivable and each Receivable Security which is specified in the
               Sale Notice and each Related Security was entered into at any time prior to the Closing Date, the Approved Seller had not received any notice of any insolvency, bankruptcy or liquidation of the Obligor(s) or any guarantors or security providers (except that if a Receivable is in Arrears but complies with the
               Eligibility Criteria, the fact that it is in Arrears is not in and of itself notice of insolvency) or any notice that any such person did not have the legal capacity to enter into the relevant
               Mortgage.

          (xxiii) (NO WAIVER, ETC) As at the Cut-Off Date, none of the
               Receivables and none of the Receivable Securities which is specified in the Sale Notice and no Related Security had been waived or altered, except in writing and as part of the Relevant
               Documents.

          (xxiv) (INFORMATION ON RECEIVABLES) All information provided by the
               Approved Seller to the Trustee in connection with the
               Receivables, the Receivable Securities and the Related Securities
               was, when given, true and accurate in all material respects and not misleading or deceptive and did not omit to state a material fact necessary in order to make the statements therein in light of the circumstances in which they were made not misleading or deceptive.

          (xxv) (NO KNOWLEDGE OF ADVERSE EVENT) As at the Cut-Off Date, the
               Approved Seller was not aware of any circumstance or event that may materially and adversely affect:

               (A)  the value or enforceability of any Receivable, Receivable
                    Security or Related Security; or

               (B)  the ability of the Approved Seller to perform its
                    obligations under the Transaction Documents.

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          (xxvi) (FAIR CONSIDERATION) The Approved Seller regards the consideration paid for the Receivables specified in the Sale
               Notice as fair and equals the outstanding principal of the
               Receivables on the Closing Date (plus or minus $1,000).

          (xxvii) (NO BREACH OF OBLIGATIONS) The Approved Seller is not in
               breach of any obligation or agreement which has had or may have a
               Material Adverse Effect.

          (xxviii) (DEPOSIT ACCOUNT) If the Approved Seller has required an
               Obligor to establish a deposit account with it in relation to a
               Receivable, the Approved Seller has done so for administrative convenience only.

          (xxix) (WAIVER OF SET-oFF) The Approved Seller's standard form of
               Receivable Agreement includes a clause to the effect that the relevant Obligor waives all rights of set-off as between the
               Obligor and the Approved Seller.

          (xxx) (AUSTRALIAN DOLLARS) Each Receivable is, at the Closing Date,
               denominated and payable only in Australian dollars in Australia.

          (xxxi) (STAMP DUTY) The Approved Seller will pay all applicable stamp duties imposed by Queensland as a result of the initial equitable assignment by the Approved Seller to the Trustee of the
               Receivables specified in the Sales Notice.

     (z)  CLAUSE 12.6(D)(II) - OFFER AND ACCEPTANCE

          Clause 12.6(d)(ii) of the Master Trust Deed is amended by:

          (i)  deleting "to the satisfaction of the Manager and the Trustee" and inserting in place of those words "(if capable of remedy to the satisfaction of the Manager and the Trustee)";

          (ii) replacing "." at the end of sub-clause (G) with "; and"; and

          (iii) inserting a new sub-clause (H) as follows:

               (H)  the Approved Seller shall indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and
                    expenses on a full indemnity basis that the Trustee may
                    sustain or incur under the Consumer Credit Legislation as a direct or indirect consequence of a breach of the Approved
                    Seller's representation and warranty under clause 6.2(y)(vi)
                    of the Supplementary Terms Notice, together with any
                    relevant break costs for which the Trustee is liable in
                    relation to the prepayment of any Hedge Agreement for the
                    Trust.

     (aa) CLAUSE 12.6(D)(V) - LIMIT ON DAMAGES

          Clause 12.6(d)(v) of the Master Trust Deed is amended by adding the following after the word "damages" in the last line:

               except for a breach of the Approved Seller's representation and warranty under clause 6.2(y)(vi) of the Supplementary Terms
               Notice where, in addition, the Approved Seller will indemnify the
               Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis

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               the Trustee may sustain or incur under the Consumer Credit
               Legislation as a direct or indirect consequence of that breach.

     (bb) CLAUSE 12.7(A)(I) - APPROVED SELLER UNDERTAKINGS

          For the purposes of clause 12.7(a)(i) of the Master Trust Deed, the
          Approved Seller provides the following further undertakings:

          (i)  (MORTGAGE INSURANCE POLICY REQUIREMENTS) it will do, or refrain from doing, at the direction of the Trustee or the Manager, such acts and things as may be required under the relevant Mortgage
               Insurance Policy which may only be done or not done (as the case may be) by a credit provider for the purposes of the Consumer
               Credit Legislation;

          (ii) (OFFSET ARRANGEMENTS) it will, following the occurrence of a
               Title Perfection Event, ensure that any Offset Arrangement in respect of a Loan is terminated on or prior to the legal
               assignment of that Loan to the Trustee under clause 12.9(b).

     (cc) CLAUSE 12.8(A)(IV)(B) - PRIORITY

          For the purposes of clause 12.8(a)(iv)(B) of the Master Trust Deed, replace the word "Receivable" in the second line with "Purchased
          Receivable".

     (dd) CLAUSE 14.9 - ACCOUNTING FOR MONEYS RECEIVED

          Clause 14.9(a) of the Master Trust Deed shall be replaced by the following:

               The Manager will pay to, or to an account of the Trustee, within
               2 Business Days of receipt, all moneys coming into its hands belonging to the Trust or payable to the Trust.

     (ee) CLAUSE 14.10 - REUTERS

          The Manager may prepare and arrange for the publication by Reuters (or another customary electronic medium) of summary pool performance data for the Trust in a format similar to that used by other
          mortgage-backed securities or asset-backed securities (as the case may
          be) in the Australian market. If it does, the Manager shall provide a copy of the report as soon as practicable after preparation to the
          Designated Rating Agencies. The report shall include a statement agreed between the Manager and the Trustee summarising the extent of the Trustee's liability under the Trust.

     (ff) CLAUSE 14.20 - ADDITIONAL COVENANTS BY MANAGER

          For the purposes of clause 14.20 of the Master Trust Deed, the Manager shall also:

          (i)  (FILING) make all filings which the Manager is actually aware are required in connection with the Trust or the Assets of the Trust with any Governmental Agency in any jurisdiction;

          (ii) (COMPLY WITH OBLIGATIONS AND LAWS) promptly comply with all other duties and obligations imposed on the Manager by the Transaction
               Documents in relation to the Trust and comply with all relevant material laws in the relevant jurisdiction in carrying out such duties and obligations;

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          (iii) (NOTIFICATION TO DESIGNATED RATING AGENCIES) notify the
               Designated Rating Agencies that a Class of Notes has been fully and finally redeemed when the aggregate Invested Amount of that
               Class of Notes has been reduced to zero; and

          (iv) (STEP-UP MARGIN) if a Step-Up Margin applies to any Note under clause 4.9, not direct the Trustee to enter into or extend a
               Transaction under an Interest Hedge (as defined in the relevant
               Interest Hedge) unless the Manager is of the opinion that the amounts payable by the provider of that Interest Hedge to the
               Trustee in relation to the Transaction are calculated with reference to that Step-Up Margin.

     (gg) CLAUSE 16.1(C) - RETIREMENT BY MANAGER

          Clause 16.1(c) of the Master Trust Deed shall be amended by replacing the words "fraud, negligence or wilful default" in the second last and last lines with the words "breach of contract".

     (hh) CLAUSE 16.4 - VOLUNTARY RETIREMENT

          For the purposes of this Trust, clause 16.4 of the Master Trust Deed is amended by deleting the number "120" and replacing it with the number "90".

     (ii) CLAUSE 16.6 - TRUSTEE TO ACT AS MANAGER IF NO SUCCESSOR APPOINTED

          Clause 16.6 of the Master Trust Deed shall be replaced with the following:

          (a)  When a notice is given under clause 16.4 of this Master Trust
               Deed, the Trustee shall be entitled to appoint some other
               corporation to be the Manager of the Trust on any terms the
               Trustee sees fit (including the amount of Manager's Fee that would be payable to the replacement Manager at market rates)
               provided that the terms of that appointment will not have an adverse affect on the ratings of the Notes.

          (b)  Subject to paragraph (c) below, until a replacement Manager is appointed under paragraph (a) above, the Manager must continue to act as Manager and be entitled to the Manager's Fee while so acting.

          (c)  If a replacement Manager is not appointed at the end of the period of notice specified in a notice given under clause 16.4 of this Master Trust Deed:

               (i)  the Trustee must itself perform the obligations and
                    functions which this Deed contemplates being performed by
                    the Manager, until a successor Manager is appointed in
                    accordance with this Deed and be entitled to the Manager's
                    Fee while so acting; and

               (ii) the resignation of the Manager will become effective.

     (jj) CLAUSE 17.2

          For the purposes of this Trust clause 17.2 of the Master Trust Deed, the following new paragraph (z) is inserted and the existing paragraph
          (z) becomes paragraph (aa).

               (CLEARING SYSTEMS) to lodge Notes, or arrange for Notes to be lodged, with DTC, or a depository for DTC, Euroclear and
               Clearstream, Luxembourg; and

     (kk) CLAUSE 18.3 - TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

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          Clause 18.3 of the Master Trust Deed is amended by:

          (i)  replacing "." at the end of paragraph (j) with "; and"; and

          (ii) inserting a new sub-clause (k) as follows:

                    (REMOVAL OF THE TRUSTEE'S AGENTS OR DELEGATES) as soon as
                    practicable in any event within 45 days' notice from the
                    Manager to do so, remove any agent or delegate of the
                    Trustee that breaches any obligation or duty imposed on the
                    Trustee under this Master Trust Deed or any other
                    Transaction Document in relation to the Trust provided that the Manager reasonably believes such breach will have a
                    Material Adverse Effect.

     (ll) CLAUSE 21.1 - OPENING OF BANK ACCOUNTS

          For the purposes of this Trust, clause 21.1(d) of the Master Trust
          Deed is amended by:

          (i)  adding the words "other than a Collection Account" after the words "if an Account" in line 1 of that clause; and

          (ii) adding the following new clause 21.1(e):

               (e)  (CHANGE BANK ACCOUNTS) If a Collection Account is held with a Bank which ceases to be an Approved Bank then the Manager must direct the Trustee to, and the Trustee shall, as soon as practicable, and in any event, within 2 days of receipt of actual notice of that cessation;

                    (i)  commence opening an account with an Approved Bank (the
                         NEW COLLECTION ACCOUNT); and

                    (ii) commence transferring funds standing to the credit of the Collection Account to the New Collection Account,

                    and as soon as practicable (and in any event within 5
                    Business Days of receipt of actual notice of that cessation)
                    ensure that all funds standing to the credit of the
                    Collection Account have been transferred to the New
                    Collection Account.

               (f)  The Servicer shall do all things necessary to assist the
                    Manager and the Trustee to comply with their obligations
                    under this clause 21.1.

     (mm) CLAUSE 23.3 - ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED
          ACCOUNTING STANDARDS

          For the purposes of the Trust, clause 23.3 of the Master Trust Deed is deleted and a new clause 23.3 inserted as follows:

          "23.3 MANNER IN WHICH ACCOUNTS TO BE KEPT

          The accounting records of each Trust shall be maintained in a manner which reflects the Trust Income determined under clause 24.2 and which will enable the Accounts of the Trust to be prepared and audited in accordance with the Transaction Documents."

     (nn) CLAUSE 23.9 - NO RESPONSIBILITY FOR SERVICER

          Clause 23.9 of the Master Trust Deed shall be amended by replacing the words "the fraud, negligence or wilful default of" in the second last line with the words "a breach of contract by."

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     (oo) CLAUSE 24 - INCOME ENTITLEMENTS AND PAYMENTS

          For the purposes of this Trust clause 24 of the Master Trust Deed is deleted and a new clause 24 inserted as follows:

          24. INCOME ENTITLEMENTS AND PAYMENTS

          24.1 CASHFLOW ALLOCATION METHODOLOGY

               Collections in relation to a Trust and other amounts credited to the Collection Account for that Trust will be allocated by the
               Manager on behalf of the Trustee, and paid by the Trustee, as directed by the Manager, in accordance with the Supplementary
               Terms Notice for that Trust.

          24.2 INCOME OF THE TRUST

               For each Financial Year in respect of a Trust the Manager will ascertain the following on behalf of the Trustee:

               (a)  the net income of that Trust in accordance with section
                    95(1) of the Taxation Act (the TAX INCOME); and

               (b)  the income of that Trust in accordance with the laws
                    applicable to the administration of that Trust (the TRUST
                    INCOME).

               In calculating the Trust Income, the Manager shall:

               (A)  if no determination has been made under paragraph (B) below, recognise interest income, interest expense, swap payments and swap receipts on a daily accruals basis and recognise
                    other items of income and expense on a cash basis, in each case disregarding unrealised gains and losses;

               (B)  if the Manager and the Trustee so determine in writing, apply such accounting policies as the Manager and the
                    Trustee agree provided that such policies, if applied, would not lead to the downgrade or withdrawal of the rating of any of the Notes or cause a breach of any reporting requirements of the Securities and Exchange Commission, the Australian
                    Stock Exchange, the Irish Stock Exchange or any other
                    registered stock exchange on which any of the Notes are
                    listed (as applicable).

          24.3 INCOME ENTITLEMENT

               Notwithstanding anything to the contrary contained in this deed, but subject to clause 24.4:

               (a)  (PRESENT ENTITLEMENT) the Residual Income Beneficiaries
                    shall, as at the end of each Financial Year for that Trust, have an absolute vested interest in, and be presently
                    entitled to, the income of that Trust; and

               (b)  (APPLICATION OF INCOME) unless the Trustee otherwise
                    determines, having regard to any relevant taxation or other implications for the Trustee (disregarding for these
                    purposes any possible operation of clause 24.4) or both for any Financial Year for that Trust, for the purposes of
                    paying, applying, distributing, setting aside or allocating any income for the benefit of the Residual

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                    Income Beneficiaries in accordance with the terms of this
                    deed in respect of that Financial Year, the income that is to be so paid, applied, distributed, set aside or allocated shall be whichever is the greater of the Tax Income or the
                    Accounting Income for that Financial Year.

          24.4 DISTRIBUTION OF EXCESS TAX INCOME

               For the avoidance of doubt, in the event that the Tax Income exceeds the income of the Trust for the purposes of clause
               24.3(a) for a Trust in any Financial Year for that Trust then, notwithstanding anything to the contrary in this deed, provided there is an amount to which clause 24.3(a) applies, the Manager must direct the Trustee to, and the Trustee shall, so far as possible, ensure that such excess is allocated to the Residual
               Income Beneficiaries of that Trust for that Financial Year and shall take such action as is necessary to give effect to this clause.

          24.5 PAYMENTS TO BENEFICIARIES

               (a)  (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The
                    income of a Trust for a Financial Year (to the extent not
                    previously distributed) shall, subject to clause 24.7,
                    constitute a debt due as at the end of that Financial Year by the Trustee as trustee of the Trust to each Residual
                    Income Beneficiary of that Trust who is entitled to the
                    income under clause 24.3(a) and shall, subject to clause
                    24.7, be payable under clause 24.5(b).

               (b)  (PAYMENT) Subject to clause 24.7, the Trustee may make interim distributions of the income of a Trust to the
                    relevant Residual Income Beneficiary in accordance with the terms of the Supplementary Terms Notice for that Trust and shall as soon as practicable after the end of a Financial
                    Year transfer an amount representing the income of that
                    Trust (to the extent not previously distributed) from the
                    central bank account of that Trust to the bank accounts of each Residual Income Beneficiary of that Trust as directed by the relevant Beneficiary.

               (c)  (RESIDUAL CAPITAL) On the termination of a Trust, the surplus capital of that Trust remaining after satisfaction by the Trustee of all its obligations in respect of that
                    Trust shall be paid to the Residual Income Beneficiaries of that Trust in accordance with the terms of the Supplementary
                    Terms Notice for that Trust.

          24.6 APPLICATION OF TRUST INCOME

               (a)  If by the last day of any Financial Year for a Trust (the
                    LAST DAY) the Trustee has not effectively dealt with the
                    whole of the income of that Trust for that Financial Year by paying, applying or distributing it, or by setting it aside, then the income not so paid, applied, distributed or set
                    aside shall be deemed to have been irrevocably applied and set aside on the Last Day by the Trustee on behalf of, and shall be held by the Trustee on and from the Last Day upon trust absolutely for, the Residual Income Beneficiaries of that Trust in accordance with their entitlement to income
                    under this deed (including, for these purposes, the
                    allocation of excess Tax Income (if any) pursuant to clause
                    24.4).

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               (b)  If the Trustee fails to effectively allocate any excess to the Residual Income Beneficiaries in accordance with clause
                    24.4, then such excess shall vest or be deemed to be vested in those Residual Income Beneficiaries.

               (c)  For the purposes of this clause 24.6 references to income of that Trust for any Financial Year shall be to the greater of the Tax Income or the Accounting Income for that Financial
                    Year.

          24.7 SUBORDINATION OF RESIDUAL INCOME BENEFICIARY ENTITLEMENTS

               (a)  No moneys may be paid out of a Trust during a Financial Year to Residual Income Beneficiaries under clause 24.5, whilst there is any amount due, but unpaid, which is in accordance with clause 24.1 to be paid in priority to those amounts and before the Trustee is satisfied, after consulting with the
                    Manager, that sufficient allowance has been made for those priority amounts in relation to that Trust, accruing during that Financial Year. To the extent that there is an amount payable under clause 24.1 which is to be paid in priority to the amounts payable to the Residual Income Beneficiaries,
                    those Residual Income Beneficiaries direct the Trustee to
                    meet the amount payable under clause 24.1 as an application of their entitlement to the income of that Trust.

               (b)  Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Trust to the Residual Income Beneficiaries during a Financial Year, that amount may not be recovered
                    from those Residual Income Beneficiaries for any reason or by any person except to the extent that the amount was paid in error or as otherwise required by the relevant
                    Supplementary Terms Notice.

          24.8 INSUFFICIENT MONEYS

               If after the application of the provisions of clauses 24.1 and
               24.3 there is insufficient money available to the Trustee in respect of a Trust to pay the full amount due to Noteholders for that Trust, the deficiency shall, subject to the Supplementary
               Terms Notice for the Notes or any Class of Notes issued in relation to that Trust, be borne by the Noteholders in the manner set out in the relevant Supplementary Terms Notice.

          24.9 MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

               Without limiting its other obligations under this deed, the
               Manager, in exercising its powers and carrying out its duties in accordance with this deed, must, to the extent possible, ensure that the Trustee complies with its obligations under clauses
               24.3(b) and 24.4.

     (PP) CLAUSE 28 - ASSET REGISTER

          For the purposes of this Trust clause 28 of the Master Trust Deed is deleted and a new clause 28 inserted as follows:

          28.  THE REGISTER

               28.1 DETAILS TO BE KEPT ON REGISTER

                    The Trustee shall keep or cause to be kept a register with respect to the Trust, on which shall be entered:

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                    (a)  the following information relating to the Trust:

                         (i)  (NAME) the name of the Trust;

                         (ii) (CREATION) the date of the creation of the Trust;

                    (b)  the following information relating to each A$ Note
                         issued in relation to the Trust:

                         (iii) (CLASS) the Class of that A$ Note;

                         (iv) (NOTE ISSUE DATES) its Note Issue Date;

                         (v)  (INITIAL INVESTED AMOUNT) the total Initial
                              Invested Amount of all A$ Notes of the same Class
                              and the total Initial Invested Amount of all A$
                              Notes;

                         (vi) (INVESTED AMOUNT) its Invested Amount from time to
                              time;

                         (vii) (STATED AMOUNT) its Stated Amount from time to
                              time;

                         (viii) (SUPPLEMENTARY TERMS) details of any
                              supplementary terms applicable to it;

                         (ix) (DATE OF ENTRY) the date on which a person was
                              entered as the holder of that A$ Note;

                         (x)  (DATE OF CESSATION) the date on which a person
                              ceased to be a holder of that A$ Note;

                         (xi) (DETAILS) where applicable, Payment Dates,
                              Principal Amortisation Dates, Maturity Dates and
                              Margin on that A$ Note; and

                         (xii) (PAYMENTS) a record of each payment made in
                              respect of that A$ Note, and

                    (c)  the following information relating to each A$
                         Noteholder:

                         (xiii) (DETAILS OF NOTEHOLDERS) that A$ Noteholder's
                              name and address;

                         (xiv) (NUMBER OF A$ NOTES) the number of A$ Notes in
                              each Class held by that A$ Noteholder;

                         (A)  (NOTE ACKNOWLEDGEMENT) the serial number of each
                              Note Acknowledgement issued to that A$ Noteholder
                              and the number and Class of the A$ Notes to which
                              that Note Acknowledgement relates;

                         (B)  (ACCOUNT) the account to which any payments due to
                              that A$ Noteholder are to be made (if applicable);

                         (C)  (TAX FILE NUMBER) a record of whether the Trustee
                              has or has not received the tax file number (TFN),
                              ABN or reason for TFN exemption, in respect of
                              that A$ Noteholder; and

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                    (d)  (ADDITIONAL INFORMATION) such other information as:

                         (i)  is required by the Supplementary Terms Notice;

                         (ii) the Trustee considers necessary or desirable; or

                         (iii) the Manager reasonably requires.

               28.2 ASSET REGISTER

                    The Trustee shall keep or cause to be kept an asset register with respect to the Trust, in which shall be entered the
                    Authorised Investments and other Assets of the Trust (other than Purchased Receivables and the related Receivable
                    Rights) entered into the relevant asset register on an
                    individual basis.

               28.3 PLACE OF KEEPING REGISTER, COPIES AND ACCESS

                    The Register shall be:

                    (a)  (PLACE KEPT) kept at the Trustee's principal office in
                         Sydney or at such place as the Trustee and the Manager
                         may agree;

                    (b)  (ACCESS TO MANAGER AND AUDITOR) open to the Manager and the Auditor of the Trust to which it relates to inspect
                         during normal business hours;

                    (c)  (INSPECTION BY A$ NOTEHOLDERS) open for inspection by
                         A$ Noteholders during normal business hours but only in
                         respect of information relating to that A$ Noteholder
                         or the Class of A$ Notes in respect of which that A$
                         Noteholder is a Noteholder; and

                    (d)  (NOT FOR COPYING) unavailable to be copied by any
                         person (other than the Manager) except in compliance
                         with such terms and conditions (if any) as the Manager
                         and Trustee in their absolute discretion nominate from
                         time to time.

               28.4 DETAILS ON REGISTER CONCLUSIVE

                    (a)  (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Register in clause 28.1 as being a correct,
                         complete and conclusive record of the matters set out
                         in it at any time and whether or not the information
                         shown in the Register is inconsistent with any other
                         document, matter or thing.

                    (b)  (NO TRUSTS ETC) The Trustee shall not be obliged to
                         enter on the Register notice of any trust, Security
                         Interest or other interest whatsoever in respect of any
                         Note and the Trustee shall be entitled to recognise
                         person named in the Register as the A$ Noteholder and
                         the absolute owner of relevant A$ Notes and the Trustee
                         shall not be bound or affected by any trust affecting
                         the ownership of any A$ Note unless ordered by a court
                         or required by statute.

                    (c)  (REGISTER NOT TO BE SIGNED) The Trustee shall ensure
                         that it does not sign or otherwise execute any entry in
                         a Register.

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               28.5 CLOSING OF REGISTER

                    The Trustee may:

                    (a)  without prior notice to any Noteholder close the
                         Register established under clause 28.1:

                         (i)  in relation to all A$ Notes, each period from the
                              close of business (Sydney time) on the Business
                              Day preceding each Payment Date in respect of such
                              A$ Notes to close of business on that Payment
                              Date; or

                         (ii) when required for the Auditor to conduct any audit
                              in relation to the Trust; or

                    (b)  with prior notice to each A$ Noteholder, close the
                         Register for other periods not exceeding 30 days (or,
                         subject to the Corporations Act 2001 (Cth), such other
                         period of time as agreed between the Trustee and the
                         Manager, with the approval of an Extraordinary
                         Resolution of the relevant Class of A$ Noteholders), in
                         aggregate, in any calendar year.

               28.6 ALTERATION OF DETAILS ON REGISTER

                    On the Trustee being notified of any change of name or
                    address or payment or other details of any A$ Noteholder by that A$ Noteholder, the Trustee shall alter the Register
                    accordingly, as soon as reasonably practicable (and in any event within 5 Business Days of receipt of that notice).

               28.7 CERTIFICATION OF REGISTER

                    If:

                    (a)  an entry is omitted from the Register;

                    (b)  an entry is made in the Register otherwise than in
                         accordance with the Master Trust Deed or this
                         Supplementary Terms Notice;

                    (c)  an entry wrongly exists in the Register;

                    (d)  there is an error, omission, misdescription or defect in any entry in the Register; or

                    (e)  default is made or unnecessary delay takes place in
                         entering in the Register that any person has ceased to
                         be the holder of any A$ Notes,

                    the Trustee shall rectify the same upon becoming aware of
                    it.

               28.8 CORRECTNESS OF REGISTER

                    Neither the Manager nor the Trustee shall be liable for any mistake in the Register or in any purported copy except to the extent that the mistake is attributable to its fraud,
                    negligence or breach of trust.

               28.9 MANAGER MUST PROVIDE INFORMATION

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                    The Manager must provide the Trustee and any person
                    appointed in accordance with clause 28.10 with such
                    information as the Trustee or that other person may
                    reasonably require to maintain the Register.

               28.10 THIRD PARTY REGISTRAR

                    The Trustee may cause the Register to be maintained by a
                    third party on its behalf and require that person to
                    discharge the Trustee's obligations under the Master Trust
                    Deed and this Supplementary Terms Notice in relation to the
                    Register.

     (qq) CLAUSE 29 - MEETINGS OF NOTEHOLDERS

          For the purposes of the Trust, clause 29 of the Master Trust Deed is deleted and a new clause 29 inserted as follows:

               29.1 OFFSHORE NOTEHOLDERS

                    (a)  Any proposal requiring the consent of Offshore
                         Noteholders (or any Class of Offshore Noteholders) will
                         be determined in accordance with the Note Trust Deed.

                    (b)  The provisions of this clause 29, other than this
                         clause 29.1, shall not apply to the Offshore
                         Noteholders or Offshore Notes.

               29.2 CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

                    (a)  The Trustee or the Manager may at any time convene a
                         meeting of the A$ Noteholders or of a Class or Classes
                         of A$ Noteholders.

                    (b)  A$ Noteholders, who together hold A$ Notes with an
                         aggregate Invested Amount of not less than 20% of the
                         total Invested Amounts of all A$ Notes in the relevant
                         Class or Classes or Notes, may at any time convene a
                         meeting of the relevant Class or Classes of A$
                         Noteholders (as the case may be).

               29.3 NOTICE OF MEETINGS

                    (a)  (PERIOD OF NOTICE) Subject to clause 29.3(b) at least 7 days' notice (inclusive of the day on which the notice
                         is given and of the day on which the meeting is held)
                         of a meeting of a Class or Classes of A$ Noteholders
                         (as the case may be) shall be given to all A$
                         Noteholders in the relevant Class or Classes of A$
                         Noteholders.

                    (b)  (SHORT NOTICE) Notwithstanding clause 29.3(a), if it is so agreed by a majority in number of the Class or
                         Classes of A$ Noteholders (as the case may be) having
                         the right to attend and vote at a meeting, being a
                         majority that together hold at least 95% of the then
                         outstanding A$ Notes in the relevant Class or Classes
                         of A$ Notes, a resolution may be proposed and passed at
                         a meeting of which less than 7 days' notice has been
                         given.

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                    (c)  (FAILURE TO GIVE NOTICE) The accidental omission to
                         give notice to or the non-receipt of notice by a A$
                         Noteholder shall not invalidate the proceedings at any
                         meeting.

                    (d)  (COPIES) A copy of a notice convening a meeting shall be given by the Trustee or the Manager (whichever is
                         convening the meeting) to the other, and also to the
                         Residual Income Beneficiaries and the Designated Rating
                         Agencies. Failure to give such a notice in accordance
                         with this clause shall invalidate the meeting unless
                         the party who has not received the notice waives the
                         invalidation.

                    (e)  (METHOD OF GIVING NOTICE) Notice of a meeting shall be given in the manner provided in this deed.

                    (f)  (CONTENTS OF A NOTICE) Notice of a meeting of any Class or Classes of A$ Noteholders shall specify:

                         (i)  (TIME ETC) the day, time and place of the proposed
                              meeting;

                         (ii) (AGENDA) the agenda of the business to be
                              transacted at the meeting;

                         (iii) (PROPOSED RESOLUTION) the terms of any proposed
                              resolution;

                         (iv) (CLOSING OF REGISTER) that the persons appointed
                              to maintain the relevant Register, for the purpose
                              of determining those entitled to attend, may not
                              register any Note Transfer relating to A$ Notes in
                              the relevant Class or Classes for the period of 2
                              Business Days prior to the meeting;

                         (v)  (APPOINTMENT OF PROXIES) that appointments of
                              proxies must be lodged no later than 24 hours
                              prior to the time fixed for the meeting; and

                         (vi) (ADDITIONAL INFORMATION) such additional
                              information as the person giving the notice thinks
                              fit.

               29.4 CHAIRPERSON

                    The Trustee may nominate a person to be chairperson of a
                    meeting which has been convened by the Trustee or the
                    Manager. The chairperson need not be an A$ Noteholder and
                    may be a representative of the Trustee. If such a person is not present or is present but unwilling to act, then the
                    relevant Class or Classes of A$ Noteholders (as the case may
                    be) present may choose an A$ Noteholder to be the
                    chairperson.

               29.5 QUORUM

                    At any meeting any two or more persons present in person
                    being either of the relevant Class or Classes of A$
                    Noteholders (as the case may be) or a Representative,
                    holding or representing, A$ Notes in the relevant Class,
                    with an

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                    aggregate Invested Amount of not less than 75% of the
                    Invested Amounts of all A$ Notes outstanding in that Class shall form a quorum for the transaction of business and no business (other than the choosing of a chairperson) shall be transacted at any meeting unless the requisite quorum is
                    present at the commencement of business.

               29.6 ADJOURNMENT

                    (a)  (QUORUM NOT PRESENT) If within 15 minutes from the time appointed for any meeting a quorum is not present, the
                         meeting shall stand adjourned (unless the Trustee
                         agrees that it be dissolved) for such period, not being
                         less than 7 days nor more than 42 days, as may be
                         appointed by the chairperson. At such adjourned meeting
                         two or more persons present in person being either of
                         the relevant Class or Classes of A$ Noteholders (as the
                         case may be) or a Representative, holding or
                         representing, A$ Notes in the relevant Class, with an
                         aggregate Invested Amount of not less than 50% of the
                         Invested Amounts of all A$ Notes outstanding in that
                         Class shall form a quorum and shall have the power to
                         pass any resolution and to decide on all matters which
                         could properly have been dealt with at the meetings
                         from which the adjournment took place had a quorum been
                         present at such meeting.

                    (b)  (ADJOURNMENT OF MEETING) The chairperson may with the consent of (and shall if directed by) any meeting
                         adjourn the same from time to time and from place to
                         place but no business shall be transacted at any
                         adjourned meeting except business which might lawfully
                         have been transacted at the meeting from which the
                         adjournment took place.

                    (c)  (NOTICE OF ADJOURNED MEETING) At least 5 days' notice of any meeting adjourned through want of a quorum shall
                         be given in the same manner as for the original meeting
                         and such notice shall state the quorum required at such
                         adjourned meeting. It shall not, however, otherwise be
                         necessary to give any notice of an adjourned meeting.

               29.7 VOTING PROCEDURE

                    (a)  (SHOW OF HANDS) Every resolution submitted to a meeting shall be decided in the first instance by a show of
                         hands and, in case of equality of votes, the
                         chairperson shall both on a show of hands and on a poll
                         have a casting vote in addition to the vote or votes
                         (if any) to which he or she may be entitled as an A$
                         Noteholder or as a Representative.

                    (b)  (DECLARATION) At any meeting, unless a poll is (before or on the declaration of the result of the show of
                         hands) demanded, a declaration by the chairperson that
                         a resolution has been carried by a particular majority
                         or lost or not carried by any particular majority is
                         conclusive evidence of the fact without proof of the
                         number or

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                         proportion of the votes recorded in favour of or
                         against such resolution.

                    (c)  (POLL) If at any meeting a poll is demanded by the
                         chairperson, the Trustee or the Manager or by one or
                         more persons being either of the relevant Class or
                         Classes of A$ Noteholders (as the case may be) or a
                         Representative, holding or representing, A$ Notes in
                         the relevant Class, with an aggregate Invested Amount
                         of not less than 2% of the Invested Amounts of all A$
                         Notes outstanding in that Class, it shall be taken in
                         such manner and (subject to this clause) either at once
                         or after such an adjournment as the chairperson directs
                         and the result of such poll shall be deemed to be the
                         resolution of the meeting at which the poll was
                         demanded as at the date of the taking of the poll. The
                         demand for a poll shall not prevent the continuance of
                         the meeting for the transaction of any business other
                         than the question on which the poll has been demanded.
                         The demand for a poll may be withdrawn.

                    (d)  (NO ADJOURNMENT) Any poll demanded at any meeting on
                         the election of a chairperson or on any question of
                         adjournment shall be taken at the meeting without
                         adjournment.

                    (e)  (VOTES) Subject to clause 29.7(a), at any meeting:

                         (i)  on a show of hands, every person present being an
                              A$ Noteholder in respect of the relevant Class or
                              Classes of A$ Notes holding, or being a
                              Representative holding or representing, then
                              outstanding $A Notes of the relevant Class or
                              Classes (as the case may be) shall have one vote;
                              and

                         (ii) on a poll, every person present shall have one
                              vote for each $A Note of the relevant Class or
                              Classes (as the case may be) then outstanding that
                              he or she holds or in respect of which he or she
                              is a Representative as stated in the relevant
                              Register at the date the notices are dispatched to
                              the relevant A$ Noteholders for the meeting.

                         Any person entitled to more than one vote need not use
                         all his or her votes or cast all his or her votes to
                         which he or she is entitled in the same way.

               29.8 RIGHT TO ATTEND AND SPEAK

                    The Trustee, the Manager and each relevant Residual Income
                    Beneficiary (through their respective representatives) and their respective financial and legal advisers shall be
                    entitled to attend and speak at any meeting of the A$
                    Noteholders or any Class (as the case may be). No person
                    shall otherwise be entitled to attend or vote at any meeting of the A$ Noteholders or any Class (as

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                    the case may be) unless he or she holds outstanding A$ Notes of the relevant Class or is a Representative holding , or
                    representing the holder of, A$ Notes of the relevant Class.

               29.9 APPOINTMENT OF PROXIES

                    (a)  (REQUIREMENTS) Each instrument appointing a proxy shall be in writing and, together (if so required by the
                         Trustee) with proof satisfactory to the Trustee of its
                         due execution, shall be deposited at the registered
                         office of the Trustee or at such other place as the
                         Trustee shall designate or approve not less than 24
                         hours before the time appointed for holding the meeting
                         or adjourned meeting at which the named proxy proposes
                         to vote and in default, the instrument or proxy shall
                         be treated as invalid unless the chairperson of the
                         meeting decides otherwise before such meeting or
                         adjourned meeting proceeds to business. A notarially
                         certified copy proof (if applicable) of due execution
                         shall if required by the Trustee be produced by the
                         proxy at the meeting or adjourned meeting but the
                         Trustee shall not be obliged to investigate or be
                         concerned with the validity of the instrument, or the
                         authority of, the proxy named in any such instrument.
                         Any person may act as a proxy whether or not that
                         person is an A$ Noteholder.

                    (b)  (PROXY REMAINS VALID) Any vote given in accordance with the terms of an instrument of proxy conforming with
                         clause 29.9(a) shall be valid notwithstanding the
                         previous death or insanity of the principal, revocation
                         or amendment of the proxy or of any of the A$
                         Noteholder's instructions under which it was executed,
                         so long as no intimation in writing of such death,
                         insanity, revocation or amendment is received by the
                         Trustee at its registered office or by the chairperson
                         of the meeting in each case not less than 24 hours
                         before the commencement of the meeting or adjourned
                         meeting at which the proxy is used.

               29.10 CORPORATE REPRESENTATIVES

                    A person authorised under section 250D of the Corporations
                    Act 2001 (Cth), by an A$ Noteholder being a body corporate, to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by
                    the body corporate concerned, be entitled to exercise the
                    same powers on behalf of that body corporate as that body
                    corporate could exercise if it were an individual A$
                    Noteholder and shall be entitled to produce evidence of his or her authority to act at any time before the time
                    appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

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               29.11 RIGHTS OF REPRESENTATIVES

                    A Representative of an A$ Noteholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for that A$ Noteholder. The Trustee, the
                    Manager and any officer of the Trustee and the Manager may be appointed a Representative.

               29.12 POWERS OF A MEETING OF A$ NOTEHOLDERS

                    (a)  (POWERS) Subject to the Security Trust Deed (and in
                         particular any power of the Note Trustee and the Class
                         A-3 Noteholders to override the decisions of either or
                         both of the Class B Noteholders and the Class C
                         Noteholders), a meeting of all or any Class A$
                         Noteholders shall, without prejudice to any rights or
                         powers conferred on other persons by the Transaction
                         Documents, only have power to do the following
                         exercisable by Extraordinary Resolution:

                         (i)  to sanction any action that the Trustee, the
                              Manager or the relevant Servicer proposes to take
                              to enforce the provisions of any Transaction
                              Document;

                         (ii) to sanction any proposal by the Manager, the
                              Trustee or the relevant Servicer for any
                              modification, abrogation, variation or compromise
                              of, or arrangement in respect of, the rights of
                              the relevant Class or Classes of A$ Noteholders
                              against the Trustee, the Manager, an Approved
                              Seller or the relevant Servicer whether such
                              rights arise under any Transaction Document or
                              otherwise;

                         (iii) to sanction the exchange or substitution of the
                              relevant Class or Classes of A$ Notes for, or the
                              conversion of the relevant Class or Classes of A$
                              Notes into, other obligations or securities of the
                              Trustee or any other body corporate formed or to
                              be formed;

                         (iv) under clause 33.2 of the Master Trust Deed, to
                              consent to any alteration, addition or
                              modification of any Transaction Document which
                              shall be proposed by the Trustee or the Manager;

                         (v)  to discharge or exonerate the Trustee, the
                              Manager, an Approved Seller or the relevant
                              Servicer from any liability in respect of any act
                              or omission for which it may become responsible
                              under any Transaction Document;

                         (vi) to authorise the Trustee, the Manager, the
                              relevant Servicer or any other person to concur in
                              and execute and do all such

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                              documents, acts and things as may be necessary to
                              carry out and give effect to any Extraordinary
                              Resolution; and

                         (vii) to exercise any other power expressly granted
                              under the Supplementary Terms Notice.

                    (b)  (NO POWER) No meeting of the Class A$ Noteholders shall have power to, nor shall any resolution submitted to
                         the meeting propose or have the effect of:

                         (i)  removing the Servicer or the Manager from office;

                         (ii) interfering with the management of the Trust;

                         (iii) winding up or terminating the Trust (except as
                              contemplated by clause 29.12(a)(vii));

                         (iv) altering the Authorised Investments of the Trust;

                         (v)  amending any Transaction Document (except as
                              contemplated by clause 29.12(a)); or

                         (vi) altering the Interest Payment Dates, Principal
                              Payment Dates, Interest, Principal Entitlements or
                              the other terms of the Supplementary Terms Notice
                              (subject to clause 29.12(a)(iii)).

               29.13 EXTRAORDINARY RESOLUTION BINDING ON A$ NOTEHOLDERS

                    An Extraordinary Resolution passed at a meeting of any Class or Classes of A$ Noteholders duly convened and held in
                    accordance with this deed shall be binding on all of the
                    relevant Class or Classes of A$ Noteholders whether or not present at such meeting. Each such A$ Noteholder, the
                    Trustee and the Manager shall be bound to give effect to
                    that resolution accordingly.

               29.14 MINUTES AND RECORDS

                    Minutes of all resolutions and proceedings at every meeting of any Class of A$ Noteholders shall be made and duly
                    entered in the books to be from time to time provided for
                    that purpose by the Trustee and any such minutes purporting to be signed by the chairperson of the meeting at which such resolutions were passed or proceedings transacted or by the chairperson of the next succeeding meeting of that Class of
                    A$ Noteholders shall be conclusive evidence of those matters and until the contrary is proved every such meeting in
                    respect of the proceedings of which minutes have been made and signed shall be deemed to have been duly convened and
                    held and all resolutions passed or proceedings transacted at such meeting to have been duly passed and transacted.

               29.15 WRITTEN RESOLUTIONS

                    Notwithstanding the preceding provisions of this clause 29, a resolution of a Class or Classes of A$ Noteholders
                    (including an Extraordinary Resolution) may be passed,
                    without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

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                    (a)  in the case of a resolution (including an Extraordinary
                         Resolution) of the relevant Class or Classes of A$
                         Noteholders (as the case may be), been signed by all of
                         the A$ Noteholders in the relevant Class or Classes of
                         Class A$ Noteholders; and

                    (b)  any such instrument shall be effective on presentation to the Trustee for entry in the records referred to in
                         clause 29.14.

               29.16 FURTHER PROCEDURES FOR MEETINGS

                    Subject to all other provisions contained in this deed, the
                    Trustee may, without the consent of any A$ Noteholders,
                    prescribe such further regulations regarding the holding of any meetings of any or all Classes of A$ Noteholders and
                    attendance and voting at such meetings as the Trustee may, with the agreement of the Manager, determine including
                    particularly (but without prejudice to the generality of the above) such regulations and requirements as the Trustee
                    thinks reasonable:

                    (a)  (ENTITLEMENT TO VOTE) so as to satisfy itself that
                         persons who purport to attend or vote at any meeting of
                         any A$ Noteholders are entitled to do so in accordance
                         with this deed; and

                    (b)  (FORMS OF REPRESENTATIVE) as to the form of appointment of a Representative,

                    but the Trustee may not decrease the percentage of a Class or Classes of A$ Noteholders required to pass an
                    Extraordinary Resolution or an ordinary resolution.

     (rr) CLAUSE 30.13

          For the purpose of the Trust, in clause 30.13, a new paragraph (g) is inserted as follows:

               (g)  The Trustee will not be regarded as negligent or in breach of trust to the extent to which it accepts and relies on an opinion, advice or letter from a professional adviser
                    (legal, financial, audit or otherwise) which contains a
                    dollar amount limitation on that professional adviser's
                    liability.

     (ss) CLAUSE 30.15

          (i)  For the purpose of the Trust, clause 30.15 is amended by deleting each reference to "Civil Penalty Payments" and replacing it with the words "Penalty Payments"

          (ii) For the purpose of the Trust, in clause 30.15(f) a new sub paragraph (v) is inserted as follows:

                    (v)  the amount of any criminal penalty which the Trustee is ordered to pay under the Consumer Credit Legislation.

     (tt) CLAUSE 32 - PAYMENTS GENERALLY

          For the purpose of the Trust clause 32 is amended as follows:

          (i)  Clause 32.1 of the Master Trust Deed is deleted and replaced with the following.

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               32.1 PAYMENTS TO NOTEHOLDERS

                    (a)  Any payment made by or on behalf of the Trustee in
                         respect of any Offshore Note shall be made in
                         accordance with the relevant Supplementary Terms
                         Notice, the Note Trust Deed and the Agency Agreement;

                    (b)  Any payment made by or on behalf of the Trustee in
                         respect of any A$ Note shall be made to the person
                         whose name is, on the Record Date, entered in the
                         Register as the holder of the relevant A$ Note (or in
                         the case of joint A$ Noteholders, to the person whose
                         name first appears in the Register).

          (ii) Clause 32.2 of the Master Trust Deed is deleted and replaced with the following.

               32.2 MANAGER TO ARRANGE PAYMENTS

                    The  Trustee will:

                    (a)  prepare or cause to be prepared all cheques which are to be issued to A$ Noteholders and to Beneficiaries and
                         stamp the same as required by law; or

                    (b)  otherwise arrange payments under clause 32.7.

                    The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

          (iii) Clause 32.4 of the Master Trust Deed is deleted and replaced with the following.

               32.4 PAYMENT GOOD DISCHARGE

                    There is a full satisfaction of the moneys payable under an
                    A$ Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that A$
                    Note, when the cheque is despatched by post in accordance
                    with clause 32.2(a) or, if not posted, delivered to the A$
                    Noteholder or as directed by the A$ Noteholder. None of the
                    Trustee, the Manager or the Servicer shall be responsible
                    for any moneys which are not credited to the bank account of an A$ Noteholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 32.7(c).

                    There is a full satisfaction of the moneys payable under an
                    Offshore Note, and a good discharge to the Trustee, the
                    Manager or the Servicer (as the case may be) in relation to that Offshore Note, when so provided under the Note Trust
                    Deed.

          (iv) Clause 32.6 of the Master Trust Deed is deleted and replaced with the following.

               32.6 TAXATION

                    (a)  (NET PAYMENTS) Subject to this clause, payments in
                         respect of the Notes shall be made free and clear of,
                         and without deduction for, or by reference to, any
                         present or future Taxes of any Australian Jurisdiction
                         unless required by law.

                    (b)  (INTEREST WITHHOLDING TAX)

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                         (i)  All payments in respect of the A$ Notes will be
                              made without withholding or deduction for, or on
                              account of, any present or future taxes, duties or
                              charges of whatsoever nature unless the Trustee or
                              any person making payments on behalf of the
                              Trustee is required by applicable law to make any
                              such payment in respect of the A$ Notes subject to
                              any withholding or deduction for, or on account
                              of, any present or future taxes, duties or charges
                              of whatever nature.

                         (ii) Payments on Offshore Notes by or on behalf of the
                              Trustee will be made subject to deduction for any
                              Interest Withholding Tax and all other
                              withholdings and deductions referred to in
                              relevant Condition 7 of the Offshore Notes.

                         (iii) In the event the Trustee or the person making
                              payments on behalf of the Trustee (as the case may
                              be) makes such payment after such withholding or
                              deduction has been made, the Trustee or the person
                              making such payments on behalf of the Trustee (as
                              the case may be) shall account to the relevant
                              authorities for the amount so required to be
                              withheld or deducted and neither the Trustee nor
                              any person making payments on behalf of the
                              Trustee (as the case may be) will be obliged to
                              make any additional payments to the relevant
                              Noteholders in respect of that withholding or
                              deduction.

                    (c)  The interest payments on the Notes will not be subject to TFN withholding as the Notes will not be "Part VA
                         Investments"

          (v)  A new Clause 32.7 is inserted into the Master Trust Deed as follows.

               32.7 PAYMENT METHODS - A$ NOTES

                    Any moneys payable by the Trustee, the Manager or the
                    Servicer to an A$ Noteholder or to a Beneficiary under this
                    Master Trust Deed and the relevant Supplementary Terms
                    Notice shall be paid by the Trustee in Sydney or if the
                    Trustee elects may be paid by:

                    (a)  (CHEQUE) crossed not negotiable cheque in favour of the
                         A$ Noteholder or the Beneficiary (as the case may be)
                         and despatched by post to the address of the A$
                         Noteholder shown in the Register on the Record Date or
                         to the address of the Beneficiary for the purposes of
                         clause 31;

                    (b)  (ELECTRONIC TRANSFER) electronic transfer through
                         Austraclear;

                    (c)  (DIRECT PAYMENT) by direct transfer to a designated
                         account of the A$ Noteholder or the Beneficiary held
                         with a bank or other financial institution in
                         Australia; or

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                    (d)  (OTHER AGREED MANNER) any other manner specified by the
                         A$ Noteholder or the Beneficiary (as the case may be)
                         and agreed to by the Manager and the Trustee.

     (uu) CLAUSE 33.14

          For the purposes of clause 30.12 of the Master Trust Deed, insert a new paragraph (j) as follows and renumber the existing paragraph (j)
          as paragraph (k):

               (j)  (FOR ACTS OF NOTE REGISTRAR) for any act, omission or default of any Note Registrar appointed under the Agency
                    Agreement or Note Trust Deed, in relation to its duties and obligations under the Agency Agreement or Note Trust Deed, except where the Note Registrar is the Trustee.

6.3  AMENDMENTS TO THE SERVICING AGREEMENT

     The Servicing Agreement is amended for the purpose of the Trust as follows:

     (a)  A new clause 3.1(v) is inserted as follows:

          (v)  deliver to the Manager a certificate in the form of Schedule 5 of the Supplementary Terms Notice (or such other form as is required under the Rules of the United States Securities and Exchange Act
               of 1934, as amended) in respect of that Trust;

     (b)  A new clause 3.1(w) is inserted as follows:

          use its best endeavours to procure that, each year, an independent public accountant:

          (i)  conducts an examination of the documents and records relating to the servicing by the Servicer of the Loans secured by Mortgages in respect of that Trust during the most recent calendar year ended 30 September, which complies with the Uniform Single
               Attestation Program for Mortgage Bankers issued by the Mortgage
               Bankers Associate of America or similar procedure; and

          (ii) delivers to the Manager a compliance certificate similar to that attached as Schedule 6 of the Supplementary Terms Notice (or such other form as is required under the Rules of the United States
               Securities and Exchange Act of 1934, as amended) in respect of that examination,

          in each case such that the Manager is able to comply with its obligations under Section 302 of the United States Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 of the United States Securities
          Exchange Act of 1934, provided that in the case of Crusade Global
          Trust No. 1 of 2005, the first year in which a certificate or audit report referred to above is deliverable, or on examination is required, will be 2005.

     (c)  Clause 5.2(a) is amended by replacing the words "on the Remittance
          Date for that Collection Period" with the words "on or before the expiration of five (5) Business Days from receipt by the Servicer".

     (d)  Clause 5.2(b)(ii) is amended by replacing the words "five Business
          Days following receipt by the Servicer" with the words "immediately upon receipt by the Servicer".

     (e)  Clause 7.3(a) is amended by replacing the number "120" with the number
          "90".

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6.4  CLAUSE 6.14

     For the purposes of clause 6.14 of the Master Trust Deed, all references to
     Notes in that clause shall be references only to Offshore Notes.

7.   CALL AND TAX REDEMPTION
--------------------------------------------------------------------------------

7.1  CALL OF CLASS A NOTES

     The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the
     Class A Noteholders in accordance with, in the case of the Class A-1 Notes and the Class A-2 Notes, Condition 12 and in the case of the Class A-3
     Notes, in accordance with the terms of this Supplementary Terms Notice and the Master Trust Deed, purchase or redeem all, but not some only of the
     Class A Notes by repaying the Invested Amount, or, if all the Class A
     Noteholders so agree, the Stated Amount, of those Class A Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any Quarterly Payment Date falling on or after the Quarterly
     Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes
     (the CALL DATE) provided that the Trustee will be in a position on such
     Quarterly Payment Date to discharge (and the Manager so certifies to the
     Trustee and the Note Trustee upon which the Trustee and the Note Trustee will rely conclusively) all its liabilities in respect of the Class A Notes
     (at their Invested Amount or their Stated Amount if so agreed by all the
     Class A Noteholders) and any amounts which would be required under the
     Security Trust Deed to be paid in priority or pari passu with the Class A
     Notes if the security for the Notes were being enforced.

7.2  CALL OF CLASS B NOTES

     The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the
     Class B Noteholders in accordance with the terms of the Supplementary Terms
     Notice and the Master Trust Deed and purchase or redeem all, but not some only of the Class B Notes by repaying the Invested Amount, or, if the Class
     B Noteholders, by Extraordinary Resolution of the Class B Noteholders so
     agree, the Stated Amount, of those Class B Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any
     Quarterly Payment Date falling on or after the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes, provided that:

     (a)  the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee upon which the
          Trustee will rely conclusively) all its liabilities in respect of the
          Class B Notes (at their Invested Amount or their Stated Amount if so agreed by the Class B Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class B Notes if the security for the Notes were being enforced; and

     (b)  all Class A Notes have been redeemed in full before that Quarterly
          Repayment Date, or will be redeemed in full on that Quarterly
          Repayment Date.

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7.3  CALL OF CLASS C NOTES

     The Trustee must, when so directed by the Manager (at the Manager's option), having given not more than 60 nor less than 45 days' notice to the
     Class C Noteholders in accordance with the terms of the Supplementary Terms
     Notice and the Master Trust Deed, and purchase or redeem all, but not some only of the Class C Notes by repaying the Invested Amount, or, if the Class
     C Noteholders, by Extraordinary Resolution of the Class C Noteholders so
     agree, the Stated Amount, of those Class C Notes, together with accrued interest to (but excluding) the date of repurchase or redemption on any
     Quarterly Payment Date falling on or after the Quarterly Payment Date on which the Total Stated Amount of all Notes is equal to or less than 10% of the aggregate of the Initial Invested Amount of all Notes, provided that:

     (a)  the Trustee will be in a position on such Quarterly Payment Date to discharge (and the Manager so certifies to the Trustee upon which the
          Trustee will rely conclusively) all its liabilities in respect of the
          Class C Notes (at their Invested Amount or their Stated Amount if so agreed by the Class C Noteholders) and any amounts which would be required under the Security Trust Deed to be paid in priority or pari passu with the Class C Notes if the security for the Notes were being enforced; and

     (b)  all Class B Notes have been redeemed in full before that Quarterly
          Repayment Date or will be redeemed in full on that Quarterly Repayment
          Date.

7.4  TAX EVENT

     If the Manager satisfies the Trustee and the Note Trustee immediately prior to giving the notice referred to below that either:

     (a)  on the next Quarterly Payment Date the Trustee (or a Paying Agent)
          would be required to deduct or withhold from any payment of principal or interest in respect of the Notes or a Currency Swap in respect of any Offshore Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the
          Commonwealth of Australia or any of its political sub-divisions or any of its authorities; or

     (b)  the total amount payable in respect of interest in relation to any of the Purchased Receivables for a Collection Period ceases to be receivable (whether or not actually received) by the Trustee during such Collection Period (but, for the avoidance of doubt, this paragraph does not apply to the failure by the Trustee to receive any interest on any Purchased Receivable merely by reason of the failure by the relevant Obligors to pay that interest in breach of the relevant Purchased Receivable),

     the Trustee must, when so directed by the Manager, at the Manager's option
     (provided that the Trustee will be in a position on such Quarterly Payment
     Date to discharge (and the Manager will so certify to the Trustee and the
     Note Trustee) all its liabilities in respect of those Notes (at their
     Invested Amount or if the Noteholders of those Notes have agreed by
     Extraordinary Resolution and have so notified the Trustee and the Manager not less than 21 days before such Quarterly Payment Date, at their Stated
     Amount) and any amounts which would be required under the Security Trust
     Deed to be paid in priority or pari passu with those Notes if the security for the Notes were being

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     enforced), having given not more than 60 nor less than 45 days' notice to the Noteholders of those Notes (and all other Noteholders whose Notes are to be redeemed at the same time), in accordance with Condition 12 for any
     Offshore Notes redeem all, but not some only, of those Notes at their
     Invested Amount (or, if the Class A Noteholders by Extraordinary Resolution
     have so agreed, at their Stated Amount) together with accrued interest to
     (but excluding) the date of redemption on any subsequent Quarterly Payment
     Date, provided that the Class A Noteholders may by Extraordinary Resolution elect, and shall notify the Trustee and the Manager not less than 21 days before the next Quarterly Payment Date following the receipt of notice of such proposed redemption, that they do not require the Trustee to redeem the Class A Notes.

7.5  FULL SATISFACTION

     Repayment and redemption of Class A Notes, Class B Notes or Class C Notes in accordance with clause 7.1, 7.2, 7.3 or 7.4 (as the case may be) shall be in full satisfaction of the Trustee's obligations under the relevant
     Notes.

8.   SUBSTITUTION AND REMOVAL OF PURCHASED RECEIVABLES
--------------------------------------------------------------------------------

8.1  APPROVED SELLER SUBSTITUTION

     (a)  The Trustee must, at the direction of the Manager (at the Manager's option), at any time replace a Receivable of the Trust which has been repurchased by the Approved Seller under clause 12.6(d) of the Master
          Trust Deed using the funds received from the repurchase to purchase a substitute Eligible Receivable from the Approved Seller, if available.

     (b)  The Approved Seller may elect to sell a substitute Receivable to the
          Trustee (which the Trustee shall acquire if it is directed by the
          Manager to do so), provided the substitute Receivable satisfies the following requirements:

          (i)  it complies with the Eligibility Criteria;

          (ii) at the time of substitution, the substitute Receivable has a maturity date no later than the date being 2 years prior to the
               Final Maturity Date;

          (iii) the substitution will not adversely affect the Rating of any
               Notes;

          (iv) the relevant Mortgage Insurer has confirmed that the substitute
               Receivable is covered by the relevant Mortgage Insurance Policy;
               and

          (v)  it is selected by the Manager in accordance with clause 8.3.

8.2  OTHER SUBSTITUTIONS

     The Trustee must, at the direction of the Manager (at the Manager's option), at any time:

     (a)  replace a Mortgage relating to a Purchased Receivable;

     (b)  allow an Obligor to replace the Mortgaged Property secured by such a
          Mortgage; or

     (c)  allow an Obligor to refinance a Purchased Receivable to purchase a new
          Mortgaged Property,

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     provided that all of the following conditions are met:

          (i)  the same Obligor or Obligors continue to be the Obligor or
               Obligors under the replacement Mortgage and that Purchased
               Receivable or refinanced Receivable (as the case may be);

          (ii) either the replacement Mortgage, or the replacement Mortgaged
               Property, do not result in the relevant Purchased Receivable failing to comply with the Eligibility Criteria or the refinanced
               Receivable satisfies the Eligibility Criteria (as the case may
               be);

          (iii) any such replacement or refinancing occurs simultaneously with the release of the previous Mortgage, Mortgaged Property or
               Receivable (as the case may be);

          (iv) the principal outstanding under the relevant Receivable is, after the replacement or refinancing, the same as before that
               replacement or refinancing; and

          (v)  clause 8.3 applies.

8.3  SELECTION CRITERIA

     (a)  The Manager will apply the following criteria (in descending order of importance) when selecting a substitute Eligible Receivable under clause 8.1 or approving a substitution under clause 8.2:

          (i)  the substitute Eligible Receivable will have an Unpaid Balance within A$30,000 of the outgoing Eligible Receivable's Unpaid
               Balance, as determined at the time of substitution;

          (ii) an outgoing owner-occupied or investment Mortgage will be replaced by another owner-occupied or investment Mortgage (as the case may be);

          (iii) the substitute Eligible Receivable will have a then current LVR no more than five per cent (5%) greater than the outgoing
               Eligible Receivables then current LVR, as determined at the time of substitution;

          (iv) an outgoing Eligible Receivable will be substituted by another
               Eligible Receivable with a security property located in the same
               State or Territory;

          (v)  an outgoing Eligible Receivable will be substituted by another
               Eligible Receivable with a security property with the same or similar postcode; and

          (vi) in the case of substitution under clause 8.1, the substitute
               Eligible Receivable will have the closest original loan amount to that of the outgoing Eligible Receivable.

     (b)  The Trustee is entitled to rely on the information provided by the
          Manager in this regard.

8.4  REMOVAL OF PURCHASED RECEIVABLES - TOP UPS

     (a)  If during any Collection Period an Obligor requests from the Servicer an increase in the principal balance under the Receivable Agreement for the relevant Purchased Receivable (other than as a Redraw) and that request is approved by the Servicer, the Manager must direct the
          Trustee to offer to transfer that Purchased Receivable from the Trust to

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          St.George subject to this clause 8.4 unless it is a Further Advance made in accordance with clause 5.8.

     (b)  If the Trustee receives a direction from the Manager under paragraph
          (a) in respect of a Purchased Receivable, it must deliver to St.George an offer in writing to extinguish the Trustee's equitable title to the relevant Purchased Receivables in favour of St.George. The Manager must prepare that offer on behalf of the Trustee, and that offer must specify:

          (i)  details of the Purchased Receivable;

          (ii) the proposed date of extinguishment of equitable title;

          (iii) the unpaid principal amount of the Purchased Receivable;

          (iv) the Unpaid Balance of the Purchased Receivable as at the proposed date of extinguishment of equitable title; and

          (v)  such other details as St.George reasonably requires in such offers from time to time.

     (c)  If St.George receives an offer under paragraph (b) in respect of a
          Purchased Receivable it may, but is not obliged to, accept that offer by paying the Unpaid Balance of that Purchased Receivable on the date of extinguishment. On that payment, and without the need for any person to do any other act, matter or thing:

          (i)  the Trustee shall cease to have any interest in the relevant
               Purchased Receivables and related Receivable Rights;

          (ii) St.George shall hold both the legal and beneficial interest in those Purchased Receivables and Receivable Rights and be entitled to all interest and fees that accrue in respect of them from (and including) the date of extinguishment; and

          (iii) no rights or interest under or in respect of those Receivables or Receivable Rights shall form part of the Assets of the Trust.

     (d)  Notwithstanding any negotiations or discussions undertaken between
          St.George, the Manager or the Trustee prior to St.George accepting the offer under paragraph (b), St.George is not obliged to accept that offer and no contract for the sale or purchase of any Purchased
          Receivables or related Receivable Rights referred to in that offer will arise unless and until St.George accepts that offer in accordance with this clause.

     (e)  If St.George does not accept an offer under paragraph (b) to transfer a Purchased Receivable, the request by the Obligor in respect of that
          Purchased Receivable referred to in paragraph (a) must not be accepted and the principal balance of that Purchased Receivable may not be increased in accordance with that request.

9.   APPLICATION OF THRESHOLD RATE
--------------------------------------------------------------------------------

9.1  CALCULATION OF THRESHOLD RATE

     If at any time the Basis Swap is terminated, the Manager must, on each of:

     (a)  the earlier of:

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          (i)  the date which is 3 Business Days following the date on which the
               Basis Swap is terminated; and

          (ii) the Determination Date immediately following the date on which the Basis Swap is terminated; and

     (b)  each successive Determination Date for so long as the Basis Swap has not been replaced by a similar Hedge Agreement or until the Trustee and the Manager otherwise agree (and the Designated Rating Agency for each Class of Notes has confirmed in writing that that agreement would not result in a downgrading of the rating given to any relevant Note or the withdrawal of the rating of any relevant Note),

     calculate the Threshold Rate as at that date and notify the Trustee, the
     Servicer and the Approved Seller of that Threshold Rate on the relevant
     Payment Date.

9.2  SETTING THRESHOLD RATE

     If the Servicer is notified of a Threshold Rate under clause 9.1, it will, not more than 7 Business Days following the date on which the Basis Swap is terminated, ensure that the interest rate payable on each Purchased
     Receivable which is subject to a variable rate is set not less than the
     Threshold Rate and shall promptly notify the relevant Obligors of the change in accordance with the Receivable Agreements.

9.3  LOAN OFFSET DEPOSIT ACCOUNTS

     If at any time there is no current Basis Swap in place, the Servicer and the Approved Seller must ensure that the interest rates applicable to the
     Loan Offset Deposit Accounts are such that, if the Approved Seller does not meet any of its obligations under clause 5.27, the Servicer will not be required, as a direct result of that non-payment, to increase the Threshold
     Rate under this clause 9.

10.  TITLE PERFECTION EVENTS
--------------------------------------------------------------------------------

     Each of the following is a Title Perfection Event.

     (a)  (DOWNGRADE) The Approved Seller ceases to have a long term rating of at least BBB from S&P or Baa2 from Moody's or BBB from Fitch Ratings.

     (b)  (EVENT OF INSOLVENCY) An Insolvency Event occurs with respect to the
          Approved Seller.

     (c)  (NON COMPLIANCE) The Servicer as Approved Seller fails to pay any
          Collections (as defined in the Servicing Agreement) within the time required under the Servicing Agreement.

     (d)  (SERVICER TRANSFER EVENT) For so long as the Servicer is also an
          Approved Seller to the Trust, a Servicer Transfer Event occurs.

     (e)  (BREACH OF REDRAW FACILITY AGREEMENT) For so long as the Approved
          Seller is also the Redraw Facility Provider, the Redraw Facility
          Provider breaches its obligations, undertakings or representations under the Redraw Facility Agreement and such breach has had, or if continued will have, a Material Adverse Effect (as determined by the
          Trustee after taking appropriate expert advice).

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     (f)  (BREACH OF REPRESENTATIONS) The Approved Seller breaches any representation, warranty, covenant or undertaking made by it in a
          Transaction Document, which breach, if capable of remedy, is not remedied within 30 days of the earlier of:

          (i)  the Approved Seller becoming aware of the breach; and

          (ii) the Approved Seller being notified of the breach by the Trustee,
               Manager or Servicer.

11.  BENEFICIARY
--------------------------------------------------------------------------------

11.1 ISSUE OF UNITS

     (a)  The beneficial interest in the Trust will be constituted by the issue of:

          (i)  a single residual capital unit (the RESIDUAL CAPITAL UNIT); and

          (ii) a single residual income unit (the RESIDUAL INCOME UNIT).

          The holders of the Residual Capital Unit and the Residual Income Unit
          (each, a UNIT) hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this Supplementary Terms Notice.

     (b)  The Trustee must, on receipt of the issue price of each Unit specified below, issue the relevant Unit by registering the holder in the register kept under this clause 11.

     (c)  A failure by the Trustee to issue a Unit does not affect a
          Beneficiary's rights as a beneficiary of the Trust under the Master
          Trust Deed and this Supplementary Terms Notice.

11.2 RESIDUAL CAPITAL UNIT

     (a)  The holder of the Residual Capital Unit is Allens Arthur Robinson
          Corporate Advisory Pty Ltd.

     (b)  The issue price of the Residual Capital Unit is the amount of $10, paid on establishment of the Trust.

     (c)  The Residual Capital Beneficiary has no right to receive distributions in respect of the Trust other than the right to receive an amount of
          $10 on the termination of the Trust. The Residual Capital Unit may not be redeemed at any other time or in any other way.

     (d)  The Residual Capital Unit is not transferable except that the Residual
          Capital Beneficiary may transfer the Residual Capital Unit to the
          Residual Income Beneficiary provided that the Trustee and the Note
          Trustee have received a tax opinion, in a form and substance acceptable to the Trustee (acting reasonably), that the transfer of the Residual Capital Unit will not adversely affect the taxation treatment of the Trust and each of the other parties to this
          Supplementary Terms Notice, after being given prior notice in writing, is reasonably satisfied that they and the Noteholders will not be adversely affected by the transfer of the Residual Capital Unit to the
          Residual Income Beneficiary.

     (e)  No other Residual Capital Units may be issued.

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11.3 RESIDUAL INCOME UNIT

     (a)  The holder of the Residual Income Unit is Crusade Management Limited.

     (b)  The issue price of the Residual Income Unit is the amount of $10, paid on establishment of the Trust.

     (c)  The beneficial interest held by the Residual Income Beneficiary is limited to the Trust and each Asset of the Trust (subject to the rights of the Residual Capital Beneficiary under clause 11.2) subject to and in accordance with the Master Trust Deed and this Supplementary
          Terms Notice.

     (d)  Subject to clause 24 of the Master Trust Deed, the Residual Income
          Beneficiary has no right to receive distributions in respect of the
          Trust other than:

          (i)  the right to receive distributions in respect of the Trust under the Master Trust Deed and this Supplementary Terms Notice to the extent that Excess Distributions are available for distribution under the Master Trust Deed and this Supplementary Terms Notice;
               and

          (ii) the right to receive on the termination of the Trust the entire beneficial interest of the Trust, subject to the rights of the
               Residual Capital Beneficiary.

          The Residual Income Unit may not be redeemed at any other time or in any other way.

     (e)  The Residual Income Unit is not transferable.

     (f)  No other Residual Income Units may be issued.

11.4 UNIT REGISTER

     (a)  The entitlement of any person to a Unit will be evidenced by registration in the register maintained under this clause 11.4 (the
          UNIT REGISTER).

     (b)  The Trustee will keep the Unit Register at its registered office in a form that it considers appropriate and will enter the following particulars:

          (i)  the name and address of each Beneficiary;

          (ii) the date on which the name of each Beneficiary is entered in the
               Unit Register;

          (iii) the date on which each Beneficiary ceases to be registered as a
               Beneficiary;

          (iv) the subscription moneys initially paid for each Unit; and

          (v)  any other details which the Trustee may consider necessary or desirable.

     (c)  Each Beneficiary shall promptly notify the Trustee in writing of any change of name or address and the Trustee will alter the Unit Register accordingly.

     (d)  The Beneficiary may not assign, or create or allow to exist any
          Security Interest over, its rights or interests in respect of the
          Trust if to do so would have a Material Adverse Effect or might have an adverse tax consequence in respect of the Trust.

     (e)  Without limiting clause 11.1, the interest of a Beneficiary will be constituted by registration in the Unit Register.

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12.  NOTE TRUSTEE
--------------------------------------------------------------------------------

12.1 CAPACITY

     The Note Trustee is a party to this Supplementary Terms Notice in its capacity as trustee for and on behalf of the Offshore Noteholders from time to time under and subject to the terms of the Note Trust Deed.

12.2 EXERCISE OF RIGHTS

     (a)  The rights, remedies and discretions of the Offshore Noteholders under the Transaction Documents including all rights to vote or give instructions to the Security Trustee and to enforce undertakings or warranties under the Transaction Documents, except as otherwise provided in the Note Trust Deed or the Security Trust Deed, may only be exercised by the Note Trustee on behalf of the Offshore Noteholders in accordance with the Note Trust Deed.

     (b)  The Offshore Noteholders, except as otherwise provided in the Note
          Trust Deed or the Security Trust Deed, may only exercise enforcement rights in respect of the Mortgaged Property through the Note Trustee and only in accordance with the Transaction Documents.

12.3 REPRESENTATION AND WARRANTY

     The Note Trustee represents and warrants to each other party to this
     Supplementary Terms Notice that it has the power under the Note Trust Deed to enter into the Transaction Documents to which it is a party and to exercise the rights, remedies and discretions of, and to vote on behalf of the Offshore Noteholders, in each case subject to the terms of the
     Transaction Documents.

12.4 PAYMENTS

     Any payment to be made to the Offshore Noteholders under the Transaction
     Documents may be made to the Principal Paying Agent or the Note Trustee (as the case may be) in accordance with the Agency Agreement and the Note Trust
     Deed.

12.5 PAYMENT TO BE MADE ON BUSINESS DAY

     If any payment is due under a Transaction Document on a day which is not a
     Business Day the due date will be the next Business Day unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day.

13.  COMPLIANCE WITH SECURITY TRUST DEED
--------------------------------------------------------------------------------

     The parties to this Supplementary Terms Notice agree to comply with clause
     16.11 of the Security Trust Deed.

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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14.  CUSTODIAN AGREEMENT
--------------------------------------------------------------------------------

     The Custodian Agreement is amended for the purpose of the Trust by deleting the words and between each Relevant Trust from the second/third line of clause 3.1(c).

15.  MANAGER'S DIRECTIONS TO BE IN WRITING
--------------------------------------------------------------------------------

     Any direction given to the Trustee by the Manager under a Transaction
     Document must be in writing.

16.  UNDERTAKINGS BY APPROVED SELLER, SERVICER AND MANAGER
--------------------------------------------------------------------------------

     (a)  Each of the Seller and Servicer undertakes that:

          (i)  it will not allow the interest rate on a Purchased Receivable which is a Fixed Rate Loan to be re-fixed at the end of its fixed rate term if it will result in a downgrade or withdrawal of the rating of any Notes;

          (ii) it will not allow a Purchased Receivable to convert from a Fixed
               Rate Loan to a Floating Rate Loan, or from a Floating Rate Loan to a Fixed Rate Loan, if that conversion would result in a downgrade or withdrawal of the rating of any Notes;

          (iii) it must ensure that if the use of any Mortgaged Property which relates to a Purchased Receivable from owner occupied to
               investment, or from investment to owner occupied, the relevant
               Purchased Receivable continues to satisfy the Eligibility
               Criteria; and

          (iv) it must not provide to any Obligor features in respect of a
               Purchased Receivable which are additional to those that applied on the Closing Date unless those additional features would not:

               (A)  affect any Mortgage Insurance Policy relating to that
                    Purchased Receivable;

               (B)  result in the downgrade or withdrawal of the rating of any
                    Notes.

     (b)  The Manager and the Servicer undertake to the Trustee, to each
          Noteholder and to the Security Trustee to:

          (i)  give the Trustee such directions; and

          (ii) take such actions as may be taken by a third party on behalf of the Trustee,

          as are necessary to ensure that the Trustee complies with the Irish
          Stock Exchange listing rules.

     The Manager and Servicer fully indemnify the Trustee and Security Trustee from and against any expense, loss, damage, liability, fines, forfeiture, legal fees and related costs which the Trustee or the Security Trustee may incur (whether directly or indirectly) as a consequence of the breach of an undertaking made by the Manager or Servicer under this clause 16(b) except as a result of the fraud, negligence or wilful default of the Trustee or the Security Trustee.

--------------------------------------------------------------------------------
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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

17.  TAX REFORM
--------------------------------------------------------------------------------

17.1 TAXATION OF TRUSTS AND CONSOLIDATED GROUPS

     The parties acknowledge that:

     (a)  in relation to the proposed taxation of non-fixed trusts as companies:

          (i)  the Commonwealth Government has withdrawn draft legislation under which non-fixed trusts would have been taxed as companies from 1
               July 2001;

          (ii) in November 2002 the Board of Taxation recommended that the
               Government retain the current flow-through treatment of
               distributions of non-assessable amounts by non-fixed trusts rather than a company type taxation model; and

          (iii) although the Government has not expressly agreed to the recommendation of the Board of Taxation described at (ii) above, on 12 December 2002 the Government announced its intention to amend the taxation laws in accordance with recommendations of the
               Board of Taxation which were incidental to the recommendation described at (ii) above.

     (b)  If the Trust becomes a member of a consolidated group of companies and trusts under Part 3-90 of the Income Tax Assessment Act 1997 (a
          CONSOLIDATED TAX GROUP), the Trustee could be liable for a share of a tax-related liability of the head company of that consolidated tax group (a GROUP TAX LIABILITY) if:

          (i)  the head company of the consolidated tax group does not pay that group tax liability by the time it becomes due and payable; and

          (ii) that group tax liability is not covered by a tax sharing agreement which is consistent with regulations made, or
               guidelines published by the Commissioner of Taxation, concerning the allocation of group tax liabilities of a consolidated tax group amongst certain members of that group or which is otherwise accepted by the Commissioner of Taxation as allocating the group tax liabilities of the consolidated tax group amongst those members on a reasonable basis (a VALID TAX SHARING AGREEMENT);
               and

     (c)  it is in the interests of all parties, including the Trustee, the
          Noteholders and the Beneficiaries, that:

          (i)  the Trustee always be in a position to pay any Tax liability when due;

          (ii) the payment of Tax by the Trustee must not affect the amount of principal or interest payable on the Notes or the timing of such payments; and

          (iii) the Rating of the Notes be maintained.

17.2 AMENDING BILL - TAXATION OF TRUSTS

     If an amending Bill is introduced into the Federal Parliament (the AMENDING
     BILL), and the result of that amending Bill, if it becomes law, will be that the Trustee will become liable to pay Tax on the net income of the
     Trust (as described in clause 17.1(a)), then:

--------------------------------------------------------------------------------
                                                                        Page 108

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (a)  the Manager shall promptly consult with the Trustee and each
          Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause 5 to achieve the objective referred to in clause 17.1(c) (the OBJECTIVE);

     (b)  within 1 month of the amending Bill being introduced into Federal
          Parliament (or such longer time as the Trustee and each Designated
          Rating Agency permits) the Manager shall use reasonable endeavours to provide a written recommendation to the Trustee and a draft deed amending this Supplementary Terms Notice that, if executed, will achieve the Objective; and

     (c)  if and when the amending Bill becomes law, upon the Trustee being notified by the Manager that the draft deed amending this
          Supplementary Terms Notice will achieve the Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers), and each of the other parties to this Supplementary Terms
          Notice being reasonably satisfied that they will not be adversely affected by the proposed amendments to this Supplementary Terms
          Notice, each party to this Supplementary Terms Notice shall execute that amendment deed.

17.3 GROUP TAX LIABILITIES

If the Trust becomes a member of a consolidated tax group and the head company of that consolidated tax group does not at that time, or at any subsequent time, provide evidence to the satisfaction of the Trustee (which may rely upon the advice of tax lawyers, amongst others) that the tax liabilities of the consolidated group are covered by a valid tax sharing agreement that apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it), then:

     (a)  the Manager shall, as soon as is practicable, direct the Trustee to take steps to ensure that the Trust ceases to be a member of that consolidated group;

     (b)  the Manager shall promptly consult with the Trustee and each
          Designated Rating Agency to determine what changes, if any, are necessary to the cashflow allocation methodology in clause 5 to achieve the Objective; and

          (i)  within 2 months of such consultations commencing (or such longer time as the Trustee and each Designated Rating Agency permit), the Manager shall use reasonable endeavours to provide a written direction to the Trustee and a draft deed amending this
               Supplementary Terms Notice that, if executed, will achieve the
               Objective; and

          (ii) upon the Trustee being notified by the Manager that the draft deed amending this Supplementary Terms Notice will achieve the
               Objective (and in this regard the Trustee may rely (amongst others) upon advice of tax lawyers), and each of the other parties to this Supplementary Terms Notice being reasonably satisfied that they will not be adversely affected by the
               proposed amendments to this Supplementary Terms Notice, each party to this Supplementary Terms Notice shall execute that amendment deed.

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

17.4 EVIDENCE OF TAX SHARING AGREEMENT

     The Manager shall procure that the head company of a consolidated tax group of which the Trust becomes a member will:

     (a)  ensure that the group tax liabilities of that consolidated tax group are covered by a valid tax sharing agreement that apportions those tax liabilities to the Trustee on a basis acceptable to the Trustee (and the Trustee acknowledges that a nil allocation of the group tax liabilities will be acceptable to it); and

     (b)  provide evidence of such a tax sharing agreement being in place for the purposes of clause 17.3:

          (i)  at the time the Trust becomes a member of the consolidated tax group; and

          (ii) on each occasion that there is any alteration, amendment or replacement of a tax sharing agreement covering the tax
               liabilities of the consolidated tax group.

17.5 OBJECTIVE

     (a)  Provided that the Trustee and each Designated Rating Agency receive written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the cashflow allocation methodology in clause 5, as amended by the deed amending this Supplementary Terms
          Notice, is followed, the Objective will be met, and each Designated
          Rating Agency confirms in writing that the change in Tax law or the deed amending this Supplementary Terms Notice will not result in the downgrade or withdrawal of rating of any Note:

          (i)  the Trustee shall not be obliged to obtain the consent of any
               Noteholder or the Residual Income Beneficiary to the deed
               amending this Supplementary Terms Notice; and

          (ii) subject to its terms, the deed amending this Supplementary Terms
               Notice shall be effective when executed, and may:

               (A)  permit the Trustee to accumulate a reserve out of moneys that would otherwise be payable to the Residual Income
                    Beneficiary; and/or

               (B)  provide for Tax to be paid out of moneys that would
                    otherwise have been payable to the Residual Income
                    Beneficiary.

17.6 RESIDUAL INCOME BENEFICIARY

     Without limiting clause 17.5, in formulating a proposal to meet the
     Objective, the Manager shall have regard to the impact of any change to the cashflow allocation methodology to the Residual Income Beneficiary, and shall consider proposals made by the Residual Income Beneficiary that will enable the Trustee to meet the Objective.

18.  ACKNOWLEDGMENTS
--------------------------------------------------------------------------------

     (a)  The parties to the Transaction Documents agree that the Code of
          Banking Practice 2003 (CODE) does not apply to any Transaction
          Document or any transaction or service under any Transaction Document.

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                                                                        Page 110

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     (b)  The parties to the Transaction Documents (other than the Note Trustee)
          acknowledge that St.George is bound by the Code in respect of its dealings with some or all Mortgagors and agree that if the application of the Code to those dealings makes an amendment to any Transaction
          Document necessary or desirable, in the opinion of St.George, then the parties will negotiate such amendments in good faith.

19.  GOVERNING LAW
--------------------------------------------------------------------------------

     This Supplementary Terms Notice is governed by the laws of New South Wales.
     Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

20.  COUNTERPARTS
--------------------------------------------------------------------------------

     This Supplementary Terms Notice may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

--------------------------------------------------------------------------------
                                                                        Page 111

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

EXECUTED as a deed.

Each attorney executing this deed states that he or she has no notice, revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES CONSOLIDATED
LIMITED by its attorney under power
of attorney in the presence of:

-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

-------------------------------------   ----------------------------------------
Print Name                              Print Name

MANAGER

SIGNED SEALED AND DELIVERED for
CRUSADE MANAGEMENT LIMITED by its
attorney under power of attorney in
the presence of:

-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

-------------------------------------   ----------------------------------------
Print Name                              Print Name

--------------------------------------------------------------------------------
                                                                        Page 112

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

APPROVED SELLER/SERVICER

SIGNED SEALED AND DELIVERED for
ST.GEORGE BANK LIMITED by its
attorney under power of attorney
in the presence of:

-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

-------------------------------------   ----------------------------------------
Print Name                              Print Name

CUSTODIAN

SIGNED SEALED AND DELIVERED for
ST.GEORGE CUSTODIAL PTY LIMITED by
its attorney under power of attorney
in the presence of:

-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

-------------------------------------   ----------------------------------------
Print Name                              Print Name

--------------------------------------------------------------------------------
                                                                        Page 113

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for
P.T. LIMITED by its attorney under
power of attorney in the presence of:

-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

-------------------------------------   ----------------------------------------
Print Name                              Print Name

NOTE TRUSTEE

EXECUTED for and on behalf of THE
BANK OF NEW YORK by:

-------------------------------------
Authorised Signatory

-------------------------------------
Print Name

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                                                                        Page 114

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SCHEDULE 1

An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:

(a)  it is sourced from the Approved Seller's general portfolio of residential mortgage loans;

(b)  is secured by a Receivable Security that constitutes a first ranking mortgage over residential (owner-occupied or investment) land situated in capital city metropolitan areas or regional centres in Australia which is or will be registered under the Real Property Legislation, or where a
     Receivable Security is not, or will not be when registered be, a first ranking mortgage, the relevant Sale Notice includes an offer in relation to all prior ranking registered mortgages;

(c)  is secured by a Receivable Security over a Mortgaged Property which has erected on it a residential dwelling and which is required by the
     Receivable Agreement to be covered by general insurance by insurers approved in accordance with the Transaction Documents;

(d)  has an LVR less than or equal to 95% for owner occupiers and 90% for investment properties;

(e)  was not purchased by the Approved Seller but was approved and originated by the Approved Seller in the ordinary course of its business;

(f)  under which the relevant Obligor does not owe more than A$1,200,000;

(g)  the relevant Obligor in respect of which was required to repay the
     Receivable within 30 years of the Cut-Off Date;

(h)  no payment from the Obligor is in Arrears for more than 30 consecutive days;

(i)  the sale of an equitable interest, or the sale of an equitable interest, in any related Receivable Security, does not contravene or conflict with any law;

(j)  together with the related Receivable Security, has been or will be stamped, or has been taken by the relevant stamp duties authority to be stamped, with all applicable duty;

(k)  is on fully amortising repayment terms;

(l)  is secured by a Receivable Security that is covered by mortgage insurance from a Mortgage Insurer under the relevant Mortgage Insurance Policy for
     100% of amounts outstanding under the relevant loans (but not including timely payment cover);

(m)  complies in all material respects with applicable laws, including the
     Consumer Credit Legislation;

(n)  is fully drawn;

(o)  is subject to the terms and conditions of the Approved Seller's Fixed Rate
     Loans, which bear a fixed rate of interest for up to 5 years as of the cut off date; its Great Australian Home Loan product; its Essential Home Loan product, or its Standard Variable Rate Home Loan product, including sub products of Loyalty Loans, which are entitled to a "loyalty" rate due to a home loan relationship with the Approved Seller of 5 years or more and
     Discount Variable Rate Home Loans and Introductory Fixed Rate Home Loans,
     which are available only for new borrowers to St.George Bank; and

(p)  which has a maturity date at least one year before the maturity date of the
     Notes.

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

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                                                                        Page 116

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SCHEDULE 2

APPLICATION FOR A$ NOTES

CRUSADE GLOBAL TRUST NO. 1 OF 2005
--------------------------------------------------------------------------------

To: Perpetual Trustees Consolidated Limited as trustee of the Crusade Global
Trust No. 1 of 2005 (the TRUSTEE)

From:                                            (ABN [*])
      ------------------------------------------
                       (Name)

      of                                     (the APPLICANT).
         -----------------------------------
                     (Address)

APPLICATION
--------------------------------------------------------------------------------

The Applicant applies for the following [Class A-3 Notes/Class B Notes/Class C
Notes] (delete whichever is not applicable) (the NOTES) to be issued by the
Trustee as trustee of the Crusade Global Trust No. 1 of 2005 (the TRUST) under the Master Trust Deed dated 14 March 1998 (as amended from time to time)
establishing the Crusade Trusts (the MASTER TRUST DEED):

1.   The Notes applied for are:

2.   The amount of Notes applied for is:

APPLICANT BOUND
--------------------------------------------------------------------------------

The Applicant agrees that the Notes will be issued subject to, and agrees to be bound by, the provisions of the Master Trust Deed, the Supplementary Terms
Notice in relation to the Notes dated [*] 2005 and the Security Trust Deed dated
[*] 2005 in relation to the Trust.

ACKNOWLEDGMENT BY APPLICANT
--------------------------------------------------------------------------------

The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Notes is limited to its right of indemnity from the assets of the
Trust from time to time available to make such payments under the Master Trust
Deed.

The Applicant further acknowledges that:

(a)  it has independently and without reliance on St.George Bank Limited
     (ST.GEORGE), the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes;

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                                                                        Page 117

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

(b)  it understands that the Notes do not represent deposit or other liabilities of St.George or Associates of St.George;

(c)  the Applicant's holding of the Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested; and

(d)  neither St.George nor any Associate of St.George in any way stands behind the capital value and/or performance of the Notes or the Assets of the
     Trust except to the limited extent provided in the Transaction Documents for the Trust.

GENERAL
--------------------------------------------------------------------------------

Payments due under the Notes may be made:

o    by cheque posted to the above address

o    to the credit of the following account:

     Name of Bank:
     Address of Bank:
     Account Details:
     Account No.:
     Name of Account:

A Marked Note Transfer of the abovementioned Notes is required: Yes/No.

Applicant's Tax File Number:

INTERPRETATION
--------------------------------------------------------------------------------

Each expression used in this Application for A$ Notes that is not defined has the same meaning as in the Master Trust Deed or the relevant Supplementary Terms
Notice.

Dated:

SIGNED:
        --------------------------------

*    This Application for A$ Notes together with a cheque for the amount of the
     A$ Notes applied for should be sent to the Trustee at the address above.

*    Where the Applicant is a trustee, this Application for A$ Notes must be completed in the name of the trustee and signed by the trustee without reference to the trust.

*    Where this Application for A$ Notes is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

*    If this Application for A$ Notes is signed under a power of attorney, the attorney is taken, upon signing, to certify that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for A$ Notes.

--------------------------------------------------------------------------------
                                                                        Page 118

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SCHEDULE 3

NOTE ACKNOWLEDGMENT

CRUSADE GLOBAL TRUST NO. 1 OF 2005
--------------------------------------------------------------------------------

CLASS:

INITIAL INVESTED AMOUNT:

INTEREST RATE:

INTEREST PAYMENT DATES:

PRINCIPAL AMORTISATION DATES:

FINAL MATURITY DATE:

This confirms that:

NOTEHOLDER:

ABN (if applicable):

ADDRESS:

appears in the Register as the holder of the abovementioned Notes (the NOTES).

The Notes are issued by Perpetual Trustees Consolidated Limited (the TRUSTEE) in
its capacity as trustee of the abovementioned Trust (the TRUST) under a Master
Trust Deed dated 14 March 1998 (as amended from time to time) establishing the
Crusade Trusts (the MASTER TRUST DEED).

The Notes are issued subject to the provisions of the Master Trust Deed, the
Supplementary Terms Notice in relation to the Notes dated [*] 2005 and the
Security Trust Deed dated [*] 2005. A copy of the Master Trust Deed, the
Supplementary Terms Notice and the Security Trust Deed are available for inspection by Note Holders at the offices of Crusade Management Limited (ABN 90
072 715 916) at St.George House, 14-16 Montgomery Street, Kogarah, New South
Wales 2217.

The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the Assets of the Trust from time to time available to make such payments under the Master Trust Deed and Supplementary Terms
Notice. All claims against the Trustee in relation to the Notes may only be satisfied out of the Assets of the Trust except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, any agent or delegate employed by the Trustee other than in accordance with Section 53 of the Trustee Act to carry out any transactions contemplated by the Master Trust Deed, the Supplementary Terms
Notice in relation to the Notes and the Security Trust Deed referred to above.

--------------------------------------------------------------------------------
                                                                        Page 119

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

Each Noteholder is required to accept any distribution of moneys under the
Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.

The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except in the case (and to the extent) of any fraud, negligence or Default on the part of the Trustee or its officers, employees or an agent or delegate employed by the Trustee other than in accordance with
Section 53 of the Trustee Act to carry out any transactions contemplated by the
Master Trust Deed, the Supplementary Terms Notice in relation to the Notes and the Security Trust Deed referred to above. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the
Notes.

This Note Acknowledgment is not a certificate of title and the Register is the only conclusive evidence of each abovementioned Noteholder's entitlement to
Notes.

Transfers of Notes must be under a Note Transfer in the form contained in
Schedule 4 to the Master Trust Deed (copies of which are available from then
Trustee at its abovementioned address). Executed Note Transfers must be submitted to the Trustee.

Each expression used in this Note Acknowledgment that is not defined has the same meaning as in the Master Trust Deed.

This Note Acknowledgment and the Notes to which it relates will be governed by the laws of the New South Wales.

Dated:

Executed in New South Wales for and on behalf of Perpetual Trustees Consolidated
Limited

--------------------------------------
Authorised Signatory

--------------------------------------------------------------------------------
                                                                        Page 120

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SCHEDULE 4

NOTE TRANSFER AND ACCEPTANCE

CRUSADE GLOBAL TRUST NO. 1 OF 2005
--------------------------------------------------------------------------------

To:   Perpetual Trustees Consolidated Limited            Date Lodged [*]
      as trustee of the                                  REGISTRY USE ONLY
      Crusade Global Trust No. 1 of 2005 (the TRUSTEE)

TRANSFEROR

(Full name, ACN/ABN (if applicable) and address):

(please print)

APPLIES TO ASSIGN AND TRANSFER TO

TRANSFEREE

(Full name, ACN/ABN (if applicable) and address):

(please print)

and its/their executors, administrators or assigns

The following Notes in the Crusade Global Trust No. 1 of 2005
Number of Notes:
Class:
Initial Invested Amount:
Interest Payment Dates:
Principal Amortisation Dates:
Final Maturity Date:

Consideration Payable: $[*]

and all my/our/its property and interests in rights to those Notes and to the interest accrued on them.

TRANSFEROR
           --------------------------------------------------------------
(Signature: see Notes)

WITNESS                                   Date:
        -------------------------------

TRANSFEREE
           --------------------------------------------------------------
(Signature:  see Notes)

WITNESS                                   Date:
        -------------------------------

PAYMENTS (Tick where appropriate)

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                                                                        Page 121

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

*    In accordance with existing instructions (existing holders only)

*    By cheque posted to the above address

*    By credit to the following account in Australia in the name of the
     Transferee only

Tax File Number (if applicable):

Authorised signature of Transferee
                                   --------------------------------------
Date:

NOTES:

1.   The Transferor and the Transferee acknowledge that the transfer of the
     Notes specified in this Transfer and Acceptance (the NOTES) shall only take effect on the entry of the Transferee's name in the Register as the holder of the Notes.

2.   The Transferee agrees to accept the Notes subject to the provisions of the
     Master Trust Deed dated 14 March 1998 (as amended from time to time)
     establishing the Crusade Trusts (the TRUST DEED), the Supplementary Terms
     Notice in relation to the Notes dated [*] 2005 and the related Security
     Trust Deed dated [*] 2005.

3.   The Transferee acknowledges that it has independently and without reliance on St.George Bank Limited (ABN 92 055 513 070), the Trustee, Crusade
     Management Limited (ABN 90 072 715 916) (the MANAGER) or any other person
     (including without reliance on any materials prepared or distributed by any of the above) made its own assessment and investigations regarding its investment in the Notes.

4.   The Trustee's liability to make payments in respect of the Notes is limited to its right of indemnity from the assets of the abovementioned Trust from time to time available to make such payments under the Trust Deed.

5.   Where the Transferor and/or the Transferee is a trustee, this Note Transfer must be completed in the name of the trustee and signed by the trustee without reference to the trust.

6.   Where this Note Transfer is executed by a corporation, it must be executed either under common seal by two directors or a director and a secretary or under a power of attorney.

7.   If this Transfer and Acceptance is signed under a power of attorney, the attorney certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Note Transfer.

8.   This Note Transfer must be lodged with the Trustee for registration.

9.   The Trustee may, in the manner and for the period specified in the Trust
     Deed and any relevant Supplementary Terms Notice, close the Register. The total period that the Register may be closed will not exceed 30 days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Note Transfer received after 4:00pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

10.  If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee or withholding tax is no longer payable as a result of any change in the relevant Australian laws.

--------------------------------------------------------------------------------
                                                                        Page 122

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

11.  The Notes covered hereby have not been registered under the United States
     Securities Act of 1933 as amended (the SECURITIES ACT) and may not be offered and sold within the United States or to or for the account or benefit of United States persons:

          (i)  as part of their distribution at any time; or

          (ii) otherwise until after the 40 day distribution compliance period of such Notes, as determined and certified by the Lead
               Manager(s),

          except in either case in accordance with Regulation S under the
          Securities Act. Terms used above have the meanings given to them by
          Regulation S.

12.  No transfer may be made of any Notes in circumstances which would require the preparation, issue and/or filing of a prospectus in England pursuant to the Public Offers of Securities Regulations 1995 or under any replacement or subsidiary legislation or regulations, or would otherwise fail to comply with all applicable provisions of the Financial Services and Markets Act
     2000 and all rules and regulations made thereunder.

13.  [INSERT ANY RESTRICTIONS ON THE TRANSFER OF NOTES.]

[MARKING WHERE CLAUSE 8.15 APPLIES]

14.  The Trustee certifies that the Transferor is inscribed in the Register as the holder of the Notes specified in this Note Transfer and that it will not register any transfer of such Notes other than under this Note Transfer before [INSERT DATE].

Dated:

For and on behalf of Perpetual Trustees Consolidated Limited as trustee of the
Crusade Global Trust No. 1 of 2005

---------------------------------------

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Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
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SCHEDULE 5

                       FORM OF ANNUAL SERVICER COMPLIANCE
                              OFFICER'S CERTIFICATE

The undersigned, a duly authorized representative of St.George Bank Limited, as
Servicer ("St.George Bank" or the "Servicer"), pursuant to the agreement between
Perpetual Trustees Consolidated Limited, St.George Bank Limited and Crusade
Management Limited, dated [__], (the "Agreement"), does hereby certify that:

          1.   Capitalized terms used but not defined in this Officer's
               Certificate have their respective meanings set forth in the
               Agreement, unless the context requires otherwise or unless otherwise defined in this Officer's Certificate.

          2.   As of the date hereof, St.George Bank is the Servicer of Crusade
               Global Trust No. 1 of 2005 (the TRUST).

          3.   This Officer's Certificate is delivered pursuant to the
               Agreement.

          4.   A review of the  activities  of the Servicer  during the calendar year ended September 30, _______ and of its performance under the pooling and servicing  agreement or similar  agreements  was made under my supervision.

          5.   Based on such review, to my knowledge, the Servicer has fulfilled its obligations under the pooling and servicing agreements or similar agreements relating to the Trust[s] (including the Master
               Trust Deed, the Servicing Agreement and [the/each] Supplementary
               Terms Notice relating to [the/a] Trust) throughout such calendar year and, except as set forth in paragraph 6 below.

          6.   The following is a description of any exceptions to paragraph 5 above:

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                                                                        Page 124

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Servicer, has duly executed this Officer's Certificate this _______________ day of
_______________________________ , _____ .

                                        ST.GEORGE BANK LIMITED
                                        as Servicer

                                        By:
                                            ------------------------------------

                                            Name:
                                                  ------------------------------

                                            Title:
                                                   -----------------------------

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                                                                        Page 125

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

SCHEDULE 6

INDEPENDENT AUDITOR'S ANNUAL SERVICER COMPLIANCE CERTIFICATE TO THE DIRECTORS OF
CRUSADE MANAGEMENT LIMITED
--------------------------------------------------------------------------------

SCOPE

We have reviewed St.George Bank Limited's (the "Servicer's") activities for the purpose of determining its compliance with the servicing standards contained in the Master Trust Deed dated 14 March 1998, the Crusade Euro Trust Servicing
Agreement dated 19 March 1998, and the Supplementary Terms Notice (collectively the "Documents"), attached as Appendix 1, in relation to the Crusade Global
Trust No. 1 of 2005 (the "Trust") for the year ended 30 September [*], in accordance with the statement by the Division of Corporation Finance of the
Securities and Exchange Commission dated [*], and our engagement letter dated
[*].

We have reviewed the servicing standards contained in the Documents to enable us to report on whether those servicing standards are similar to those contained in the Uniform Single Attestation Program for Mortgage Bankers ("USAP"), attached as Appendix 2, which establishes a minimum servicing standard for the asset backed securities market in the United States of America. No equivalent of the
USAP exists in Australia.

The management of the Servicer is responsible for maintaining an effective internal control structure including internal control policies and procedures relating to the servicing of mortgage loans. We have conducted an independent review of the servicing standards included in Appendix 1, in order to express a statement on the Servicer's compliance with them to Crusade Management Limited.

Our review of the servicing standards has been conducted in accordance with
Australian Auditing Standards applicable to performance audits and accordingly included such tests and procedures as we considered necessary in the circumstances. In conducting our review we have also had regard to the guidance contained in the USAP. These procedures have been undertaken to enable us to report on whether anything has come to our attention to indicate that there has been significant deficiencies in the Servicer's compliance with the servicing standards contained in the Documents for the year ended 30 September [*].

Our review did not include an assessment of the adequacy of the servicing standards themselves.

This statement has been prepared for the use of Crusade Management Limited as at
30 September [*] in accordance with the requirements of the statement by the
Division of Corporation Finance of the Securities and Exchange Commission dated
[*], and the engagement letter dated [*]. We disclaim any assumption of responsibility for any reliance on this review statement, to any person other than Crusade Management Limited.

STATEMENT

Based on our review;

o    nothing has come to our attention to indicate that there has been any significant deficiencies in St.George Bank Limited's compliance with the servicing standards contained in the Master Trust Deed dated 14 March 1998, the Crusade Euro Trust Servicing Agreement dated 19 March 1998, and the

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                                                                        Page 126

Supplementary Terms Notice                         [Allens Arthur Robinson LOGO]
--------------------------------------------------------------------------------

     Supplementary Terms Notice, attached as Appendix 1, in respect of the
     Crusade Global Trust No. 1 of 2005 (the "Trust") for the year ended 30
     September [*];

o    the servicing standards contained in the Master Trust Deed dated 14 March
     1998, the Crusade Euro Trust Servicing Agreement dated 19 March 1998, and the Supplementary Terms Notice are similar to the minimum servicing standards contained in the Uniform Single Attestation Program for Mortgage
     Bankers ("USAP"), except for the following:

     o    Section III of USAP sets  minimum  servicing  standards  in respect of
          Disbursements.   In  respect  of  the  Trust,  this  function  is  the
          responsibility of the Trust Manager.

[Name of organisation]

[Name and title of signatory]

Place:

Date:

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